UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

Annual Report

December 31, 2020

VP Balanced Fund
Class I (AVBIX)
Class II (AVBTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	12.53%	9.58%	8.86%	—	5/1/91
S&P 500 Index	—	18.40%	15.20%	13.87%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	7.51%	4.43%	3.84%	—	—
Blended Index	—	14.73%	11.11%	10.02%	—	—
Class II	AVBTX	12.27%	—	—	9.56%	5/2/16
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2020
Class I — $23,395

S&P 500 Index — $36,700

Bloomberg Barclays U.S. Aggregate Bond Index — $14,576

Blended Index — $25,987

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Steven Rossi and Guan Wang. In August 2020, portfolio manager Guan Wang replaced Claudia Musat on the equity portfolio’s management team.

Fixed-Income Portfolio Managers: Bob Gahagan, Brian Howell and Charles Tan.

Performance Summary

VP Balanced returned 12.53%* for the year ended December 31, 2020. By comparison, a blended index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index returned 14.73%. The equity portion of VP Balanced trailed its benchmark, while the fixed-income component outperformed the broad bond market (18.40% return of the S&P 500 Index and 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index). Because the vast majority of the portfolio’s risk and return come from its stock allocation, we begin by discussing the performance of the equity portion of VP Balanced.

Consumer Discretionary Stocks Led Equity Detractors

Consumer discretionary stocks detracted the most from performance compared with the benchmark. Positioning among specialty retailers was a main sector headwind, particularly underweights to home improvement retailers The Home Depot and Lowe’s Companies, which advanced amid higher spending on maintenance and renovation projects by consumers staying at home during the pandemic. Stock selection in the internet and catalog retail industry also hindered the sector’s relative performance. An underweight position in Amazon was detrimental as the online marketplace posted sharply higher revenues, driven by increases in online purchases following implementation of coronavirus restrictions.

The information technology and communication services sectors also weighed notably on relative performance. In the information technology sector, stock selection among computers and peripherals manufacturers detracted most. This reflected an underweight position in Apple, as changing consumer habits during the pandemic led to record revenues, driven by subscription growth for applications, cloud services and music streaming. Likewise, limited exposure to PayPal Holdings held back returns in the IT services industry as the digital payments platform’s stock rallied amid greater reliance on e-commerce. Security selection in the communication services sector, particularly among media holdings, also hindered relative performance. A substantial position in Discovery weighed on returns as the cable network’s revenues weakened following the cancellation of major sporting events, such as the Olympics, along with the ongoing secular decline in cable subscriptions. We exited the position.

Energy and Real Estate Sectors Contributed to Equity Results

In contrast, limited exposure to the energy and real estate sectors lifted relative performance. An underweight in Exxon Mobil was a key contributor to performance in the oil, gas and consumable fuels industry. The pandemic’s steep drop in demand for energy and sharply lower oil prices led some producers and refiners to post losses.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

Among real estate stocks, an underweight to equity real estate investment trusts (REITs) contributed to relative performance as lockdowns and restrictions on movement weighed heavily on REITs like mall operator Simon Property Group. We ultimately exited our position. Not owning residential REITs such as AvalonBay Communities, which contended with missed rental payments, helped performance compared with the benchmark. Similarly, it was beneficial to have no exposure to Welltower, a health care REIT that declined amid lower occupancy rates and higher senior care facilities’ health and safety expenses at the height of the pandemic.

Bond Segment Gains Contribute to Relative Performance

Following the emergence of the coronavirus in early 2020, the U.S. bond market began to rally as investors exited equities and gravitated toward the perceived safety of bonds amid fears of a global economic slowdown. As the 10-year U.S. Treasury yield declined during the first quarter of 2020, higher-quality bonds rallied. In an effort to support the U.S. economy through the pandemic, the Federal Reserve (Fed) cut its short-term interest rate twice in March to nearly 0% and initiated a round of unprecedented bond purchases to support credit markets. The Fed action bolstered bond markets, particularly corporate and high-yield bonds, which were further aided by the resolution of the U.S. election and development of several successful vaccines late in the reporting period.

In this environment, our security selection and sector allocation decisions were key contributors to performance. In particular, security selection within the investment-grade corporate sector was the main driver of outperformance. In addition, our out-of-index positions in high-yield corporate credit and inflation-linked securities helped relative returns. The high-yield corporate sector benefited as risk-on investing returned to favor in the second half of the year. An out-of-index position in inflation-linked securities aided results amid a surge in longer-term inflation expectations following the March market sell-off. In addition, the Fed announced a switch in its inflation framework, which supported inflation-indexed securities. Rather than pursuing a target rate (2%) of inflation, the Fed has now adopted an average inflation framework. This strategy will allow inflation to climb higher than 2% for a period of time to make up for periods when inflation remains below 2%.

A Look Ahead

Despite an uncertain near-term economic outlook, more and more investors are betting on a recovery in the second half of 2021. The broad distribution of seemingly effective vaccines on the horizon suggests we’re likely to return to some semblance of normalcy. This prospect is leading to stock market gains, although bonds, too, reflect this recovery story with corporate yields trading at precrisis levels. But one very real hurdle we have to clear with respect to the vaccine is reaching the required level of herd immunity, around 70% of the population. Estimates as to how long that may take range from around mid-2021 to early 2022. We’re optimistic this can be achieved, but see questions around the extent of the public uptake of the vaccine, the potential mutation of the disease itself and uncertainty around how long vaccine-conferred immunity will be effective.

And while longer-term economic prospects are improving, significant risks remain. One such risk is the potential long-term scarring impact of the 2020 recession on labor markets. It can be hard to recover from job losses resulting from business closures and structural economic changes, like a shift to working from home, that affect entire industries. The effects could be seen in a drop in business investment, a rise in business failures or even a shrinking in the financial system’s capacity. We must remain aware of the risk of deep, persistent joblessness. While we believe the risk of a U.S. recession next year is fading, we think it’s possible that growth may decelerate in the near term. As a result, we remain cognizant of potential economic and market risks ahead. We believe investors may benefit from having exposure to proven equity and fixed-income strategies designed to help insulate them from short-term volatility, while maximizing risk-adjusted performance over the long term.

Fund Characteristics

DECEMBER 31, 2020
Top Ten Common Stocks	% of net assets
Apple, Inc.	3.9%
Microsoft Corp.	2.6%
Amazon.com, Inc.	2.3%
Alphabet, Inc., Class A	1.2%
Bristol-Myers Squibb Co.	0.8%
Facebook, Inc., Class A	0.8%
Adobe, Inc.	0.8%
Johnson & Johnson	0.8%
QUALCOMM, Inc.	0.7%
Verizon Communications, Inc.	0.7%

Top Five Common Stocks Industries	% of net assets
Software	7.0%
Technology Hardware, Storage and Peripherals	4.5%
Semiconductors and Semiconductor Equipment	4.2%
Internet and Direct Marketing Retail	2.8%
Health Care Providers and Services	2.5%

Key Fixed-Income Portfolio Statistics
Average Duration (effective)	6.2 years
Weighted Average Life to Maturity	8.3 years

Types of Investments in Portfolio	% of net assets
Common Stocks	59.9%
U.S. Treasury Securities	15.9%
U.S. Government Agency Mortgage-Backed Securities	10.5%
Corporate Bonds	9.6%
Collateralized Mortgage Obligations	2.5%
Collateralized Loan Obligations	1.8%
Asset-Backed Securities	1.2%
Municipal Securities	0.6%
U.S. Government Agency Securities	0.4%
Exchange-Traded Funds	0.2%
Preferred Stocks	0.1%
Commercial Mortgage-Backed Securities	0.1%
Sovereign Governments and Agencies	—*
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(4.3)%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1) 7/1/20 - 12/31/20	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,107.90	$4.50	0.85%
Class II	$1,000	$1,106.50	$5.82	1.10%
Hypothetical
Class I	$1,000	$1,020.86	$4.32	0.85%
Class II	$1,000	$1,019.61	$5.58	1.10%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2020

	Shares/ Principal Amount	Value
COMMON STOCKS — 59.9%
Aerospace and Defense — 0.3%
Raytheon Technologies Corp.	5,227	$373,784
Textron, Inc.	10,508	507,851
		881,635
Auto Components — 0.7%
Adient plc(1)	16,785	583,615
BorgWarner, Inc.	13,478	520,790
Lear Corp.	5,345	850,015
Magna International, Inc.	7,953	563,072
		2,517,492
Automobiles — 0.3%
General Motors Co.	4,590	191,128
Tesla, Inc.(1)	1,062	749,421
		940,549
Banks — 2.4%
Bank of America Corp.	62,008	1,879,463
Citigroup, Inc.	24,728	1,524,728
Citizens Financial Group, Inc.	11,731	419,501
Comerica, Inc.	8,861	494,975
East West Bancorp, Inc.	10,038	509,027
Fifth Third Bancorp	33,790	931,590
JPMorgan Chase & Co.	7,446	946,163
KeyCorp	41,777	685,561
People's United Financial, Inc.	35,140	454,360
Regions Financial Corp.	24,802	399,808
		8,245,176
Beverages — 0.1%
PepsiCo, Inc.	2,234	331,302
Biotechnology — 0.8%
AbbVie, Inc.	14,757	1,581,213
Alexion Pharmaceuticals, Inc.(1)	3,229	504,499
Amgen, Inc.	1,220	280,502
Vertex Pharmaceuticals, Inc.(1)	1,907	450,700
		2,816,914
Building Products — 0.8%
Masco Corp.	41,424	2,275,421
Owens Corning	6,978	528,653
		2,804,074
Capital Markets — 1.5%
Brookfield Asset Management, Inc., Class A	20,262	836,213
Moody's Corp.	2,757	800,192
Morgan Stanley	21,470	1,471,339
MSCI, Inc.	1,071	478,234
State Street Corp.	20,634	1,501,742
		5,087,720
Chemicals — 1.8%
Air Products and Chemicals, Inc.	683	186,609

	Shares/ Principal Amount	Value
Dow, Inc.	6,728	$373,404
Eastman Chemical Co.	3,699	370,936
Ecolab, Inc.	7,062	1,527,934
Huntsman Corp.	32,505	817,176
Linde plc	2,337	615,823
Mosaic Co. (The)	37,835	870,583
Sherwin-Williams Co. (The)	1,805	1,326,513
		6,088,978
Commercial Services and Supplies — 0.3%
Waste Management, Inc.	8,551	1,008,419
Communications Equipment — 0.8%
Arista Networks, Inc.(1)	1,859	540,170
Cisco Systems, Inc.	27,034	1,209,771
Lumentum Holdings, Inc.(1)	4,412	418,258
Motorola Solutions, Inc.	3,552	604,053
		2,772,252
Construction and Engineering — 0.2%
Quanta Services, Inc.	10,581	762,044
Consumer Finance — 0.3%
Synchrony Financial	25,681	891,388
Containers and Packaging — 0.4%
International Paper Co.	18,086	899,236
Packaging Corp. of America	3,054	421,177
		1,320,413
Distributors — 0.1%
LKQ Corp.(1)	13,167	464,005
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	10,855	2,516,949
Diversified Telecommunication Services — 1.4%
AT&T, Inc.	76,494	2,199,968
Verizon Communications, Inc.	42,979	2,525,016
		4,724,984
Electric Utilities — 0.6%
NextEra Energy, Inc.	4,801	370,397
NRG Energy, Inc.	18,746	703,912
PPL Corp.	30,882	870,873
		1,945,182
Electrical Equipment — 1.0%
Emerson Electric Co.	28,414	2,283,633
Hubbell, Inc.	6,968	1,092,513
		3,376,146
Electronic Equipment, Instruments and Components — 0.6%
Jabil, Inc.	17,502	744,360
SYNNEX Corp.	7,260	591,255
Zebra Technologies Corp., Class A(1)	1,734	666,428
		2,002,043
Entertainment — 1.0%
Activision Blizzard, Inc.	5,175	480,499
Electronic Arts, Inc.	5,227	750,597
Madison Square Garden Sports Corp., Class A(1)	4,757	875,764
Netflix, Inc.(1)	747	403,925

	Shares/ Principal Amount	Value
Walt Disney Co. (The)(1)	5,508	$997,939
		3,508,724
Equity Real Estate Investment Trusts (REITs) — 0.7%
Iron Mountain, Inc.	14,812	436,658
Lamar Advertising Co., Class A	4,089	340,286
Spirit Realty Capital, Inc.	21,307	855,902
Weyerhaeuser Co.	18,381	616,315
		2,249,161
Food and Staples Retailing — 0.2%
Kroger Co. (The)	19,652	624,148
Food Products — 0.4%
Campbell Soup Co.	6,261	302,719
Hormel Foods Corp.	14,632	681,997
J.M. Smucker Co. (The)	3,001	346,916
		1,331,632
Gas Utilities — 0.2%
UGI Corp.	22,972	803,101
Health Care Equipment and Supplies — 1.4%
Danaher Corp.	9,207	2,045,243
DexCom, Inc.(1)	530	195,952
Medtronic plc	15,312	1,793,648
Zimmer Biomet Holdings, Inc.	5,216	803,733
		4,838,576
Health Care Providers and Services — 2.5%
AmerisourceBergen Corp.	6,323	618,136
Anthem, Inc.	3,564	1,144,365
Cardinal Health, Inc.	5,753	308,131
CVS Health Corp.	16,694	1,140,200
HCA Healthcare, Inc.	2,267	372,831
Henry Schein, Inc.(1)	15,665	1,047,362
Humana, Inc.	3,864	1,585,283
McKesson Corp.	5,253	913,602
UnitedHealth Group, Inc.	4,282	1,501,612
		8,631,522
Hotels, Restaurants and Leisure — 2.1%
Aramark	22,265	856,757
Boyd Gaming Corp.(1)	19,975	857,327
Churchill Downs, Inc.	4,344	846,168
Darden Restaurants, Inc.	7,584	903,406
Texas Roadhouse, Inc.	10,920	853,507
Vail Resorts, Inc.	2,938	819,584
Yum! Brands, Inc.	18,069	1,961,571
		7,098,320
Household Durables — 0.2%
Mohawk Industries, Inc.(1)	3,892	548,577
Household Products — 0.9%
Clorox Co. (The)	3,506	707,932
Colgate-Palmolive Co.	28,301	2,420,018
		3,127,950
Industrial Conglomerates — 1.1%
3M Co.	10,012	1,749,997

	Shares/ Principal Amount	Value
Honeywell International, Inc.	8,657	$1,841,344
		3,591,341
Insurance — 0.7%
Athene Holding Ltd., Class A(1)	8,517	367,423
Fidelity National Financial, Inc.	8,319	325,190
Marsh & McLennan Cos., Inc.	7,639	893,763
Prudential Financial, Inc.	11,362	887,031
		2,473,407
Interactive Media and Services — 2.0%
Alphabet, Inc., Class A(1)	2,282	3,999,525
Facebook, Inc., Class A(1)	10,189	2,783,227
		6,782,752
Internet and Direct Marketing Retail — 2.8%
Amazon.com, Inc.(1)	2,446	7,966,451
Booking Holdings, Inc.(1)	406	904,271
eBay, Inc.	14,579	732,595
		9,603,317
IT Services — 1.4%
Cognizant Technology Solutions Corp., Class A	6,368	521,857
International Business Machines Corp.	12,085	1,521,260
MasterCard, Inc., Class A	2,071	739,223
PayPal Holdings, Inc.(1)	1,343	314,531
Visa, Inc., Class A	5,310	1,161,456
WEX, Inc.(1)	1,743	354,753
		4,613,080
Life Sciences Tools and Services — 0.7%
Agilent Technologies, Inc.	16,116	1,909,585
Illumina, Inc.(1)	863	319,310
		2,228,895
Machinery — 0.6%
Cummins, Inc.	2,010	456,471
Snap-on, Inc.	8,300	1,420,462
Westinghouse Air Brake Technologies Corp.	4,332	317,102
		2,194,035
Media — 0.8%
Comcast Corp., Class A	20,891	1,094,688
Fox Corp., Class A	18,011	524,480
Interpublic Group of Cos., Inc. (The)	10,663	250,794
Liberty Broadband Corp., Class C(1)	5,210	825,108
		2,695,070
Metals and Mining — 0.8%
Cleveland-Cliffs, Inc.	64,935	945,454
Freeport-McMoRan, Inc.	34,604	900,396
Reliance Steel & Aluminum Co.	3,506	419,843
Steel Dynamics, Inc.	13,456	496,123
		2,761,816
Multi-Utilities — 0.6%
CenterPoint Energy, Inc.	37,150	803,926
Dominion Energy, Inc.	15,272	1,148,454
		1,952,380
Multiline Retail — 0.5%
Dollar Tree, Inc.(1)	2,399	259,188

	Shares/ Principal Amount	Value
Target Corp.	8,486	$1,498,034
		1,757,222
Oil, Gas and Consumable Fuels — 1.4%
Chevron Corp.	9,273	783,105
Exxon Mobil Corp.	26,935	1,110,261
New Fortress Energy, Inc.	12,910	691,847
Phillips 66	12,565	878,796
Williams Cos., Inc. (The)	65,444	1,312,152
		4,776,161
Personal Products — 0.1%
Herbalife Nutrition Ltd.(1)	8,737	419,813
Pharmaceuticals — 2.3%
Bristol-Myers Squibb Co.	45,930	2,849,038
Johnson & Johnson	16,921	2,663,027
Merck & Co., Inc.	23,704	1,938,987
Pfizer, Inc.	13,298	489,499
		7,940,551
Road and Rail — 0.6%
CSX Corp.	3,638	330,148
J.B. Hunt Transport Services, Inc.	3,624	495,220
Kansas City Southern	6,230	1,271,730
		2,097,098
Semiconductors and Semiconductor Equipment — 4.2%
Applied Materials, Inc.	25,700	2,217,910
Broadcom, Inc.	5,214	2,282,950
Intel Corp.	7,291	363,238
KLA Corp.	4,402	1,139,722
Lam Research Corp.	3,128	1,477,261
Micron Technology, Inc.(1)	11,569	869,757
NVIDIA Corp.	1,514	790,611
NXP Semiconductors NV	3,924	623,955
Qorvo, Inc.(1)	2,413	401,210
QUALCOMM, Inc.	16,575	2,525,035
Texas Instruments, Inc.	10,432	1,712,204
		14,403,853
Software — 7.0%
Adobe, Inc.(1)	5,338	2,669,641
Autodesk, Inc.(1)	4,307	1,315,099
Cadence Design Systems, Inc.(1)	3,470	473,412
Citrix Systems, Inc.	4,573	594,947
Cloudflare, Inc., Class A(1)	10,135	770,159
Fortinet, Inc.(1)	2,462	365,681
Intuit, Inc.	2,611	991,788
Microsoft Corp.	39,394	8,762,014
NortonLifeLock, Inc.	30,981	643,785
Oracle Corp. (New York)	24,441	1,581,088
Palo Alto Networks, Inc.(1)	1,371	487,240
Pegasystems, Inc.	6,756	900,305
PTC, Inc.(1)	5,636	674,122
salesforce.com, Inc.(1)	6,953	1,547,251
ServiceNow, Inc.(1)	2,594	1,427,815

	Shares/ Principal Amount	Value
Varonis Systems, Inc.(1)	4,693	$767,822
		23,972,169
Specialty Retail — 2.3%
AutoZone, Inc.(1)	507	601,018
Best Buy Co., Inc.	3,196	318,929
Burlington Stores, Inc.(1)	3,629	949,165
Dick's Sporting Goods, Inc.	9,636	541,640
Home Depot, Inc. (The)	7,468	1,983,650
Lowe's Cos., Inc.	8,798	1,412,167
O'Reilly Automotive, Inc.(1)	1,702	770,274
Tractor Supply Co.	5,046	709,367
Ulta Beauty, Inc.(1)	1,708	490,469
		7,776,679
Technology Hardware, Storage and Peripherals — 4.5%
Apple, Inc.	101,314	13,443,354
NetApp, Inc.	13,837	916,563
Western Digital Corp.	16,153	894,715
		15,254,632
Textiles, Apparel and Luxury Goods — 0.8%
Levi Strauss & Co., Class A	21,019	422,062
Ralph Lauren Corp.	8,716	904,198
Tapestry, Inc.	46,165	1,434,808
		2,761,068
TOTAL COMMON STOCKS (Cost $152,586,129)		204,314,715
U.S. TREASURY SECURITIES — 15.9%
U.S. Treasury Bonds, 5.00%, 5/15/37	$100,000	156,598
U.S. Treasury Bonds, 3.50%, 2/15/39	600,000	813,891
U.S. Treasury Bonds, 4.625%, 2/15/40	600,000	934,312
U.S. Treasury Bonds, 1.125%, 8/15/40	100,000	94,547
U.S. Treasury Bonds, 1.375%, 11/15/40	200,000	197,453
U.S. Treasury Bonds, 3.125%, 11/15/41	100,000	130,617
U.S. Treasury Bonds, 3.00%, 5/15/42	1,700,000	2,183,504
U.S. Treasury Bonds, 2.75%, 11/15/42	550,000	680,475
U.S. Treasury Bonds, 2.875%, 5/15/43	300,000	378,703
U.S. Treasury Bonds, 3.625%, 2/15/44	100,000	141,395
U.S. Treasury Bonds, 2.50%, 2/15/45	1,710,000	2,035,969
U.S. Treasury Bonds, 3.00%, 5/15/45	200,000	259,078
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	259,852
U.S. Treasury Bonds, 2.50%, 2/15/46	100,000	119,270
U.S. Treasury Bonds, 3.375%, 11/15/48	1,160,000	1,626,537
U.S. Treasury Bonds, 2.25%, 8/15/49	400,000	456,937
U.S. Treasury Bonds, 2.375%, 11/15/49	550,000	644,939
U.S. Treasury Bonds, 2.00%, 2/15/50	1,000,000	1,084,102
U.S. Treasury Bonds, 1.25%, 5/15/50	300,000	271,617
U.S. Treasury Bonds, 1.375%, 8/15/50	100,000	93,469
U.S. Treasury Bonds, 1.625%, 11/15/50	600,000	596,578
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	2,006,960	2,182,862
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	814,320	922,243
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	2,335,719	2,621,394
U.S. Treasury Notes, 0.375%, 3/31/22	1,800,000	1,806,047
U.S. Treasury Notes, 0.125%, 4/30/22	2,000,000	2,000,703

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 1.75%, 6/15/22	$300,000	$307,102
U.S. Treasury Notes, 0.125%, 10/31/22	1,300,000	1,300,254
U.S. Treasury Notes, 0.50%, 3/15/23	6,100,000	6,150,277
U.S. Treasury Notes, 0.25%, 4/15/23	100,000	100,258
U.S. Treasury Notes, 1.375%, 9/30/23	1,300,000	1,343,773
U.S. Treasury Notes, 0.25%, 11/15/23	2,200,000	2,206,187
U.S. Treasury Notes, 2.875%, 11/30/23	3,400,000	3,667,750
U.S. Treasury Notes, 0.125%, 12/15/23	500,000	499,394
U.S. Treasury Notes, 2.375%, 2/29/24	400,000	427,609
U.S. Treasury Notes, 1.125%, 2/28/25	2,200,000	2,277,430
U.S. Treasury Notes, 0.25%, 5/31/25	200,000	199,602
U.S. Treasury Notes, 0.25%, 8/31/25	2,900,000	2,890,258
U.S. Treasury Notes, 0.375%, 11/30/25	400,000	400,500
U.S. Treasury Notes, 2.625%, 12/31/25	900,000	1,000,863
U.S. Treasury Notes, 1.375%, 8/31/26	700,000	736,258
U.S. Treasury Notes, 1.625%, 10/31/26(2)	1,300,000	1,386,328
U.S. Treasury Notes, 1.75%, 12/31/26	700,000	752,172
U.S. Treasury Notes, 1.50%, 1/31/27	100,000	105,980
U.S. Treasury Notes, 1.125%, 2/28/27	1,100,000	1,140,562
U.S. Treasury Notes, 0.625%, 3/31/27	1,300,000	1,307,617
U.S. Treasury Notes, 0.50%, 4/30/27	1,500,000	1,496,074
U.S. Treasury Notes, 0.50%, 6/30/27	200,000	199,133
U.S. Treasury Notes, 0.50%, 8/31/27	600,000	596,180
U.S. Treasury Notes, 0.625%, 11/30/27	900,000	899,578
TOTAL U.S. TREASURY SECURITIES (Cost $51,417,961)		54,084,231
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 10.5%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 2.99%, (12-month LIBOR plus 1.87%), 7/1/36	5,268	5,565
FHLMC, VRN, 2.35%, (1-year H15T1Y plus 2.14%), 10/1/36	13,279	14,032
FHLMC, VRN, 3.27%, (1-year H15T1Y plus 2.26%), 4/1/37	16,926	17,871
FHLMC, VRN, 3.14%, (12-month LIBOR plus 1.77%), 2/1/38	7,109	7,501
FHLMC, VRN, 3.83%, (12-month LIBOR plus 1.85%), 6/1/38	4,630	4,890
FHLMC, VRN, 2.32%, (12-month LIBOR plus 1.76%), 9/1/40	4,154	4,335
FHLMC, VRN, 3.65%, (12-month LIBOR plus 1.88%), 5/1/41	3,454	3,633
FHLMC, VRN, 3.21%, (12-month LIBOR plus 1.86%), 7/1/41	10,464	11,012
FHLMC, VRN, 3.64%, (12-month LIBOR plus 1.64%), 2/1/43	2,035	2,090
FHLMC, VRN, 2.50%, (12-month LIBOR plus 1.62%), 6/1/43	70	70
FHLMC, VRN, 2.84%, (12-month LIBOR plus 1.65%), 6/1/43	1,648	1,659
FHLMC, VRN, 2.85%, (12-month LIBOR plus 1.63%), 1/1/44	24,124	25,116
FHLMC, VRN, 2.58%, (12-month LIBOR plus 1.60%), 6/1/45	42,122	43,819
FHLMC, VRN, 2.34%, (12-month LIBOR plus 1.63%), 8/1/46	110,302	114,520
FHLMC, VRN, 3.05%, (12-month LIBOR plus 1.64%), 9/1/47	78,261	81,689
FNMA, VRN, 2.00%, (6-month LIBOR plus 1.57%), 6/1/35	12,680	13,152
FNMA, VRN, 2.12%, (6-month LIBOR plus 1.57%), 6/1/35	9,947	10,316
FNMA, VRN, 2.87%, (1-year H15T1Y plus 2.16%), 3/1/38	14,094	14,830
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	1,741	1,813
FNMA, VRN, 2.57%, (12-month LIBOR plus 1.85%), 3/1/40	2,614	2,727
FNMA, VRN, 2.32%, (12-month LIBOR plus 1.77%), 10/1/40	4,032	4,186
FNMA, VRN, 3.08%, (12-month LIBOR plus 1.58%), 3/1/43	1,965	2,032
FNMA, VRN, 3.19%, (12-month LIBOR plus 1.61%), 3/1/47	62,654	65,391
		452,249

	Shares/ Principal Amount	Value
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 10.4%
FHLMC, 6.50%, 1/1/28	$1,323	$1,484
FHLMC, 6.50%, 6/1/29	2,048	2,298
FHLMC, 8.00%, 7/1/30	1,323	1,607
FHLMC, 5.50%, 12/1/33	41,674	47,955
FHLMC, 5.50%, 1/1/38	5,735	6,746
FHLMC, 6.00%, 8/1/38	10,166	11,930
FHLMC, 3.50%, 12/1/47	139,164	148,172
FNMA, 6.50%, 1/1/29	3,627	4,126
FNMA, 7.50%, 7/1/29	5,674	5,891
FNMA, 7.50%, 9/1/30	1,832	2,150
FNMA, 5.00%, 7/1/31	46,292	52,543
FNMA, 6.50%, 1/1/32	2,295	2,575
FNMA, 5.50%, 6/1/33	13,249	15,431
FNMA, 5.50%, 8/1/33	30,280	35,330
FNMA, 5.00%, 11/1/33	68,319	79,001
FNMA, 5.50%, 1/1/34	19,474	22,705
FNMA, 3.50%, 3/1/34	29,140	31,376
FNMA, 5.00%, 4/1/35	53,224	61,786
FNMA, 5.00%, 2/1/36	51,902	60,340
FNMA, 5.50%, 1/1/37	40,811	47,992
FNMA, 5.50%, 2/1/37	9,475	11,143
FNMA, 6.00%, 7/1/37	58,739	69,616
FNMA, 6.50%, 8/1/37	6,329	7,341
FNMA, 5.00%, 4/1/40	84,990	98,849
FNMA, 5.00%, 6/1/40	57,754	67,182
FNMA, 3.50%, 1/1/41	175,012	188,494
FNMA, 4.00%, 1/1/41	302,453	338,583
FNMA, 4.00%, 5/1/41	60,228	65,994
FNMA, 5.00%, 6/1/41	68,818	80,013
FNMA, 4.50%, 9/1/41	20,811	23,387
FNMA, 4.00%, 1/1/42	112,717	124,244
FNMA, 3.50%, 5/1/42	224,476	244,181
FNMA, 3.50%, 6/1/42	50,729	55,450
FNMA, 6.50%, 8/1/47	2,300	2,503
FNMA, 6.50%, 9/1/47	4,641	5,033
FNMA, 6.50%, 9/1/47	224	243
FNMA, 6.50%, 9/1/47	2,450	2,655
FNMA, 3.50%, 3/1/48	696,828	738,520
FNMA, 4.00%, 6/1/48	295,855	317,297
FNMA, 4.50%, 7/1/48	966,259	1,051,944
FNMA, 4.00%, 8/1/48	754,909	806,951
FNMA, 3.50%, 4/1/49	542,633	573,387
FNMA, 3.50%, 5/1/49	188,335	198,968
FNMA, 4.00%, 6/1/49	1,333,275	1,423,356
FNMA, 3.50%, 9/1/49	416,272	439,828
FNMA, 3.00%, 12/1/49	2,376,578	2,497,167
FNMA, 3.00%, 3/1/50	414,993	435,730
FNMA, 3.00%, 3/1/50	1,072,016	1,132,188
FNMA, 3.00%, 6/1/50	235,145	246,716
FNMA, 3.00%, 6/1/50	237,427	249,111

	Shares/ Principal Amount	Value
FNMA, 3.00%, 6/1/50	$2,526,653	$2,660,854
FNMA, 3.00%, 6/1/50	298,232	314,949
FNMA, 3.00%, 8/1/50	902,893	946,873
FNMA, 2.50%, 10/1/50	1,466,614	1,547,667
GNMA, 2.50%, TBA	1,150,000	1,217,249
GNMA, 3.00%, TBA	1,000,000	1,045,654
GNMA, 7.00%, 4/20/26	4,813	5,373
GNMA, 7.50%, 8/15/26	3,407	3,838
GNMA, 7.00%, 2/15/28	1,136	1,141
GNMA, 7.50%, 2/15/28	626	629
GNMA, 6.50%, 5/15/28	253	281
GNMA, 6.50%, 5/15/28	750	833
GNMA, 7.00%, 12/15/28	1,370	1,375
GNMA, 7.00%, 5/15/31	11,263	13,370
GNMA, 5.50%, 11/15/32	25,944	29,963
GNMA, 4.50%, 1/15/40	17,855	19,891
GNMA, 4.50%, 5/20/41	55,739	62,113
GNMA, 4.50%, 6/15/41	35,197	40,112
GNMA, 3.50%, 3/15/46	304,820	324,930
GNMA, 2.50%, 8/20/46	70,501	75,158
GNMA, 3.00%, 4/20/50	1,856,983	1,942,459
UMBS, 2.00%, TBA	3,025,000	3,142,097
UMBS, 2.50%, TBA	6,080,000	6,408,692
UMBS, 3.00%, TBA	750,000	785,738
UMBS, 3.50%, TBA	2,500,000	2,642,510
		35,371,261
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $35,406,935)		35,823,510
CORPORATE BONDS — 9.6%
Aerospace and Defense — 0.2%
Boeing Co. (The), 5.15%, 5/1/30	50,000	60,599
Boeing Co. (The), 5.81%, 5/1/50	130,000	179,592
L3Harris Technologies, Inc., 1.80%, 1/15/31	50,000	50,948
Lockheed Martin Corp., 3.80%, 3/1/45	20,000	25,063
Raytheon Technologies Corp., 4.125%, 11/16/28	170,000	202,713
Raytheon Technologies Corp., 5.70%, 4/15/40	20,000	29,316
		548,231
Airlines — 0.1%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25(3)	194,000	207,426
Southwest Airlines Co., 5.125%, 6/15/27	166,000	197,617
		405,043
Auto Components†
BorgWarner, Inc., 2.65%, 7/1/27	70,000	75,305
Automobiles — 0.2%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	50,000	51,238
General Motors Co., 5.15%, 4/1/38	50,000	60,119
General Motors Financial Co., Inc., 2.75%, 6/20/25	150,000	160,496
General Motors Financial Co., Inc., 2.70%, 8/20/27	280,000	297,275
		569,128
Banks — 1.1%
Bank of America Corp., MTN, VRN, 1.32%, 6/19/26	358,000	365,877
Bank of America Corp., MTN, VRN, 2.50%, 2/13/31	321,000	341,017

	Shares/ Principal Amount	Value
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41	$305,000	$318,260
Bank of America Corp., VRN, 3.42%, 12/20/28	230,000	260,213
BPCE SA, VRN, 1.65%, 10/6/26(3)	100,000	102,428
Citigroup, Inc., VRN, 3.11%, 4/8/26	223,000	243,937
Citigroup, Inc., VRN, 3.52%, 10/27/28	110,000	124,386
Citigroup, Inc., VRN, 2.57%, 6/3/31	120,000	127,939
FNB Corp., 2.20%, 2/24/23	140,000	142,734
JPMorgan Chase & Co., VRN, 2.18%, 6/1/28	265,000	281,512
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	257,000	276,431
Lloyds Banking Group plc, VRN, 2.44%, 2/5/26	200,000	211,376
Wells Fargo & Co., 4.125%, 8/15/23	180,000	196,736
Wells Fargo & Co., 3.00%, 10/23/26	254,000	281,710
Wells Fargo & Co., MTN, VRN, 2.39%, 6/2/28	260,000	276,934
Wells Fargo & Co., VRN, 2.19%, 4/30/26	55,000	57,957
Wells Fargo & Co., VRN, 3.07%, 4/30/41	100,000	108,944
		3,718,391
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	155,000	202,355
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	240,000	296,157
		498,512
Biotechnology — 0.2%
AbbVie, Inc., 3.20%, 11/21/29	145,000	162,666
AbbVie, Inc., 4.55%, 3/15/35	10,000	12,672
AbbVie, Inc., 4.40%, 11/6/42	80,000	100,464
Gilead Sciences, Inc., 3.65%, 3/1/26	250,000	284,153
Gilead Sciences, Inc., 1.65%, 10/1/30	70,000	70,341
		630,296
Building Products†
Lennox International, Inc., 1.70%, 8/1/27	50,000	50,908
Capital Markets — 1.1%
Ares Capital Corp., 3.25%, 7/15/25	111,000	117,735
Ares Finance Co. II LLC, 3.25%, 6/15/30(3)	100,000	106,015
CI Financial Corp., 3.20%, 12/17/30	205,000	210,283
Credit Suisse Group AG, VRN, 2.19%, 6/5/26(3)	585,000	611,876
FS KKR Capital Corp., 3.40%, 1/15/26	320,000	318,234
Goldman Sachs BDC, Inc., 2.875%, 1/15/26	160,000	163,500
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	366,000	411,156
Goldman Sachs Group, Inc. (The), 2.60%, 2/7/30	156,000	167,987
Goldman Sachs Group, Inc. (The), VRN, 1.09%, 12/9/26	185,000	187,081
Golub Capital BDC, Inc., 3.375%, 4/15/24	200,000	203,721
Morgan Stanley, MTN, VRN, 1.79%, 2/13/32	85,000	85,553
Morgan Stanley, VRN, 2.19%, 4/28/26	480,000	507,314
Owl Rock Capital Corp., 3.40%, 7/15/26	325,000	329,656
Owl Rock Technology Finance Corp., 4.75%, 12/15/25(3)	190,000	198,795
Owl Rock Technology Finance Corp., 3.75%, 6/17/26(3)	106,000	106,679
		3,725,585
Chemicals — 0.1%
CF Industries, Inc., 4.50%, 12/1/26(3)	110,000	130,393
CF Industries, Inc., 5.15%, 3/15/34	70,000	86,178
Dow Chemical Co. (The), 3.60%, 11/15/50	180,000	202,249

	Shares/ Principal Amount	Value
Nutrition & Biosciences, Inc., 1.83%, 10/15/27(3)	$59,000	$60,821
		479,641
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 2.30%, 3/1/30	115,000	121,594
Waste Connections, Inc., 2.60%, 2/1/30	170,000	183,030
Waste Management, Inc., 2.50%, 11/15/50	50,000	50,521
		355,145
Construction and Engineering†
Quanta Services, Inc., 2.90%, 10/1/30	110,000	117,970
Construction Materials — 0.1%
Martin Marietta Materials, Inc., 2.50%, 3/15/30	60,000	64,274
Vulcan Materials Co., 3.50%, 6/1/30	100,000	114,892
		179,166
Consumer Finance — 0.1%
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(3)	185,000	201,882
Synchrony Financial, 2.85%, 7/25/22	177,000	182,826
		384,708
Containers and Packaging — 0.1%
Ball Corp., 2.875%, 8/15/30	40,000	39,950
Berry Global, Inc., 1.57%, 1/15/26(3)	70,000	70,694
WRKCo, Inc., 3.00%, 9/15/24	72,000	77,593
		188,237
Diversified Consumer Services†
Pepperdine University, 3.30%, 12/1/59	105,000	112,555
Diversified Financial Services — 0.1%
Equitable Holdings, Inc., 5.00%, 4/20/48	70,000	92,205
GE Capital Funding LLC, 4.40%, 5/15/30(3)	200,000	235,826
		328,031
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 4.10%, 2/15/28	30,000	35,288
AT&T, Inc., 2.75%, 6/1/31	255,000	272,659
AT&T, Inc., 3.55%, 9/15/55(3)	44,000	43,853
AT&T, Inc., 3.80%, 12/1/57(3)	283,000	295,101
Telefonica Emisiones SA, 5.46%, 2/16/21	55,000	55,309
Verizon Communications, Inc., 4.40%, 11/1/34	225,000	280,883
Verizon Communications, Inc., 2.65%, 11/20/40	186,000	188,117
Verizon Communications, Inc., 2.99%, 10/30/56(3)	80,000	80,536
		1,251,746
Electric Utilities — 0.8%
AEP Texas, Inc., 2.10%, 7/1/30	130,000	136,118
American Electric Power Co., Inc., 3.20%, 11/13/27	20,000	22,405
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	190,000	209,341
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	40,000	47,899
Commonwealth Edison Co., 3.20%, 11/15/49	115,000	128,862
DTE Electric Co., 2.25%, 3/1/30	110,000	118,086
Duke Energy Corp., 2.65%, 9/1/26	70,000	76,311
Duke Energy Florida LLC, 1.75%, 6/15/30	120,000	122,787
Duke Energy Florida LLC, 3.85%, 11/15/42	30,000	35,940
Duke Energy Progress LLC, 4.15%, 12/1/44	89,000	113,122
Duke Energy Progress LLC, 3.70%, 10/15/46	80,000	96,780
EDP Finance BV, 1.71%, 1/24/28(3)	200,000	200,099

	Shares/ Principal Amount	Value
Entergy Arkansas LLC, 2.65%, 6/15/51	$60,000	$61,544
Entergy Texas, Inc., 1.75%, 3/15/31	110,000	110,440
Exelon Corp., 4.45%, 4/15/46	60,000	76,510
Florida Power & Light Co., 4.125%, 2/1/42	69,000	87,687
Florida Power & Light Co., 3.15%, 10/1/49	60,000	69,156
MidAmerican Energy Co., 4.40%, 10/15/44	60,000	77,945
Nevada Power Co., 2.40%, 5/1/30	70,000	75,476
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	50,000	56,988
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(3)	20,000	22,435
Northern States Power Co., 2.60%, 6/1/51	50,000	53,024
Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49	50,000	57,530
PacifiCorp, 2.70%, 9/15/30	30,000	33,049
PacifiCorp, 3.30%, 3/15/51	100,000	115,057
Potomac Electric Power Co., 3.60%, 3/15/24	60,000	65,162
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	120,000	120,947
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	25,000	29,484
Virginia Electric and Power Co., 2.45%, 12/15/50	86,000	86,473
Xcel Energy, Inc., 3.40%, 6/1/30	100,000	115,060
		2,621,717
Energy Equipment and Services†
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/7/29	59,000	64,829
Entertainment — 0.1%
Netflix, Inc., 3.625%, 6/15/25(3)	166,000	178,054
Netflix, Inc., 4.875%, 4/15/28	108,000	121,968
		300,022
Equity Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc., 4.70%, 7/1/30	30,000	37,366
CubeSmart LP, 2.00%, 2/15/31	135,000	135,525
Equinix, Inc., 5.375%, 5/15/27	110,000	119,935
Essex Portfolio LP, 3.25%, 5/1/23	40,000	42,182
Federal Realty Investment Trust, 3.625%, 8/1/46	150,000	157,840
Healthcare Trust of America Holdings LP, 2.00%, 3/15/31	178,000	178,301
Highwoods Realty LP, 2.60%, 2/1/31	180,000	183,904
Host Hotels & Resorts LP, 3.75%, 10/15/23	200,000	211,369
Kilroy Realty LP, 3.80%, 1/15/23	50,000	52,386
Kilroy Realty LP, 4.25%, 8/15/29	110,000	127,659
Omega Healthcare Investors, Inc., 3.375%, 2/1/31	150,000	157,831
Realty Income Corp., 3.25%, 1/15/31	45,000	51,071
Regency Centers LP, 3.70%, 6/15/30	100,000	113,453
Spirit Realty LP, 3.20%, 2/15/31	160,000	170,218
STORE Capital Corp., 2.75%, 11/18/30	190,000	193,362
Ventas Realty LP, 4.40%, 1/15/29	110,000	129,126
VEREIT Operating Partnership LP, 3.40%, 1/15/28	147,000	162,409
VEREIT Operating Partnership LP, 2.20%, 6/15/28	82,000	83,921
Welltower, Inc., 2.75%, 1/15/31	120,000	128,131
		2,435,989
Food and Staples Retailing — 0.2%
Costco Wholesale Corp., 1.60%, 4/20/30	140,000	143,558
Kroger Co. (The), 3.875%, 10/15/46	100,000	117,372
Sysco Corp., 5.95%, 4/1/30	230,000	302,525

	Shares/ Principal Amount	Value
Walmart, Inc., 4.05%, 6/29/48	$110,000	$149,282
		712,737
Food Products — 0.1%
Conagra Brands, Inc., 1.375%, 11/1/27	83,000	83,800
Mondelez International, Inc., 2.75%, 4/13/30	152,000	167,065
		250,865
Health Care Equipment and Supplies — 0.1%
Becton Dickinson and Co., 3.73%, 12/15/24	50,000	55,454
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	120,000	133,737
Stryker Corp., 1.95%, 6/15/30	40,000	41,187
Zimmer Biomet Holdings, Inc., 3.55%, 3/20/30	65,000	73,653
		304,031
Health Care Providers and Services — 0.3%
Centene Corp., 3.375%, 2/15/30	100,000	105,366
Cigna Corp., 2.40%, 3/15/30	130,000	138,646
CVS Health Corp., 4.30%, 3/25/28	130,000	154,833
CVS Health Corp., 1.75%, 8/21/30	100,000	100,620
CVS Health Corp., 4.78%, 3/25/38	30,000	37,902
Duke University Health System, Inc., 3.92%, 6/1/47	30,000	36,929
Partners Healthcare System, Inc., 3.19%, 7/1/49	65,000	71,917
UnitedHealth Group, Inc., 4.75%, 7/15/45	30,000	42,314
Universal Health Services, Inc., 2.65%, 10/15/30(3)	255,000	265,197
		953,724
Hotels, Restaurants and Leisure — 0.1%
Las Vegas Sands Corp., 3.90%, 8/8/29	71,000	76,375
Marriott International, Inc., 3.50%, 10/15/32	160,000	175,370
		251,745
Household Durables†
D.R. Horton, Inc., 5.75%, 8/15/23	35,000	39,301
D.R. Horton, Inc., 2.50%, 10/15/24	90,000	96,102
		135,403
Industrial Conglomerates — 0.1%
Carlisle Cos., Inc., 2.75%, 3/1/30	100,000	107,151
General Electric Co., 3.625%, 5/1/30	140,000	160,109
General Electric Co., 4.35%, 5/1/50	60,000	72,972
		340,232
Insurance — 0.4%
Athene Global Funding, 2.55%, 11/19/30(3)	140,000	140,207
Athene Holding Ltd., 3.50%, 1/15/31	305,000	322,807
Great-West Lifeco US Finance 2020 LP, 0.90%, 8/12/25(3)	155,000	155,752
Kemper Corp., 2.40%, 9/30/30	80,000	81,571
Liberty Mutual Group, Inc., 4.50%, 6/15/49(3)	40,000	50,363
Lincoln National Corp., 4.35%, 3/1/48	165,000	207,458
Protective Life Global Funding, 1.74%, 9/21/30(3)	150,000	150,863
Teachers Insurance & Annuity Association of America, 3.30%, 5/15/50(3)	70,000	76,284
		1,185,305
IT Services — 0.1%
Fiserv, Inc., 3.50%, 7/1/29	47,000	53,739
International Business Machines Corp., 1.70%, 5/15/27	185,000	192,400
		246,139

	Shares/ Principal Amount	Value
Machinery†
Cummins, Inc., 2.60%, 9/1/50	$140,000	$143,029
Media — 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.80%, 3/1/50	240,000	286,842
Comcast Corp., 2.35%, 1/15/27	250,000	269,198
Comcast Corp., 3.20%, 7/15/36	90,000	102,385
Comcast Corp., 3.75%, 4/1/40	40,000	48,196
Discovery Communications LLC, 5.20%, 9/20/47	165,000	214,948
Time Warner Cable LLC, 4.50%, 9/15/42	75,000	87,888
ViacomCBS, Inc., 4.75%, 5/15/25	145,000	168,376
ViacomCBS, Inc., 4.375%, 3/15/43	125,000	147,679
		1,325,512
Metals and Mining — 0.1%
Newcrest Finance Pty Ltd., 4.20%, 5/13/50(3)	50,000	61,284
Steel Dynamics, Inc., 3.45%, 4/15/30	50,000	56,681
Steel Dynamics, Inc., 3.25%, 10/15/50	20,000	20,930
Teck Resources Ltd., 3.90%, 7/15/30	50,000	55,743
Teck Resources Ltd., 6.25%, 7/15/41	60,000	76,711
		271,349
Multi-Utilities — 0.2%
Ameren Corp., 3.50%, 1/15/31	150,000	172,693
CenterPoint Energy, Inc., 4.25%, 11/1/28	126,000	149,326
Dominion Energy, Inc., 4.90%, 8/1/41	90,000	118,113
NiSource, Inc., 5.65%, 2/1/45	35,000	50,420
Sempra Energy, 2.875%, 10/1/22	40,000	41,648
Sempra Energy, 3.25%, 6/15/27	30,000	33,599
WEC Energy Group, Inc., 1.375%, 10/15/27	170,000	173,002
		738,801
Oil, Gas and Consumable Fuels — 0.7%
Aker BP ASA, 3.75%, 1/15/30(3)	150,000	158,058
BP Capital Markets America, Inc., 1.75%, 8/10/30	80,000	80,329
BP Capital Markets America, Inc., 2.94%, 6/4/51	110,000	112,327
Chevron Corp., 2.00%, 5/11/27	70,000	74,269
Diamondback Energy, Inc., 3.50%, 12/1/29	150,000	160,408
Ecopetrol SA, 5.875%, 5/28/45	10,000	12,122
Energy Transfer Operating LP, 3.60%, 2/1/23	30,000	31,435
Energy Transfer Operating LP, 4.25%, 3/15/23	110,000	116,995
Energy Transfer Operating LP, 4.90%, 3/15/35	85,000	93,736
Enterprise Products Operating LLC, 4.85%, 3/15/44	100,000	124,244
EOG Resources, Inc., 4.10%, 2/1/21	20,000	20,051
Equinor ASA, 1.75%, 1/22/26	80,000	84,059
Equinor ASA, 3.25%, 11/18/49	70,000	77,795
Exxon Mobil Corp., 1.57%, 4/15/23	120,000	123,456
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	75,000	97,440
MPLX LP, 5.25%, 1/15/25	50,000	51,313
MPLX LP, 2.65%, 8/15/30	90,000	94,426
MPLX LP, 4.50%, 4/15/38	70,000	80,070
Ovintiv, Inc., 6.50%, 2/1/38	30,000	33,532
Petroleos Mexicanos, 4.875%, 1/24/22	70,000	72,227
Petroleos Mexicanos, 3.50%, 1/30/23	10,000	10,211

	Shares/ Principal Amount	Value
Plains All American Pipeline LP / PAA Finance Corp., 3.80%, 9/15/30	$220,000	$236,669
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	230,000	268,351
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	70,000	76,613
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	80,000	89,778
Valero Energy Corp., 1.20%, 3/15/24	156,000	157,541
		2,537,455
Paper and Forest Products†
Georgia-Pacific LLC, 2.10%, 4/30/27(3)	130,000	137,312
Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co., 1.45%, 11/13/30	150,000	150,798
Bristol-Myers Squibb Co., 2.55%, 11/13/50	113,000	115,716
Royalty Pharma plc, 2.20%, 9/2/30(3)	140,000	143,932
Viatris, Inc., 2.70%, 6/22/30(3)	259,000	274,907
Viatris, Inc., 4.00%, 6/22/50(3)	43,000	49,267
		734,620
Road and Rail — 0.3%
Ashtead Capital, Inc., 4.125%, 8/15/25(3)	200,000	205,900
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	245,000	320,532
CSX Corp., 3.25%, 6/1/27	120,000	135,778
CSX Corp., 2.50%, 5/15/51	115,000	114,234
Norfolk Southern Corp., 3.05%, 5/15/50	70,000	76,756
Union Pacific Corp., 2.40%, 2/5/30	80,000	86,247
Union Pacific Corp., MTN, 3.55%, 8/15/39	140,000	162,057
		1,101,504
Semiconductors and Semiconductor Equipment — 0.1%
Broadcom, Inc., 3.15%, 11/15/25	130,000	142,003
Broadcom, Inc., 4.15%, 11/15/30	117,000	135,521
Microchip Technology, Inc., 2.67%, 9/1/23(3)	130,000	136,040
		413,564
Software — 0.1%
Oracle Corp., 4.00%, 7/15/46	150,000	184,127
Specialty Retail — 0.1%
Home Depot, Inc. (The), 2.50%, 4/15/27	140,000	153,792
Home Depot, Inc. (The), 3.35%, 4/15/50	163,000	193,992
Lowe's Cos., Inc., 1.30%, 4/15/28	130,000	131,176
		478,960
Technology Hardware, Storage and Peripherals — 0.2%
Dell International LLC / EMC Corp., 5.45%, 6/15/23(3)	179,000	198,031
EMC Corp., 3.375%, 6/1/23	255,000	267,865
Seagate HDD Cayman, 4.875%, 3/1/24	50,000	54,420
Seagate HDD Cayman, 4.75%, 1/1/25	110,000	120,084
		640,400
Trading Companies and Distributors — 0.1%
Air Lease Corp., MTN, 2.875%, 1/15/26	90,000	95,299
Aircastle Ltd., 5.25%, 8/11/25(3)	193,000	212,734
		308,033
Water Utilities†
Essential Utilities, Inc., 2.70%, 4/15/30	150,000	162,735
Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc., 2.55%, 2/15/31(3)	130,000	136,672

	Shares/ Principal Amount	Value
Vodafone Group plc, 4.375%, 2/19/43	$60,000	$74,389
		211,061
TOTAL CORPORATE BONDS (Cost $30,965,387)		32,809,798
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.5%
Private Sponsor Collateralized Mortgage Obligations — 1.2%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	2,087	2,172
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.79%, 3/25/35	21,102	21,631
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(3)	43,977	44,933
Arroyo Mortgage Trust, Series 2018-1, Class A2, VRN, 4.02%, 4/25/48(3)	464,215	472,590
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.60%, 6/25/34	14,865	14,894
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 2.10%, (1-month LIBOR plus 1.95%), 7/25/29(3)	120,000	119,876
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.22%, 8/25/34	12,294	12,370
Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, VRN, 3.80%, (1-month LIBOR plus 3.65%), 2/25/40(3)	200,000	202,519
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	552	535
Credit Suisse Mortgage Trust, Series 2019-AFC1, Class A1, VRN, 2.57%, 7/25/49(3)	133,518	137,037
Credit Suisse Mortgage Trust, Series 2020-AFC1, Class A1, VRN, 2.24%, 2/25/50(3)	116,630	118,689
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A1, 1.21%, 5/25/65(3)	445,017	447,158
Credit Suisse Mortgage Trust, Series 2020-NQM1, Class A2, 1.41%, 5/25/65(3)	356,016	357,400
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.42%, 10/25/34	4,699	4,765
Galton Funding Mortgage Trust, Series 2020-H1, Class A1 SEQ, VRN, 2.31%, 1/25/60(3)	199,020	202,914
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.82%, 6/25/34	7,430	7,314
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.88%, 5/25/34	10,282	9,920
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.87%, 1/25/35	14,600	14,633
Home RE Ltd., Series 2020-1, Class M1B, VRN, 3.40%, (1-month LIBOR plus 3.25%), 10/25/30(3)	325,000	330,728
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(3)	11,845	12,005
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(3)	85,768	87,772
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.18%, 11/21/34	42,430	43,460
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.41%, 11/25/35	29,697	29,150
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.64%, 2/25/35	17,058	17,728
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(3)	161,499	175,324

	Shares/ Principal Amount	Value
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class A1 SEQ, VRN, 3.60%, 4/25/49(3)	$211,504	$213,440
Oaktown Re V Ltd., Series 2020-2A, Class M1A, VRN, 2.55%, (1-month LIBOR plus 2.40%), 10/25/30(3)	180,000	180,340
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(3)	57,700	57,955
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(3)	22,053	22,675
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.72%, 7/25/34	26,825	27,194
Verus Securitization Trust, Series 2019-2, Class A1 SEQ, VRN, 3.21%, 5/25/59(3)	638,881	644,600
		4,033,721
U.S. Government Agency Collateralized Mortgage Obligations — 1.3%
FHLMC, Series 2013-DN2, Class M2, VRN, 4.40%, (1-month LIBOR plus 4.25%), 11/25/23	172,872	172,505
FHLMC, Series 2014-DN2, Class M3, VRN, 3.75%, (1-month LIBOR plus 3.60%), 4/25/24	198,358	197,741
FHLMC, Series 2014-DN3, Class M3, VRN, 4.15%, (1-month LIBOR plus 4.00%), 8/25/24	82,276	84,254
FHLMC, Series 2014-HQ3, Class M3, VRN, 4.90%, (1-month LIBOR plus 4.75%), 10/25/24	68,963	69,863
FHLMC, Series 2015-DNA3, Class M3F, VRN, 3.85%, (1-month LIBOR plus 3.70%), 4/25/28	102,619	106,206
FHLMC, Series 2015-HQ2, Class M3, VRN, 3.40%, (1-month LIBOR plus 3.25%), 5/25/25	57,382	58,629
FHLMC, Series 2016-DNA1, Class M3, VRN, 5.70%, (1-month LIBOR plus 5.55%), 7/25/28	318,116	333,304
FHLMC, Series 2016-DNA2, Class M3, VRN, 4.80%, (1-month LIBOR plus 4.65%), 10/25/28	160,346	167,547
FHLMC, Series 2016-DNA3, Class M3, VRN, 5.15%, (1-month LIBOR plus 5.00%), 12/25/28	239,454	251,265
FHLMC, Series 2016-HQA4, Class M3, VRN, 4.05%, (1-month LIBOR plus 3.90%), 4/25/29	178,005	185,426
FHLMC, Series 2017-DNA1, Class M2, VRN, 3.40%, (1-month LIBOR plus 3.25%), 7/25/29	288,396	296,464
FHLMC, Series 2017-DNA2, Class M2, VRN, 3.60%, (1-month LIBOR plus 3.45%), 10/25/29	70,000	72,624
FHLMC, Series 2018-HQA2, Class M2, VRN, 2.45%, (1-month LIBOR plus 2.30%), 10/25/48(3)	50,000	49,730
FHLMC, Series 2019-DNA2, Class M2, VRN, 2.60%, (1-month LIBOR plus 2.45%), 3/25/49(3)	89,177	89,324
FHLMC, Series 2020-DNA3, Class M2, VRN, 3.15%, (1-month LIBOR plus 3.00%), 6/25/50(3)	260,000	262,371
FHLMC, Series 2020-DNA5, Class M2, VRN, 2.88%, (SOFR plus 2.80%), 10/25/50(3)	250,000	254,601
FHLMC, Series 2020-HQA3, Class M2, VRN, 3.75%, (1-month LIBOR plus 3.60%), 7/25/50(3)	120,000	121,430
FNMA, Series 2014-C02, Class 1M2, VRN, 2.75%, (1-month LIBOR plus 2.60%), 5/25/24	127,992	125,149
FNMA, Series 2014-C02, Class 2M2, VRN, 2.75%, (1-month LIBOR plus 2.60%), 5/25/24	86,575	86,137
FNMA, Series 2014-C03, Class 2M2, VRN, 3.05%, (1-month LIBOR plus 2.90%), 7/25/24	133,549	134,313
FNMA, Series 2014-C04, Class 1M2, VRN, 5.05%, (1-month LIBOR plus 4.90%), 11/25/24	115,089	118,535
FNMA, Series 2014-C04, Class 2M2, VRN, 5.15%, (1-month LIBOR plus 5.00%), 11/25/24	42,585	43,794

	Shares/ Principal Amount	Value
FNMA, Series 2015-C03, Class 1M2, VRN, 5.15%, (1-month LIBOR plus 5.00%), 7/25/25	$289,495	$298,797
FNMA, Series 2015-C03, Class 2M2, VRN, 5.15%, (1-month LIBOR plus 5.00%), 7/25/25	91,649	93,347
FNMA, Series 2015-C04, Class 1M2, VRN, 5.85%, (1-month LIBOR plus 5.70%), 4/25/28	156,973	168,220
FNMA, Series 2015-C04, Class 2M2, VRN, 5.70%, (1-month LIBOR plus 5.55%), 4/25/28	145,563	153,700
FNMA, Series 2016-C01, Class 2M2, VRN, 7.10%, (1-month LIBOR plus 6.95%), 8/25/28	215,064	229,150
FNMA, Series 2016-C04, Class 1M2, VRN, 4.40%, (1-month LIBOR plus 4.25%), 1/25/29	164,286	171,661
FNMA, Series 2016-C06, Class 1M2, VRN, 4.40%, (1-month LIBOR plus 4.25%), 4/25/29	89,309	93,880
		4,489,967
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,374,313)		8,523,688
COLLATERALIZED LOAN OBLIGATIONS — 1.8%
Anchorage Credit Opportunities CLO Ltd., Series 2019-1A, Class A1, VRN, 2.17%, (3-month LIBOR plus 1.95%), 1/20/32(3)	200,000	199,954
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 1.44%, (3-month LIBOR plus 1.20%), 1/15/29(3)	125,000	125,334
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.24%, (3-month LIBOR plus 1.02%), 4/20/31(3)	200,000	199,778
CBAM Ltd., Series 2019-9A, Class A, VRN, 1.52%, (3-month LIBOR plus 1.28%), 2/12/30(3)	200,000	200,543
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 1.19%, (3-month LIBOR plus 0.98%), 4/24/31(3)	100,000	99,757
CIFC Funding Ltd., Series 2016-1A, Class A1R, VRN, 1.56%, (3-month LIBOR plus 1.35%), 10/21/31(3)	300,000	300,593
Dryden CLO Ltd., Series 2018-64A, Class A, VRN, 1.19%, (3-month LIBOR plus 0.97%), 4/18/31(3)	200,000	199,350
Elmwood CLO IV Ltd., Series 2020-1A, Class A, VRN, 1.48%, (3-month LIBOR plus 1.24%), 4/15/33(3)	350,000	352,189
Elmwood CLO VII Ltd., Series 2020-4A, Class A, VRN, 1.54%, (3-month LIBOR plus 1.39%), 1/17/34(3)	275,000	276,678
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.34%, (3-month LIBOR plus 1.12%), 7/20/31(3)	400,000	399,074
Kayne CLO Ltd., Series 2019-6A, Class A1, VRN, 1.60%, (3-month LIBOR plus 1.38%), 1/20/33(3)	250,000	251,608
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.37%, (3-month LIBOR plus 1.15%), 7/20/31(3)	200,000	199,190
KKR CLO Ltd., Series 2030A, Class A1, VRN, 1.74%, (3-month LIBOR plus 1.50%), 10/17/31(3)	300,000	301,628
Madison Park Funding XXII Ltd., Series 2016-22A, Class A1R, VRN, 1.50%, (3-month LIBOR plus 1.26%), 1/15/33(3)	350,000	350,481
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 1.22%, (3-month LIBOR plus 0.98%), 4/15/31(3)	225,000	225,077
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class A, VRN, 1.57%, (3-month LIBOR plus 1.33%), 10/15/32(3)	250,000	252,058
Parallel Ltd., Series 2020-1A, Class A1, VRN, 1.98%, (3-month LIBOR plus 1.83%), 7/20/31(3)	375,000	377,646
Rockford Tower CLO Ltd., Series 2017-3A, Class A, VRN, 1.41%, (3-month LIBOR plus 1.19%), 10/20/30(3)	300,000	301,005
Rockford Tower CLO Ltd., Series 2019-2A, Class A, VRN, 1.55%, (3-month LIBOR plus 1.33%), 8/20/32(3)	250,000	251,453

	Shares/ Principal Amount	Value
Silver Creek CLO Ltd., Series 2014-1A, Class AR, VRN, 1.46%, (3-month LIBOR plus 1.24%), 7/20/30(3)	$350,000	$350,565
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 1.37%, (3-month LIBOR plus 1.15%), 4/18/31(3)	250,000	250,113
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, VRN, 1.51%, (3-month LIBOR plus 1.29%), 4/18/33(3)	200,000	200,432
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 1.29%, (3-month LIBOR plus 1.07%), 10/20/28(3)	225,000	225,168
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 1.18%, (3-month LIBOR plus 0.97%), 4/25/31(3)	250,000	249,061
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,102,558)		6,138,735
ASSET-BACKED SECURITIES — 1.2%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	83,757	85,741
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A SEQ, 3.28%, 9/26/33(3)	335,358	348,423
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(3)	400,000	395,749
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	121,379	129,750
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(3)	293,032	298,494
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(3)	232,119	243,784
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(3)	11,946	11,972
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	12,644	12,717
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(3)	67,739	69,468
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(3)	129,070	134,356
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(3)	224,727	225,475
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(3)	349,401	357,856
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(3)	625,000	638,525
Progress Residential Trust, Series 2019-SFR3, Class A SEQ, 2.27%, 9/17/36(3)	348,612	356,962
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(3)	95,879	99,657
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class B, 3.65%, 6/20/35(3)	103,869	107,287
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(3)	148,785	154,059
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(3)	53,043	55,193
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(3)	72,519	77,096
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	209,831	211,157
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(3)	80,526	82,342

	Shares/ Principal Amount	Value
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	$99,503	$103,990
TOTAL ASSET-BACKED SECURITIES (Cost $4,091,027)		4,200,053
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	70,000	109,370
California State University Rev., 2.98%, 11/1/51	200,000	213,992
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	38,240
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	85,000	91,485
Grand Parkway Transportation Corp. Rev., 3.24%, 10/1/52	70,000	73,266
Houston GO, 3.96%, 3/1/47	25,000	30,929
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	25,000	33,926
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	20,090
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	200,000	287,026
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	20,000	26,446
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	65,000	109,132
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	85,000	138,961
New York City Water & Sewer System Rev., 5.95%, 6/15/42	45,000	70,835
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	100,000	102,008
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	30,000	36,727
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	40,000	55,798
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	100,000	112,735
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	45,000	62,400
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	25,000	35,809
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	30,000	38,457
State of California GO, 4.60%, 4/1/38	120,000	144,374
State of California GO, 7.55%, 4/1/39	20,000	35,159
State of California GO, 7.30%, 10/1/39	15,000	24,787
State of California GO, 7.60%, 11/1/40	20,000	36,222
TOTAL MUNICIPAL SECURITIES (Cost $1,647,351)		1,928,174
U.S. GOVERNMENT AGENCY SECURITIES — 0.4%
FHLMC, 0.375%, 9/23/25	700,000	698,972
FNMA, 2.125%, 4/24/26	40,000	43,592
FNMA, 0.75%, 10/8/27	600,000	602,763
FNMA, 6.625%, 11/15/30	100,000	151,452
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,458,463)		1,496,779
EXCHANGE-TRADED FUNDS — 0.2%
iShares Preferred & Income Securities ETF (Cost $645,252)	17,300	666,223
PREFERRED STOCKS — 0.1%
Banks†
JPMorgan Chase & Co., 4.60%	134,000	138,523
Capital Markets — 0.1%
Morgan Stanley, 3.85%	166,000	164,809
TOTAL PREFERRED STOCKS (Cost $281,454)		303,332
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
Grace Trust, Series 2020-GRCE, Class A SEQ, 2.35%, 12/10/40(3) (Cost $205,959)	$200,000	212,142

	Shares/ Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES†
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21	$30,000	$30,595
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50	30,000	47,304
Poland†
Republic of Poland Government International Bond, 5.125%, 4/21/21	35,000	35,546
Republic of Poland Government International Bond, 3.00%, 3/17/23	10,000	10,584
		46,130
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	20,000	25,050
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $126,412)		149,079
TEMPORARY CASH INVESTMENTS — 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $5,018,369)	5,018,369	5,018,369
TOTAL INVESTMENT SECURITIES — 104.3% (Cost $298,327,570)		355,668,828
OTHER ASSETS AND LIABILITIES — (4.3)%		(14,723,331)
TOTAL NET ASSETS — 100.0%		$340,945,497

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	3	March 2021	$562,320	$13,128
U.S. Treasury 10-Year Notes	9	March 2021	1,242,703	1,339
U.S. Treasury 2-Year Notes	1	March 2021	220,977	201
U.S. Treasury Long Bonds	3	March 2021	519,562	587
U.S. Treasury Ultra Bonds	1	March 2021	213,563	(1,721)
			$2,759,125	$13,534
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	12	March 2021	$1,876,313	$(2,949)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$1,000,000	$(365)	$5,885	$5,520

NOTES TO SCHEDULE OF INVESTMENTS
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
TBA	-	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	-	Uniform Mortgage-Backed Securities
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $97,262.
(3)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $20,562,057, which represented 6.0% of total net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2020
Assets
Investment securities, at value (cost of $298,327,570)	$355,668,828
Cash	7,015
Deposits with broker for futures contracts	33,000
Receivable for investments sold	3,589,524
Receivable for capital shares sold	40,320
Receivable for variation margin on futures contracts	3,690
Receivable for variation margin on swap agreements	1,055
Dividends and interest receivable	687,700
360,031,132

Liabilities
Payable for investments purchased	18,760,194
Payable for capital shares redeemed	55,172
Payable for variation margin on futures contracts	119
Accrued management fees	241,107
Distribution fees payable	29,043
19,085,635

Net Assets	$340,945,497

Net Assets Consist of:
Capital (par value and paid-in surplus)	$267,466,162
Distributable earnings	73,479,335
$340,945,497

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$201,325,257	23,070,126	$8.73
Class II, $0.01 Par Value	$139,620,240	15,999,461	$8.73

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $441)	$3,145,274
Interest	2,503,245
5,648,519

Expenses:
Management fees	2,678,650
Distribution fees - Class II	298,707
Directors' fees and expenses	9,514
Other expenses	2,613
2,989,484
Fees waived(1)	(136,701)
2,852,783

Net investment income (loss)	2,795,736

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,438,446
Futures contract transactions	1,143,793
Swap agreement transactions	592,590
17,174,829

Change in net unrealized appreciation (depreciation) on:
Investments	16,764,390
Futures contracts	(114,922)
Swap agreements	1,851
16,651,319

Net realized and unrealized gain (loss)	33,826,148

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,621,884

(1)Amount consists of $82,424 and $54,277 for Class I and Class II, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Increase (Decrease) in Net Assets	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$2,795,736	$3,525,980
Net realized gain (loss)	17,174,829	9,938,774
Change in net unrealized appreciation (depreciation)	16,651,319	31,006,552
Net increase (decrease) in net assets resulting from operations	36,621,884	44,471,306

Distributions to Shareholders
From earnings:
Class I	(8,182,728)	(5,998,157)
Class II	(5,078,102)	(3,150,744)
Decrease in net assets from distributions	(13,260,830)	(9,148,901)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	30,652,420	34,086,553

Net increase (decrease) in net assets	54,013,474	69,408,958

Net Assets
Beginning of period	286,932,023	217,523,065
End of period	$340,945,497	$286,932,023

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2020

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.80% to 0.90% for each class. From January 1, 2020 through July 31, 2020, the investment advisor agreed to waive 0.05% of the fund’s management fee. Effective August 1, 2020, the investment advisor agreed to waive 0.04% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors. The effective annual management fee for each class for the period ended December 31, 2020 was 0.89% before waiver and 0.85% after waiver.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,996,522 and $7,397,306, respectively. The effect of interfund transactions on the Statement of Operations was $384,016 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2020 totaled $599,718,318, of which $227,803,780 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2020 totaled $561,778,669, of which $206,735,847 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	3,608,958	$29,012,147	3,635,122	$28,304,175
Issued in reinvestment of distributions	1,159,946	8,182,728	786,269	5,998,157
Redeemed	(3,394,452)	(27,050,942)	(2,827,853)	(21,907,528)
	1,374,452	10,143,933	1,593,538	12,394,804
Class II/Shares Authorized	75,000,000		75,000,000
Sold	3,454,204	27,693,286	3,905,124	30,133,600
Issued in reinvestment of distributions	723,855	5,078,102	413,460	3,150,744
Redeemed	(1,549,473)	(12,262,901)	(1,508,223)	(11,592,595)
	2,628,586	20,508,487	2,810,361	21,691,749
Net increase (decrease)	4,003,038	$30,652,420	4,403,899	$34,086,553

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$204,314,715	—	—
U.S. Treasury Securities	—	$54,084,231	—
U.S. Government Agency Mortgage-Backed Securities	—	35,823,510	—
Corporate Bonds	—	32,809,798	—
Collateralized Mortgage Obligations	—	8,523,688	—
Collateralized Loan Obligations	—	6,138,735	—
Asset-Backed Securities	—	4,200,053	—
Municipal Securities	—	1,928,174	—
U.S. Government Agency Securities	—	1,496,779	—
Exchange-Traded Funds	666,223	—	—
Preferred Stocks	—	303,332	—
Commercial Mortgage-Backed Securities	—	212,142	—
Sovereign Governments and Agencies	—	149,079	—
Temporary Cash Investments	5,018,369	—	—
	$209,999,307	$145,669,521	—
Other Financial Instruments
Futures Contracts	$15,255	—	—
Swap Agreements	—	$5,520	—
	$15,255	$5,520	—

Liabilities
Other Financial Instruments
Futures Contracts	$4,670	—	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $4,228,750.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $4,857,799 futures contracts purchased.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $3,719,505 futures contracts purchased and $2,259,373 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $1,083,333.

Value of Derivative Instruments as of December 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$3,690	Payable for variation margin on futures contracts*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$119
Other Contracts	Receivable for variation margin on swap agreements*	1,055	Payable for variation margin on swap agreements*	—
		$4,745		$119

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$578,504	Change in net unrealized appreciation (depreciation) on swap agreements	—
Equity Price Risk	Net realized gain (loss) on futures contract transactions	1,017,099	Change in net unrealized appreciation (depreciation) on futures contracts	$(119,132)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	126,694	Change in net unrealized appreciation (depreciation) on futures contracts	4,210
Other Contracts	Net realized gain (loss) on swap agreement transactions	14,086	Change in net unrealized appreciation (depreciation) on swap agreements	1,851
		$1,736,383		$(113,071)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. However, LIBOR is expected to be phased out and the transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$6,184,293	$4,051,460
Long-term capital gains	$7,076,537	$5,097,441

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$298,980,144
Gross tax appreciation of investments	$57,575,862
Gross tax depreciation of investments	(887,178)
Net tax appreciation (depreciation) of investments	56,688,684
Net tax appreciation (depreciation) on derivatives	5,885
Net tax appreciation (depreciation)	$56,694,569
Other book-to-tax adjustments	$(46,769)
Undistributed ordinary income	$2,161,130
Accumulated long-term capital gains	$14,670,405

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2020	$8.18	0.08	0.84	0.92	(0.09)	(0.28)	(0.37)	$8.73	12.53%	0.85%	0.89%	1.03%	0.99%	189%	$201,325
2019	$7.09	0.11	1.27	1.38	(0.12)	(0.17)	(0.29)	$8.18	19.85%	0.79%	0.90%	1.48%	1.37%	115%	$177,510
2018	$7.53	0.12	(0.40)	(0.28)	(0.11)	(0.05)	(0.16)	$7.09	(3.83)%	0.76%	0.90%	1.55%	1.41%	120%	$142,595
2017	$6.97	0.11	0.84	0.95	(0.11)	(0.28)	(0.39)	$7.53	13.91%	0.80%	0.91%	1.52%	1.41%	114%	$136,993
2016	$6.93	0.10	0.36	0.46	(0.11)	(0.31)	(0.42)	$6.97	6.99%	0.82%	0.90%	1.53%	1.45%	101%	$119,724
Class II
2020	$8.18	0.06	0.85	0.91	(0.08)	(0.28)	(0.36)	$8.73	12.27%	1.10%	1.14%	0.78%	0.74%	189%	$139,620
2019	$7.10	0.09	1.26	1.35	(0.10)	(0.17)	(0.27)	$8.18	19.39%	1.04%	1.15%	1.23%	1.12%	115%	$109,422
2018	$7.53	0.10	(0.39)	(0.29)	(0.09)	(0.05)	(0.14)	$7.10	(3.93)%	1.01%	1.15%	1.30%	1.16%	120%	$74,928
2017	$6.97	0.09	0.85	0.94	(0.10)	(0.28)	(0.38)	$7.53	13.63%	1.05%	1.16%	1.27%	1.16%	114%	$54,363
2016(3)	$6.72	0.05	0.26	0.31	(0.06)	—	(0.06)	$6.97	4.67%	1.06%(4)	1.15%(4)	1.13%(4)	1.04%(4)	101%(5)	$19,677

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)May 2, 2016 (commencement of sale) through December 31, 2016.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2016.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Balanced Fund of the American Century Variable Portfolios, Inc. as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,901,808, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $7,076,537, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2020.

The fund hereby designates $2,874,734, as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2020.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91439 2102

Annual Report

December 31, 2020

VP Capital Appreciation Fund
Class I (AVCIX)
Class II (AVCWX)
Class Y (AVCYX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	42.46%	18.12%	13.66%	—	11/20/87
Russell Midcap Growth Index	—	35.59%	18.64%	15.03%	—	—
Class II	AVCWX	42.29%	17.95%	—	15.19%	4/25/14
Class Y	AVCYX	43.00%	—	—	23.08%	9/22/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2020
Class I — $36,027

Russell Midcap Growth Index — $40,613

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class Y
1.00%	1.15%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

VP Capital Appreciation returned 42.46%* for the 12 months ended December 31, 2020, outpacing the 35.59% return of the fund’s benchmark, the Russell Midcap Growth Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier. As COVID-19 vaccines began to roll out late in the year, some indices ended the reporting period at record highs. Within the Russell Midcap Growth Index, communication services, information technology and health care were the top-performing sectors. Energy posted a significant loss as oversupply and declining oil prices weighed on the sector.

The information technology and health care sectors led outperformance relative to the benchmark, due primarily to stock selection. Stock decisions in the communication services and consumer staples sectors detracted.

Information Technology Led Performance

Stock selection among IT services companies led performance in the information technology sector, which was far and away the fund’s top-performing sector relative to the benchmark. Square was a significant contributor. The payments company outperformed as its main businesses—small retailers and peer to peer—both benefited from the stay-at-home restrictions. Coffee shops and restaurants have had to adjust to new business models, and individuals are increasingly using digital payments. We see these as secular trends that have been accelerated by the pandemic. Twilio was another top contributor. The company’s software allows developers to create apps that communicate with one another. In addition to its apps that support travel industries, its software enables apps that allow videoconferencing between doctors and patients, which has taken hold during the pandemic’s stay-at-home mandates.

Advanced Micro Devices aided performance. The chipmaker beat earnings expectations as it benefited from increased semiconductor demand for gaming as well as missteps by its large competitor Intel. Another top contributor, RingCentral, helps companies move their telecommunications into the cloud, providing features such as voice, video, data and call forwarding of business calls to mobile phones. We think the company has a long-term tailwind but was also seen as a beneficiary of the work-from-home environment during the pandemic.

Other significant contributors included Immunomedics, whose stock price climbed following Gilead Sciences’ announcement that it would acquire the maker of cancer drugs. As a result of the deal, Immunomedics was eliminated. Peloton Interactive, a leader in home fitness, benefited from the stay-at-home environment created by COVID-19. We think the trend will continue after the pandemic, and Peloton is expanding its offerings into lower-priced treadmills and bikes.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Communication Services Stocks Detracted

Stock selection among entertainment and interactive media and services companies weighed on relative performance in the communication services sector. Companies such as Live Nation Entertainment fell as the pandemic curtailed live events. We think Live Nation will benefit from pent-up demand as pandemic restrictions ease.

Other significant detractors included LKQ, a provider of aftermarket automobile parts. The stock underperformed as shelter-in-place restrictions in the U.S. and Europe caused people to drive fewer miles. We think this is a near-term issue and that, as restrictions are lifted, miles driven will increase, aided by low gasoline prices and ongoing weakness in air travel.

Not owning some benchmark components hurt performance. For example, biotechnology company Moderna benefited from its role in developing one of the first COVID-19 vaccines to be approved for distribution. We also did not own The Trade Desk. The software company’s platform connects digital media outlets with advertisers, and it posted better-than-expected revenue and earnings.

Other significant detractors included DocuSign, which was underweight relative to the benchmark. The cloud-based electronic signature company outperformed as it benefited from increased demand for its services because of social distancing mandates. SelectQuote, an online direct-to-consumer insurance broker, has exposure to life insurance, home and automobile insurance, and senior health insurance through Medicare Advantage. The stock lagged on concerns about profitability under competitive pressures as Walmart enters the field.

Outlook

Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-cap companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

As we ended the year, we were preparing for a post-COVID-19 world. As more normal activities resume, we see opportunities in infrastructure build-out, e-commerce, entertainment and other industries across sectors, and we have begun positioning the portfolio for what we believe will be a brighter future. Consumer discretionary ended the period as the portfolio’s largest overweight relative to the benchmark. Information technology ended as the largest underweight sector.

5

Fund Characteristics

DECEMBER 31, 2020
Top Ten Holdings	% of net assets
Cadence Design Systems, Inc.	3.2%
Twilio, Inc., Class A	2.6%
Cognex Corp.	2.5%
Palo Alto Networks, Inc.	2.3%
Encompass Health Corp.	2.2%
Align Technology, Inc.	2.2%
Teleflex, Inc.	2.2%
Keysight Technologies, Inc.	2.1%
Xilinx, Inc.	1.9%
Skyworks Solutions, Inc.	1.8%

Top Five Industries	% of net assets
Software	16.9%
Semiconductors and Semiconductor Equipment	7.8%
Health Care Equipment and Supplies	6.8%
Electronic Equipment, Instruments and Components	4.6%
IT Services	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.6%
Temporary Cash Investments - Securities Lending Collateral	0.7%
Other Assets and Liabilities	(0.6)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1) 7/1/20 - 12/31/20	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,354.20	$5.44	0.92%
Class II	$1,000	$1,352.60	$6.33	1.07%
Class Y	$1,000	$1,356.10	$3.38	0.57%
Hypothetical
Class I	$1,000	$1,020.51	$4.67	0.92%
Class II	$1,000	$1,019.76	$5.43	1.07%
Class Y	$1,000	$1,022.27	$2.90	0.57%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2020

	Shares	Value
COMMON STOCKS — 99.3%
Auto Components — 1.0%
Aptiv plc	52,351	$6,820,813
Beverages — 1.1%
Boston Beer Co., Inc. (The), Class A(1)	7,437	7,394,535
Biotechnology — 4.2%
ACADIA Pharmaceuticals, Inc.(1)	82,146	4,391,525
Alnylam Pharmaceuticals, Inc.(1)	46,104	5,992,137
Argenx SE, ADR(1)	15,048	4,425,466
Natera, Inc.(1)	34,787	3,462,002
Seagen, Inc.(1)	32,051	5,613,412
Turning Point Therapeutics, Inc.(1)	32,942	4,013,983
		27,898,525
Building Products — 1.1%
Trane Technologies plc	49,323	7,159,727
Capital Markets — 3.7%
LPL Financial Holdings, Inc.	64,651	6,737,927
MarketAxess Holdings, Inc.	13,022	7,429,832
MSCI, Inc.	24,535	10,955,614
		25,123,373
Chemicals — 1.1%
Albemarle Corp.	25,831	3,810,589
Element Solutions, Inc.	183,415	3,251,948
		7,062,537
Communications Equipment — 3.2%
Arista Networks, Inc.(1)	34,232	9,946,792
F5 Networks, Inc.(1)	67,559	11,886,331
		21,833,123
Containers and Packaging — 2.8%
Avery Dennison Corp.	66,332	10,288,756
Ball Corp.	88,770	8,271,589
		18,560,345
Distributors — 0.8%
LKQ Corp.(1)	147,420	5,195,081
Electrical Equipment — 4.1%
AMETEK, Inc.	76,596	9,263,520
Generac Holdings, Inc.(1)	11,129	2,530,846
nVent Electric plc	245,807	5,724,845
Rockwell Automation, Inc.	18,302	4,590,325
Sensata Technologies Holding plc(1)	101,370	5,346,254
		27,455,790
Electronic Equipment, Instruments and Components — 4.6%
Cognex Corp.	209,552	16,823,882
Keysight Technologies, Inc.(1)	106,612	14,082,379
		30,906,261
Entertainment — 3.4%
Live Nation Entertainment, Inc.(1)	76,447	5,617,325
Roku, Inc.(1)	29,541	9,808,203
8

	Shares	Value
Zynga, Inc., Class A(1)	777,653	$7,675,435
		23,100,963
Health Care Equipment and Supplies — 6.8%
Align Technology, Inc.(1)	27,358	14,619,568
DexCom, Inc.(1)	14,008	5,179,038
IDEXX Laboratories, Inc.(1)	21,590	10,792,193
Masimo Corp.(1)	2,094	561,988
Teleflex, Inc.	35,487	14,605,384
		45,758,171
Health Care Providers and Services — 3.6%
Amedisys, Inc.(1)	31,281	9,175,656
Encompass Health Corp.	180,535	14,928,439
		24,104,095
Health Care Technology — 2.8%
Teladoc Health, Inc.(1)	36,711	7,340,731
Veeva Systems, Inc., Class A(1)	43,268	11,779,713
		19,120,444
Hotels, Restaurants and Leisure — 2.4%
Chipotle Mexican Grill, Inc.(1)	5,251	7,281,614
Las Vegas Sands Corp.	152,979	9,117,549
		16,399,163
Household Durables — 0.7%
D.R. Horton, Inc.	68,552	4,724,604
Insurance — 0.7%
SelectQuote, Inc.(1)	233,215	4,839,211
Interactive Media and Services — 1.8%
Match Group, Inc.(1)	77,768	11,757,744
Internet and Direct Marketing Retail — 0.9%
Chewy, Inc., Class A(1)(2)	66,403	5,968,966
IT Services — 4.4%
Square, Inc., Class A(1)	55,444	12,066,832
Twilio, Inc., Class A(1)	52,463	17,758,726
		29,825,558
Leisure Products — 0.7%
Peloton Interactive, Inc., Class A(1)	32,012	4,856,861
Life Sciences Tools and Services — 2.4%
Mettler-Toledo International, Inc.(1)	9,828	11,200,775
Repligen Corp.(1)	27,087	5,190,682
		16,391,457
Machinery — 3.3%
Graco, Inc.	100,478	7,269,583
Parker-Hannifin Corp.	41,362	11,267,423
Westinghouse Air Brake Technologies Corp.	46,725	3,420,270
		21,957,276
Personal Products — 1.4%
Shiseido Co. Ltd.	140,100	9,718,267
Pharmaceuticals — 1.8%
Horizon Therapeutics plc(1)	81,833	5,986,084
Jazz Pharmaceuticals plc(1)	38,271	6,316,628
		12,302,712
Professional Services — 3.0%
CoStar Group, Inc.(1)	6,054	5,595,591
9

	Shares	Value
TransUnion	55,358	$5,492,621
Verisk Analytics, Inc.	45,312	9,406,318
		20,494,530
Semiconductors and Semiconductor Equipment — 7.8%
Advanced Micro Devices, Inc.(1)	62,152	5,699,960
Marvell Technology Group Ltd.	217,237	10,327,447
Skyworks Solutions, Inc.	80,134	12,250,886
Teradyne, Inc.	95,202	11,413,768
Xilinx, Inc.	90,041	12,765,112
		52,457,173
Software — 16.9%
Atlassian Corp. plc, Class A(1)	30,330	7,093,277
Cadence Design Systems, Inc.(1)	158,443	21,616,378
Coupa Software, Inc.(1)	28,180	9,550,484
DocuSign, Inc.(1)	37,592	8,356,702
Envestnet, Inc.(1)	60,364	4,967,354
HubSpot, Inc.(1)	29,184	11,569,705
Manhattan Associates, Inc.(1)	108,984	11,462,937
Palo Alto Networks, Inc.(1)	43,611	15,498,913
RingCentral, Inc., Class A(1)	29,329	11,114,811
Slack Technologies, Inc., Class A(1)	72,409	3,058,556
Splunk, Inc.(1)	56,052	9,522,674
		113,811,791
Specialty Retail — 4.4%
Burlington Stores, Inc.(1)	44,112	11,537,494
Carvana Co.(1)	15,333	3,672,867
Five Below, Inc.(1)	37,542	6,569,099
Lithia Motors, Inc., Class A	25,515	7,467,475
		29,246,935
Textiles, Apparel and Luxury Goods — 1.4%
lululemon athletica, Inc.(1)	27,221	9,473,725
Trading Companies and Distributors — 1.0%
W.W. Grainger, Inc.	15,825	6,461,980
TOTAL COMMON STOCKS (Cost $447,159,747)		668,181,736
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.75%, 11/30/23 - 11/15/43, valued at $1,893,981), in a joint trading account at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $1,855,360)		1,855,347
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 5/15/50, valued at $2,364,427), at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $2,318,015)		2,318,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	26,732	26,732
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,200,079)		4,200,079
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $4,405,468)	4,405,468	4,405,468
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $455,765,294)		676,787,283
OTHER ASSETS AND LIABILITIES — (0.6)%		(4,083,767)
TOTAL NET ASSETS — 100.0%		$672,703,516
10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	22,570,110	USD	218,963	Bank of America N.A.	3/31/21	$(156)
JPY	32,909,490	USD	317,966	Bank of America N.A.	3/31/21	1,078
USD	8,930,007	JPY	926,131,050	Bank of America N.A.	3/31/21	(48,444)
USD	389,280	JPY	40,096,620	Bank of America N.A.	3/31/21	560
						$(46,962)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
JPY	-	Japanese Yen
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $4,316,158. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $4,405,468.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2020
Assets
Investment securities, at value (cost of $451,359,826) — including $4,316,158 of securities on loan	$672,381,815
Investment made with cash collateral received for securities on loan, at value (cost of $4,405,468)	4,405,468
Total investment securities, at value (cost of $455,765,294)	676,787,283
Receivable for investments sold	1,980,888
Receivable for capital shares sold	285,579
Unrealized appreciation on forward foreign currency exchange contracts	1,638
Dividends and interest receivable	98,763
Securities lending receivable	1,315
679,155,466

Liabilities
Payable for collateral received for securities on loan	4,405,468
Payable for investments purchased	1,167,831
Payable for capital shares redeemed	479,073
Unrealized depreciation on forward foreign currency exchange contracts	48,600
Accrued management fees	350,526
Distribution fees payable	452
6,451,950

Net Assets	$672,703,516

Net Assets Consist of:
Capital (par value and paid-in surplus)	$371,467,303
Distributable earnings	301,236,213
$672,703,516

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$119,549,496	6,203,091	$19.27
Class II, $0.01 Par Value	$2,235,499	117,695	$18.99
Class Y, $0.01 Par Value	$550,918,521	28,247,104	$19.50

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,158)	$2,566,941
Interest	20,837
Securities lending, net	7,622
2,595,400

Expenses:
Management fees	3,729,259
Distribution fees - Class II	3,974
Directors' fees and expenses	16,580
Other expenses	302
3,750,115
Fees waived(1)	(538,193)
3,211,922

Net investment income (loss)	(616,522)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	82,114,811
Forward foreign currency exchange contract transactions	(276,750)
Foreign currency translation transactions	(2,168)
81,835,893

Change in net unrealized appreciation (depreciation) on:
Investments	118,653,587
Forward foreign currency exchange contracts	(23,487)
Translation of assets and liabilities in foreign currencies	(12)
118,630,088

Net realized and unrealized gain (loss)	200,465,981

Net Increase (Decrease) in Net Assets Resulting from Operations	$199,849,459

(1)Amount consists of $96,383, $1,601 and $440,209 for Class I, Class II and Class Y, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Increase (Decrease) in Net Assets	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$(616,522)	$444,897
Net realized gain (loss)	81,835,893	72,201,364
Change in net unrealized appreciation (depreciation)	118,630,088	85,816,457
Net increase (decrease) in net assets resulting from operations	199,849,459	158,462,718

Distributions to Shareholders
From earnings:
Class I	(10,198,085)	(28,318,582)
Class II	(167,591)	(209,486)
Class Y	(46,364,992)	(63,495,599)
Decrease in net assets from distributions	(56,730,668)	(92,023,667)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	10,955,847	(13,066,511)

Net increase (decrease) in net assets	154,074,638	53,372,540

Net Assets
Beginning of period	518,628,878	465,256,338
End of period	$672,703,516	$518,628,878

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2020

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I, Class II and Class Y.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$4,405,468	—	—	—	$4,405,468
Gross amount of recognized liabilities for securities lending transactions					$4,405,468
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

17

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2020 through July 31, 2020, the investment advisor agreed to waive 0.13% of the fund's management fee. Effective August 1, 2020, the investment advisor agreed to waive 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2020 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	0.99%	0.89%
Class II	0.80% to 0.90%	0.89%	0.79%
Class Y	0.55% to 0.65%	0.64%	0.54%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $249,971 and $1,384,983, respectively. The effect of interfund transactions on the Statement of Operations was $1,019,008 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2020 were $434,494,116 and $482,843,305, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	195,000,000		195,000,000
Sold	656,017	$9,888,174	899,482	$13,800,061
Issued in reinvestment of distributions	996,880	10,198,085	2,034,381	28,318,582
Redeemed	(1,098,568)	(16,803,198)	(7,544,209)	(112,758,519)
	554,329	3,283,061	(4,610,346)	(70,639,876)
Class II/Shares Authorized	25,000,000		25,000,000
Sold	31,386	485,471	21,128	318,866
Issued in reinvestment of distributions	16,610	167,591	15,202	209,486
Redeemed	(19,719)	(284,819)	(21,836)	(326,509)
	28,277	368,243	14,494	201,843
Class Y/Shares Authorized	180,000,000		180,000,000
Sold	1,409,658	23,526,949	1,902,101	28,892,064
Issued in reinvestment of distributions	4,492,732	46,364,992	4,535,400	63,495,599
Redeemed	(4,194,963)	(62,587,398)	(2,298,536)	(35,016,141)
	1,707,427	7,304,543	4,138,965	57,371,522
Net increase (decrease)	2,290,033	$10,955,847	(456,887)	$(13,066,511)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$658,463,469	$9,718,267	—
Temporary Cash Investments	26,732	4,173,347	—
Temporary Cash Investments - Securities Lending Collateral	4,405,468	—	—
	$662,895,669	$13,891,614	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,638	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$48,600	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $6,828,603.

The value of foreign currency risk derivative instruments as of December 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $1,638 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $48,600 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(276,750) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(23,487) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

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9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$412,078	$8,017,905
Long-term capital gains	$56,318,590	$84,005,762

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$457,333,369
Gross tax appreciation of investments	$222,168,935
Gross tax depreciation of investments	(2,715,021)
Net tax appreciation (depreciation) of investments	219,453,914
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	116
Net tax appreciation (depreciation)	$219,454,030
Undistributed ordinary income	$5,200,766
Accumulated long-term gains	$76,581,417
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2020	$15.96	(0.06)	5.21	5.15	—	(1.84)	(1.84)	$19.27	42.46%	0.90%	1.00%	(0.41)%	(0.51)%	83%	$119,549
2019	$14.17	(0.03)	4.65	4.62	—	(2.83)	(2.83)	$15.96	35.56%	0.88%	1.00%	(0.18)%	(0.30)%	94%	$90,134
2018	$15.03	(0.05)	(0.73)	(0.78)	—	(0.08)	(0.08)	$14.17	(5.20)%	0.93%	1.00%	(0.29)%	(0.36)%	103%	$145,373
2017	$13.98	(0.02)	2.97	2.95	—	(1.90)	(1.90)	$15.03	21.79%	0.99%	1.01%	(0.15)%	(0.17)%	58%	$157,356
2016	$15.02	(0.02)	0.40	0.38	—	(1.42)	(1.42)	$13.98	3.23%	0.99%	1.00%	(0.14)%	(0.15)%	68%	$459,443
Class II
2020	$15.78	(0.08)	5.13	5.05	—	(1.84)	(1.84)	$18.99	42.29%	1.05%	1.15%	(0.56)%	(0.66)%	83%	$2,235
2019	$14.06	(0.05)	4.60	4.55	—	(2.83)	(2.83)	$15.78	35.32%	1.03%	1.15%	(0.33)%	(0.45)%	94%	$1,411
2018	$14.94	(0.07)	(0.73)	(0.80)	—	(0.08)	(0.08)	$14.06	(5.36)%	1.08%	1.15%	(0.44)%	(0.51)%	103%	$1,053
2017	$13.92	(0.04)	2.96	2.92	—	(1.90)	(1.90)	$14.94	21.67%	1.14%	1.16%	(0.30)%	(0.32)%	58%	$1,697
2016	$14.98	(0.04)	0.40	0.36	—	(1.42)	(1.42)	$13.92	3.08%	1.14%	1.15%	(0.29)%	(0.30)%	68%	$1,350
Class Y
2020	$16.09	(0.01)	5.28	5.27	(0.02)	(1.84)	(1.86)	$19.50	43.00%	0.55%	0.65%	(0.06)%	(0.16)%	83%	$550,919
2019	$14.23	0.03	4.67	4.70	(0.01)	(2.83)	(2.84)	$16.09	36.02%	0.53%	0.65%	0.17%	0.05%	94%	$427,083
2018	$15.05	0.01	(0.75)	(0.74)	—	(0.08)	(0.08)	$14.23	(4.92)%	0.58%	0.65%	0.06%	(0.01)%	103%	$318,830
2017(3)	$15.19	0.01	1.03	1.04	—	(1.18)	(1.18)	$15.05	6.78%	0.62%(4)	0.66%(4)	0.25%(4)	0.21%(4)	58%(5)	$366,900

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)September 22, 2017 (commencement of sale) through December 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of the American Century Variable Portfolios, Inc. as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $412,078, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $56,318,590, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2020.

The fund hereby designates $2,145 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2020.

28

Notes

29

Notes

30

Notes

31

Notes
32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91442 2102

Annual Report

December 31, 2020

VP Disciplined Core Value Fund
Class I (AVGIX)
Class II (AVPGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVGIX	11.81%	12.02%	11.64%	10/30/97
Russell 1000 Value Index	—	2.80%	9.73%	10.49%	—
S&P 500 Index	—	18.40%	15.20%	13.87%	—
Class II	AVPGX	11.45%	11.74%	11.37%	5/1/02
Effective July 1, 2020, the fund's benchmark changed from the S&P 500 Index to the Russell 1000 Value Index. The fund's investment advisor believes that the Russell 1000 Value Index aligns better with the fund's strategy.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2020
Class I — $30,111

Russell 1000 Value Index — $27,148

S&P 500 Index — $36,700

Total Annual Fund Operating Expenses
Class I	Class II
0.70%	0.95%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Steven Rossi and Yulin Long

In April 2020, Steven Rossi replaced Brian Garbe on the fund’s management team. In August 2020, Yulin Long replaced Claudia Musat on the fund’s management team.

Performance Summary

VP Disciplined Core Value returned 11.81%* for the year ended December 31, 2020, compared with the 2.80% return of its benchmark, the Russell 1000 Value Index.

VP Disciplined Core Value’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s returns were primarily driven by stock selection decisions in the information technology sector, although consumer discretionary stocks and limited exposure to the energy sector also aided performance. Securities in the health care and real estate sectors weighed on relative results.

Information Technology Sector Drove Outperformance

Selection and allocation decisions in the information technology sector contributed the most to the fund’s relative performance. Overweight exposure to the software industry, particularly owning a number of companies not held in the index, bolstered relative results. These included Microsoft, which posted record revenues during the period due to increased demand for cloud computing and office productivity software amid a shift toward remote computing during the pandemic. Stock selection among computers and peripherals companies also contributed to the sector’s relative returns. Apple was a leading industry performance driver, as the pandemic’s changing consumer habits led to record revenues, driven by subscription growth for applications, cloud services and music streaming.

The consumer discretionary and energy sectors also contributed notably to outperformance. In the consumer discretionary sector, overweight exposure to internet and catalog retailers, particularly to Amazon, bolstered relative results. The online marketplace’s sharply higher revenues were driven by increases in online purchases following implementation of coronavirus restrictions. Limited exposure to the energy sector also benefited relative results. An underweight in Exxon Mobil was a key contributor to performance in the oil, gas and consumable fuels industry. A steep drop in demand for energy and sharply lower oil prices amid the pandemic created a challenging environment for producers and refiners. In the energy equipment and services industry, an underweight position in Schlumberger aided relative returns. The oil field services provider experienced three consecutive quarterly losses as oil exploration companies scaled back production and halted investment in new projects amid lower demand.

Health Care Detracted Most From Relative Performance

The health care sector was the primary area of weakness during the reporting period, driven by health care equipment and supplies makers and pharmaceuticals companies. Underweight positioning among several health care equipment and supplies companies, such as Danaher and Abbott Laboratories, detracted from performance compared with the benchmark. The diagnostic test producers announced strong earnings growth due to high demand for COVID-19 tests and robust sales of other equipment like remote glucose monitoring devices. We ultimately exited our stake in Abbott Laboratories.

*All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
3

Positioning among pharmaceuticals companies also weighed on relative results. An underweight position in Pfizer, the first U.S. pharmaceuticals company to develop and receive U.S. Food and Drug Administration approval for a highly effective coronavirus vaccine, was detrimental.

Real estate sector positioning also detracted from relative returns. Stock selection among equity real estate investment trusts drove the sector’s detraction. An overweight position in Lamar Advertising hindered relative performance as the company’s stock price fell sharply amid investor concerns that the billboard and public transportation advertiser’s revenues would deteriorate as traffic volumes decreased during nonessential business closures. We exited our position in Lamar Advertising.

A Look Ahead

As we start 2021, global economies continue to grapple with uncertainty surrounding the coronavirus pandemic. We believe our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. Our systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and risk management.

As of December 31, 2020, our largest absolute and relative exposure is in the information technology sector, where we are finding substantial opportunities in software and computers and peripherals companies. We also see compelling factor profiles in the materials sector. We significantly increased our exposure during the reporting period, making materials a sizable overweight, most notably in the containers and packaging industry. The health care sector is also an area of considerable exposure, both on an absolute and relative basis. In contrast, we are notably underweight to financials sector stocks, particularly among banks. We also find limited opportunities in the consumer staples and industrials sectors, reflecting less compelling factor scores based on our model.

4

Fund Characteristics

DECEMBER 31, 2020
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	2.3%
Berkshire Hathaway, Inc., Class B	2.0%
Verizon Communications, Inc.	1.8%
Johnson & Johnson	1.7%
Alphabet, Inc., Class A	1.7%
Citigroup, Inc.	1.6%
Apple, Inc.	1.5%
Bristol-Myers Squibb Co.	1.5%
International Business Machines Corp.	1.4%
Pfizer, Inc.	1.4%

Top Five Industries	% of net assets
Banks	7.0%
Pharmaceuticals	5.7%
Chemicals	5.5%
Health Care Providers and Services	5.0%
Semiconductors and Semiconductor Equipment	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1) 7/1/20 - 12/31/20	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,197.60	$3.87	0.70%
Class II	$1,000	$1,196.00	$5.24	0.95%
Hypothetical
Class I	$1,000	$1,021.62	$3.56	0.70%
Class II	$1,000	$1,020.36	$4.82	0.95%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

DECEMBER 31, 2020

	Shares	Value
COMMON STOCKS — 98.2%
Aerospace and Defense — 1.3%
Boeing Co. (The)	7,060	$1,511,264
General Dynamics Corp.	5,253	781,751
Raytheon Technologies Corp.	21,007	1,502,210
Textron, Inc.	25,363	1,225,794
		5,021,019
Air Freight and Logistics — 0.7%
United Parcel Service, Inc., Class B	15,633	2,632,597
Auto Components — 1.1%
Adient plc(1)	44,510	1,547,613
Lear Corp.	11,181	1,778,114
Magna International, Inc.	15,253	1,079,912
		4,405,639
Automobiles — 0.4%
General Motors Co.	34,919	1,454,027
Banks — 7.0%
Bank of America Corp.	134,039	4,062,722
Citigroup, Inc.	100,169	6,176,421
Citizens Financial Group, Inc.	6,320	226,003
Comerica, Inc.	21,133	1,180,489
East West Bancorp, Inc.	17,876	906,492
Fifth Third Bancorp	64,800	1,786,536
JPMorgan Chase & Co.	71,090	9,033,406
KeyCorp	75,275	1,235,263
People's United Financial, Inc.	67,394	871,404
Regions Financial Corp.	117,912	1,900,742
		27,379,478
Beverages — 1.0%
Coca-Cola Co. (The)	17,956	984,707
PepsiCo, Inc.	20,349	3,017,757
		4,002,464
Biotechnology — 1.7%
AbbVie, Inc.	44,376	4,754,889
Gilead Sciences, Inc.	30,701	1,788,640
		6,543,529
Building Products — 0.3%
Masco Corp.	19,916	1,093,986
Capital Markets — 2.7%
Blackstone Group, Inc. (The), Class A	30,579	1,981,825
Brookfield Asset Management, Inc., Class A	42,390	1,749,435
Moody's Corp.	5,140	1,491,834
MSCI, Inc.	2,053	916,726
State Street Corp.	37,542	2,732,307
T. Rowe Price Group, Inc.	12,144	1,838,480
		10,710,607
Chemicals — 5.5%
Air Products and Chemicals, Inc.	2,622	716,383
7

	Shares	Value
CF Industries Holdings, Inc.	15,498	$599,928
Dow, Inc.	53,886	2,990,673
Eastman Chemical Co.	28,938	2,901,903
Ecolab, Inc.	14,096	3,049,811
Huntsman Corp.	68,003	1,709,595
Linde plc	3,725	981,575
LyondellBasell Industries NV, Class A	44,346	4,064,754
Mosaic Co. (The)	79,154	1,821,333
Sherwin-Williams Co. (The)	3,462	2,544,258
		21,380,213
Commercial Services and Supplies — 0.5%
Waste Management, Inc.	16,400	1,934,052
Communications Equipment — 1.6%
Cisco Systems, Inc.	118,199	5,289,405
Juniper Networks, Inc.	19,542	439,891
Motorola Solutions, Inc.	2,199	373,962
		6,103,258
Consumer Finance — 0.6%
Discover Financial Services	4,484	405,937
Synchrony Financial	53,693	1,863,684
		2,269,621
Containers and Packaging — 1.9%
Amcor plc	148,114	1,743,302
International Paper Co.	74,159	3,687,185
Packaging Corp. of America	7,276	1,003,433
WestRock Co.	19,975	869,512
		7,303,432
Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B(1)	33,872	7,853,901
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	133,160	3,829,682
Verizon Communications, Inc.	117,711	6,915,521
		10,745,203
Electric Utilities — 0.9%
NRG Energy, Inc.	49,343	1,852,830
PPL Corp.	66,562	1,877,048
		3,729,878
Electrical Equipment — 1.6%
Eaton Corp. plc	11,951	1,435,793
Emerson Electric Co.	34,221	2,750,342
Hubbell, Inc.	13,364	2,095,341
		6,281,476
Electronic Equipment, Instruments and Components — 0.3%
Zebra Technologies Corp., Class A(1)	2,839	1,091,113
Energy Equipment and Services — 0.7%
Baker Hughes Co.	33,286	694,013
Schlumberger NV	99,170	2,164,881
		2,858,894
Entertainment — 1.5%
Activision Blizzard, Inc.	20,292	1,884,112
Madison Square Garden Sports Corp., Class A(1)	9,952	1,832,163
Walt Disney Co. (The)(1)	11,524	2,087,919
		5,804,194
8

	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 3.7%
CubeSmart	45,442	$1,527,306
Digital Realty Trust, Inc.	2,796	390,070
Gaming and Leisure Properties, Inc.	30,598	1,297,355
Iron Mountain, Inc.	38,844	1,145,121
Life Storage, Inc.	5,461	651,989
Public Storage	5,870	1,355,559
Realty Income Corp.	29,090	1,808,525
Simon Property Group, Inc.	4,085	348,369
Spirit Realty Capital, Inc.	44,576	1,790,618
STORE Capital Corp.	17,995	611,470
VICI Properties, Inc.	73,052	1,862,826
Weyerhaeuser Co.	35,257	1,182,167
WP Carey, Inc.	10,030	707,917
		14,679,292
Food Products — 1.3%
Campbell Soup Co.	11,826	571,787
Hormel Foods Corp.	25,503	1,188,695
J.M. Smucker Co. (The)	3,768	435,581
Kellogg Co.	18,184	1,131,590
Kraft Heinz Co. (The)	52,520	1,820,343
		5,147,996
Gas Utilities — 0.2%
UGI Corp.	18,093	632,531
Health Care Equipment and Supplies — 2.9%
Danaher Corp.	18,803	4,176,899
DexCom, Inc.(1)	2,021	747,204
Medtronic plc	29,607	3,468,164
Penumbra, Inc.(1)	8,681	1,519,175
Zimmer Biomet Holdings, Inc.	10,002	1,541,208
		11,452,650
Health Care Providers and Services — 5.0%
AmerisourceBergen Corp.	15,110	1,477,154
Anthem, Inc.	5,593	1,795,856
Cardinal Health, Inc.	46,839	2,508,697
Cigna Corp.	2,439	507,751
CVS Health Corp.	39,724	2,713,149
HCA Healthcare, Inc.	4,347	714,908
Henry Schein, Inc.(1)	25,287	1,690,689
Humana, Inc.	5,619	2,305,307
McKesson Corp.	17,000	2,956,640
UnitedHealth Group, Inc.	7,846	2,751,435
		19,421,586
Health Care Technology — 0.2%
Cerner Corp.	12,657	993,321
Hotels, Restaurants and Leisure — 2.4%
Aramark	46,581	1,792,437
Boyd Gaming Corp.(1)	41,790	1,793,627
Darden Restaurants, Inc.	15,866	1,889,958
McDonald's Corp.	7,416	1,591,325
Vail Resorts, Inc.	6,147	1,714,767
Yum! Brands, Inc.	4,408	478,532
		9,260,646
9

	Shares	Value
Household Durables — 0.9%
Leggett & Platt, Inc.	14,875	$658,963
Mohawk Industries, Inc.(1)	17,489	2,465,075
PulteGroup, Inc.	8,779	378,550
		3,502,588
Household Products — 1.2%
Colgate-Palmolive Co.	35,885	3,068,526
Procter & Gamble Co. (The)	11,497	1,599,693
		4,668,219
Industrial Conglomerates — 2.1%
3M Co.	25,945	4,534,927
Honeywell International, Inc.	18,090	3,847,743
		8,382,670
Insurance — 1.0%
Athene Holding Ltd., Class A(1)	16,337	704,778
Fidelity National Financial, Inc.	39,988	1,563,131
Prudential Financial, Inc.	21,793	1,701,380
		3,969,289
Interactive Media and Services — 1.7%
Alphabet, Inc., Class A(1)	3,702	6,488,273
Internet and Direct Marketing Retail — 1.3%
Amazon.com, Inc.(1)	1,047	3,410,006
Booking Holdings, Inc.(1)	849	1,890,952
		5,300,958
IT Services — 3.0%
Akamai Technologies, Inc.(1)	11,022	1,157,200
Cognizant Technology Solutions Corp., Class A	13,748	1,126,649
International Business Machines Corp.	42,486	5,348,138
PayPal Holdings, Inc.(1)	2,202	515,708
Visa, Inc., Class A	3,407	745,213
Western Union Co. (The)	101,591	2,228,906
WEX, Inc.(1)	3,305	672,667
		11,794,481
Life Sciences Tools and Services — 1.0%
Agilent Technologies, Inc.	34,321	4,066,695
Machinery — 1.5%
Caterpillar, Inc.	8,627	1,570,286
Cummins, Inc.	5,268	1,196,363
Snap-on, Inc.	11,280	1,930,459
Westinghouse Air Brake Technologies Corp.	16,183	1,184,596
		5,881,704
Media — 2.6%
Comcast Corp., Class A	66,191	3,468,408
Fox Corp., Class A	34,543	1,005,892
Interpublic Group of Cos., Inc. (The)	99,817	2,347,696
Liberty Broadband Corp., Class C(1)	13,154	2,083,199
Omnicom Group, Inc.	20,621	1,286,132
		10,191,327
Metals and Mining — 1.9%
Cleveland-Cliffs, Inc.	135,849	1,977,961
Freeport-McMoRan, Inc.	72,394	1,883,692
Nucor Corp.	12,488	664,237
10

	Shares	Value
Reliance Steel & Aluminum Co.	12,636	$1,513,161
Steel Dynamics, Inc.	39,561	1,458,614
		7,497,665
Multi-Utilities — 0.9%
CenterPoint Energy, Inc.	57,339	1,240,816
Dominion Energy, Inc.	32,568	2,449,114
		3,689,930
Multiline Retail — 1.1%
Dollar Tree, Inc.(1)	7,857	848,870
Target Corp.	18,652	3,292,638
		4,141,508
Oil, Gas and Consumable Fuels — 3.1%
Chevron Corp.	50,412	4,257,293
Exxon Mobil Corp.	51,129	2,107,537
New Fortress Energy, Inc.	35,377	1,895,854
Phillips 66	26,287	1,838,513
Williams Cos., Inc. (The)	109,861	2,202,713
		12,301,910
Pharmaceuticals — 5.7%
Bristol-Myers Squibb Co.	91,948	5,703,534
Johnson & Johnson	42,440	6,679,207
Merck & Co., Inc.	57,480	4,701,864
Pfizer, Inc.	143,975	5,299,720
		22,384,325
Professional Services — 0.2%
Robert Half International, Inc.	12,085	755,071
Road and Rail — 1.1%
CSX Corp.	8,582	778,816
J.B. Hunt Transport Services, Inc.	8,314	1,136,108
Kansas City Southern	11,253	2,297,075
		4,211,999
Semiconductors and Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc.(1)	7,192	659,578
Applied Materials, Inc.	33,289	2,872,841
Broadcom, Inc.	9,193	4,025,155
Intel Corp.	46,648	2,324,003
KLA Corp.	2,727	706,048
Lam Research Corp.	3,065	1,447,507
Micron Technology, Inc.(1)	24,204	1,819,657
Texas Instruments, Inc.	25,312	4,154,459
		18,009,248
Software — 4.5%
Adobe, Inc.(1)	6,330	3,165,760
Autodesk, Inc.(1)	1,386	423,201
Cloudflare, Inc., Class A(1)	21,203	1,611,216
Microsoft Corp.	20,678	4,599,201
Oracle Corp. (New York)	12,283	794,587
Pegasystems, Inc.	14,133	1,883,364
salesforce.com, Inc.(1)	11,539	2,567,774
ServiceNow, Inc.(1)	847	466,214
Varonis Systems, Inc.(1)	12,512	2,047,088
		17,558,405
11

	Shares	Value
Specialty Retail — 1.8%
AutoZone, Inc.(1)	832	$986,286
Burlington Stores, Inc.(1)	7,592	1,985,688
Home Depot, Inc. (The)	9,933	2,638,403
L Brands, Inc.	11,893	442,301
Lowe's Cos., Inc.	7,126	1,143,794
		7,196,472
Technology Hardware, Storage and Peripherals — 3.5%
Apple, Inc.	45,430	6,028,107
HP, Inc.	75,945	1,867,487
NetApp, Inc.	27,046	1,791,527
Seagate Technology plc	33,264	2,067,690
Western Digital Corp.	33,794	1,871,850
		13,626,661
Textiles, Apparel and Luxury Goods — 1.4%
Levi Strauss & Co., Class A	40,307	809,365
Ralph Lauren Corp.	18,234	1,891,595
Tapestry, Inc.	93,540	2,907,223
		5,608,183
Trading Companies and Distributors — 0.4%
Fastenal Co.	31,684	1,547,130
TOTAL COMMON STOCKS (Cost $322,237,045)		384,961,314
TEMPORARY CASH INVESTMENTS — 1.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.75%, 11/30/23 - 11/15/43, valued at $3,020,653), in a joint trading account at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $2,959,057)		2,959,037
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 5/15/50, valued at $3,773,014), at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $3,699,025)		3,699,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,949	2,949
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,660,986)		6,660,986
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $328,898,031)		391,622,300
OTHER ASSETS AND LIABILITIES — 0.1%		417,452
TOTAL NET ASSETS — 100.0%		$392,039,752

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	19	March 2021	$3,561,360	$59,239

^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

DECEMBER 31, 2020
Assets
Investment securities, at value (cost of $328,898,031)	$391,622,300
Deposits with broker for futures contracts	209,000
Receivable for capital shares sold	32,855
Receivable for variation margin on futures contracts	23,370
Dividends and interest receivable	559,146
392,446,671

Liabilities
Payable for capital shares redeemed	171,068
Accrued management fees	229,655
Distribution fees payable	6,196
406,919

Net Assets	$392,039,752

Net Assets Consist of:
Capital (par value and paid-in surplus)	$266,983,023
Distributable earnings	125,056,729
$392,039,752

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$362,015,316	35,218,277	$10.28
Class II, $0.01 Par Value	$30,024,436	2,920,192	$10.28

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED DECEMBER 31, 2020
Investment Income (Loss)
Income:
Dividends	$9,536,059
Interest	38,697
Securities lending, net	26,953
9,601,709

Expenses:
Management fees	2,460,213
Distribution fees - Class II	65,345
Directors' fees and expenses	11,172
Other expenses	3,030
2,539,760

Net investment income (loss)	7,061,949

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	62,297,576
Futures contract transactions	1,336,244
63,633,820

Change in net unrealized appreciation (depreciation) on:
Investments	(31,324,478)
Futures contracts	(109,092)
(31,433,570)

Net realized and unrealized gain (loss)	32,200,250

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,262,199

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Increase (Decrease) in Net Assets	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$7,061,949	$7,585,135
Net realized gain (loss)	63,633,820	16,433,660
Change in net unrealized appreciation (depreciation)	(31,433,570)	54,677,435
Net increase (decrease) in net assets resulting from operations	39,262,199	78,696,230

Distributions to Shareholders
From earnings:
Class I	(22,814,371)	(36,148,821)
Class II	(1,701,714)	(3,103,497)
Decrease in net assets from distributions	(24,516,085)	(39,252,318)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(6,112,240)	1,982,369

Net increase (decrease) in net assets	8,633,874	41,426,281

Net Assets
Beginning of period	383,405,878	341,979,597
End of period	$392,039,752	$383,405,878

See Notes to Financial Statements.
15

Notes to Financial Statements

DECEMBER 31, 2020

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Disciplined Core Value Fund (formerly VP Income & Growth Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/
17

or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.65% to 0.70% for each class. The effective annual management fee for each class for the period ended December 31, 2020 was 0.70%.
Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $21,390,169 and $16,208,237, respectively. The effect of interfund transactions on the Statement of Operations was $4,657,340 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2020 were $555,789,222 and $572,912,920, respectively.
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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	3,616,992	$32,755,485	1,844,686	$17,486,140
Issued in reinvestment of distributions	3,043,495	22,814,371	3,920,520	36,148,821
Redeemed	(6,535,034)	(59,404,857)	(5,604,004)	(53,148,318)
	125,453	(3,835,001)	161,202	486,643
Class II/Shares Authorized	50,000,000		50,000,000
Sold	739,646	6,874,542	458,780	4,347,858
Issued in reinvestment of distributions	227,833	1,701,714	336,386	3,103,497
Redeemed	(1,201,206)	(10,853,495)	(626,843)	(5,955,629)
	(233,727)	(2,277,239)	168,323	1,495,726
Net increase (decrease)	(108,274)	$(6,112,240)	329,525	$1,982,369

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$384,961,314	—	—
Temporary Cash Investments	2,949	$6,658,037	—
	$384,964,263	$6,658,037	—
Other Financial Instruments
Futures Contracts	$59,239	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in
19

cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $7,097,735 futures contracts purchased.
The value of equity price risk derivative instruments as of December 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $23,370 in receivable for variation margin on futures contracts*. For the year ended December 31, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $1,336,244 in net realized gain (loss) on futures contract transactions and $(109,092) in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$6,969,649	$11,269,049
Long-term capital gains	$17,546,436	$27,983,269

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$330,770,391
Gross tax appreciation of investments	$63,595,714
Gross tax depreciation of investments	(2,743,805)
Net tax appreciation (depreciation) of investments	$60,851,909
Undistributed ordinary income	$210,943
Accumulated long-term gains	$63,993,877
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2020	$10.02	0.19	0.73	0.92	(0.18)	(0.48)	(0.66)	$10.28	11.81%	0.70%	2.03%	163%	$362,015
2019	$9.02	0.20	1.85	2.05	(0.20)	(0.85)	(1.05)	$10.02	23.95%	0.70%	2.07%	83%	$351,774
2018	$10.71	0.22	(0.90)	(0.68)	(0.20)	(0.81)	(1.01)	$9.02	(6.87)%	0.70%	2.11%	70%	$315,041
2017	$9.32	0.24	1.62	1.86	(0.24)	(0.23)	(0.47)	$10.71	20.49%	0.71%	2.47%	76%	$378,295
2016	$8.57	0.21	0.91	1.12	(0.21)	(0.16)	(0.37)	$9.32	13.48%	0.70%	2.38%	78%	$358,600
Class II
2020	$10.03	0.16	0.73	0.89	(0.16)	(0.48)	(0.64)	$10.28	11.45%	0.95%	1.78%	163%	$30,024
2019	$9.02	0.17	1.87	2.04	(0.18)	(0.85)	(1.03)	$10.03	23.75%	0.95%	1.82%	83%	$31,632
2018	$10.72	0.19	(0.91)	(0.72)	(0.17)	(0.81)	(0.98)	$9.02	(7.19)%	0.95%	1.86%	70%	$26,938
2017	$9.32	0.22	1.62	1.84	(0.21)	(0.23)	(0.44)	$10.72	20.30%	0.96%	2.22%	76%	$26,833
2016	$8.57	0.18	0.92	1.10	(0.19)	(0.16)	(0.35)	$9.32	13.20%	0.95%	2.13%	78%	$23,511

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Disciplined Core Value Fund (formerly, VP Income & Growth Fund) (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Disciplined Core Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $6,969,649, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $17,546,436, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2020.

The fund hereby designates $169,298 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2020.
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Notes
27

Notes
28

Notes
29

Notes
30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91438 2102

Annual Report

December 31, 2020

VP Growth Fund
Class I (AWRIX)
Class II (AWREX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class I	AWRIX	34.87%	19.62%	14.92%	5/2/11
Russell 1000 Growth Index	—	38.49%	20.97%	16.75%	—
Class II	AWREX	34.67%	19.45%	14.75%	5/2/11
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over Life of Class
$10,000 investment made May 2, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2020
Class I — $38,387

Russell 1000 Growth Index — $44,751

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Gregory Woodhams, Justin Brown and Scott Marolf

Senior financial analyst Scott Marolf was added to the fund’s portfolio management team in February 2020.

Performance Summary

VP Growth returned 34.67%* for the 12 months ended December 31, 2020, lagging the 38.49% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier, with some indices ending the year at record highs. Within the Russell 1000 Growth Index, consumer discretionary and information technology led the benchmark’s performance. At the other end of the spectrum, the energy sector struggled with the declining price of oil amid a sharp slowdown in economic growth and falling energy demand.

Stock selection in the consumer discretionary and communication services sectors detracted from fund performance relative to the benchmark. Stock decisions in the information technology and industrials sectors benefited relative performance. Underweighting industrials was also helpful.

Consumer Discretionary and Communication Services Stocks Led Detractors

Tesla was a significant detractor in the consumer discretionary sector. We were underweight the electric car company relative to the benchmark, and the stock outperformed due to solid fundamental reports and strong demand for its vehicles. Retail investors also reacted positively to the announcement of a five-for-one stock split, and the stock got a boost when it was added to the S&P 500 Index late in the year. Royal Caribbean Cruises detracted. All cruise lines suffered as health issues aboard some ships and the closing of ports due to the pandemic brought travel to a halt. With sailings canceled for the foreseeable future, we eliminated our holding.

In the communication services sector, entertainment companies such as The Walt Disney Co. also struggled. Disney was forced to close its theme parks, and the company’s weakness was exacerbated by the impact of delayed movie releases and a lack of live sports on its ESPN network. We maintained a position in Disney based on its growth in streaming and an eventual recovery in its cyclical media and theme park assets.

Visa underperformed after the payments company reported declining revenues due primarily to weakness in cross-border transactions as a result of pandemic-related travel restrictions. We maintained a position in Visa based on our favorable view on payment networks. We were also underweight Apple, which detracted from performance. The consumer electronics company delivered solid results with strength in most work-from-home categories, including iPads and Macs, as well as solid growth in services. Also, the company split its stock four-for-one to make the equity more appealing to retail investors.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Dow was a significant detractor. The chemicals company faced the perfect storm of lower global gross domestic product having an impact on polyethylene demand and significantly lower oil prices diminishing Dow’s relative feedstock cost advantage. We eliminated our holding. The stock of multibrand restaurant owner Darden Restaurants fell sharply due to the social distancing restrictions implemented to fight the pandemic. We eliminated Darden on our belief it will take longer for some restaurants to fully recover from the pandemic.

Information Technology and Industrials Aided Performance

In the information technology sector, stock selection in IT services helped performance. The stock price of PayPal Holdings, the leader in online payments, continued to benefit from the increasing demand for digital transactions, a secular trend that has been aided by stay-at-home restrictions during the pandemic. Cloud computing firm Fastly was a key contributor. The company provides a variety of services, including a content delivery network that allows companies to cache data and other content that can then be retrieved by end users. Fastly benefited from the stay-at-home environment. Chipmaker NVIDIA reported solid results and guidance due to strength in its data center and gaming businesses. The data center business is being driven by the launch of new products that are based on a new architecture and a leading process node, which has driven better price/performance per chip. The company also announced the proposed acquisition of ARM Holdings, which has the ability to broaden NVIDIA’s reach in semiconductors. Microsoft was a key contributor. The software giant was buoyed by the breadth of its businesses, its transition to a subscription model and strength in its cloud division.

Stock decisions among aerospace and defense companies and an underweight allocation to the industry benefited relative performance in the industrials sector. Our lighter exposure to The Boeing Co. aided results as the airplane manufacturer and defense contractor was hurt by the sharply reduced air travel, which curtailed demand for its planes. It also faced continuing difficulties with safety issues with its 737 MAX airplane. We eliminated Boeing during the first quarter of 2020.

Other top contributors included Amazon. The retailer continued to benefit from the shift of consumer spending trends toward online purchasing. This is especially important for Amazon’s progress with consumables, including grocery and fresh foods, which has been a slower area of progress. Amazon could also benefit from potential rising demand for more cloud usage.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

At period-end, our largest sector allocation relative to the benchmark was information technology. The largest underweight was health care.

5

Fund Characteristics

DECEMBER 31, 2020
Top Ten Holdings	% of net assets
Microsoft Corp.	11.2%
Apple, Inc.	9.2%
Amazon.com, Inc.	8.6%
Alphabet, Inc., Class A	6.1%
Visa, Inc., Class A	4.8%
PayPal Holdings, Inc.	3.4%
NVIDIA Corp.	3.0%
Facebook, Inc., Class A	2.3%
UnitedHealth Group, Inc.	2.1%
Procter & Gamble Co. (The)	2.0%

Top Five Industries	% of net assets
Software	17.0%
IT Services	10.0%
Internet and Direct Marketing Retail	9.7%
Technology Hardware, Storage and Peripherals	9.2%
Interactive Media and Services	9.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Exchange-Traded Funds	0.3%
Total Equity Exposure	99.8%
Temporary Cash Investments	0.1%
Temporary Cash Investments - Securities Lending Collateral	1.0%
Other Assets and Liabilities	(0.9)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1) 7/1/20 - 12/31/20	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,222.10	$4.52	0.81%
Class II	$1,000	$1,221.20	$5.36	0.96%
Hypothetical
Class I	$1,000	$1,021.06	$4.12	0.81%
Class II	$1,000	$1,020.31	$4.88	0.96%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2020

	Shares	Value
COMMON STOCKS — 99.5%
Air Freight and Logistics — 0.8%
United Parcel Service, Inc., Class B	247	$41,594
Auto Components — 1.3%
Aptiv plc	543	70,748
Automobiles — 1.9%
Tesla, Inc.(1)	138	97,382
Biotechnology — 3.2%
Amgen, Inc.	387	88,979
CRISPR Therapeutics AG(1)	155	23,732
Vertex Pharmaceuticals, Inc.(1)	227	53,649
		166,360
Building Products — 1.1%
Masco Corp.	825	45,317
Trex Co., Inc.(1)	168	14,065
		59,382
Capital Markets — 1.5%
S&P Global, Inc.	235	77,252
Electrical Equipment — 1.6%
Ballard Power Systems, Inc.(1)(2)	1,073	25,108
Generac Holdings, Inc.(1)	82	18,648
Rockwell Automation, Inc.	171	42,888
		86,644
Electronic Equipment, Instruments and Components — 2.0%
CDW Corp.	183	24,118
Cognex Corp.	444	35,647
Keysight Technologies, Inc.(1)	339	44,778
		104,543
Entertainment — 2.2%
Liberty Media Corp.-Liberty Formula One, Class C(1)	421	17,935
Take-Two Interactive Software, Inc.(1)	174	36,155
Walt Disney Co. (The)(1)	336	60,877
		114,967
Equity Real Estate Investment Trusts (REITs) — 1.3%
SBA Communications Corp.	245	69,122
Food Products — 1.4%
Beyond Meat, Inc.(1)(2)	77	9,625
Mondelez International, Inc., Class A	1,033	60,400
Vital Farms, Inc.(1)	208	5,264
		75,289
Health Care Equipment and Supplies — 2.7%
DexCom, Inc.(1)	81	29,947
Edwards Lifesciences Corp.(1)	278	25,362
IDEXX Laboratories, Inc.(1)	48	23,994
Insulet Corp.(1)	53	13,548
Intuitive Surgical, Inc.(1)	60	49,086
		141,937
8

	Shares	Value
Health Care Providers and Services — 2.5%
Quest Diagnostics, Inc.	136	$16,207
UnitedHealth Group, Inc.	322	112,919
		129,126
Health Care Technology — 0.6%
Teladoc Health, Inc.(1)(2)	101	20,196
Veeva Systems, Inc., Class A(1)	50	13,612
		33,808
Hotels, Restaurants and Leisure — 1.6%
Chipotle Mexican Grill, Inc.(1)	38	52,695
Domino's Pizza, Inc.	79	30,293
		82,988
Household Products — 2.0%
Procter & Gamble Co. (The)	771	107,277
Insurance — 0.9%
Progressive Corp. (The)	323	31,938
Root, Inc., Class A(1)(2)	213	3,346
SelectQuote, Inc.(1)	560	11,620
		46,904
Interactive Media and Services — 9.0%
Alphabet, Inc., Class A(1)	184	322,486
Facebook, Inc., Class A(1)	449	122,649
Twitter, Inc.(1)	556	30,107
		475,242
Internet and Direct Marketing Retail — 9.7%
Amazon.com, Inc.(1)	139	452,713
Chewy, Inc., Class A(1)(2)	233	20,945
Expedia Group, Inc.	288	38,131
		511,789
IT Services — 10.0%
Fastly, Inc., Class A(1)(2)	282	24,638
Okta, Inc.(1)	89	22,629
PayPal Holdings, Inc.(1)	755	176,821
Shopify, Inc., Class A(1)	11	12,451
Twilio, Inc., Class A(1)	60	20,310
VeriSign, Inc.(1)	74	16,014
Visa, Inc., Class A	1,145	250,446
		523,309
Life Sciences Tools and Services — 1.2%
10X Genomics, Inc., Class A(1)	106	15,010
Adaptive Biotechnologies Corp.(1)	366	21,641
Agilent Technologies, Inc.	151	17,892
Repligen Corp.(1)	51	9,773
		64,316
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	119	31,677
Pharmaceuticals — 2.2%
Merck & Co., Inc.	345	28,221
Novo Nordisk A/S, B Shares	781	54,627
Zoetis, Inc.	204	33,762
		116,610
9

	Shares	Value
Road and Rail — 1.4%
Lyft, Inc., Class A(1)	566	$27,808
Union Pacific Corp.	219	45,600
		73,408
Semiconductors and Semiconductor Equipment — 7.8%
Advanced Micro Devices, Inc.(1)	597	54,751
Analog Devices, Inc.	245	36,194
ASML Holding NV	172	83,121
Broadcom, Inc.	171	74,872
NVIDIA Corp.	305	159,271
		408,209
Software — 17.0%
Datadog, Inc., Class A(1)	225	22,149
DocuSign, Inc.(1)	89	19,785
Microsoft Corp.	2,645	588,301
PagerDuty, Inc.(1)	796	33,193
salesforce.com, Inc.(1)	346	76,995
Slack Technologies, Inc., Class A(1)	499	21,078
Splunk, Inc.(1)	238	40,434
Workday, Inc., Class A(1)	112	26,836
Zendesk, Inc.(1)	437	62,544
		891,315
Specialty Retail — 1.0%
Home Depot, Inc. (The)	84	22,312
TJX Cos., Inc. (The)	482	32,916
		55,228
Technology Hardware, Storage and Peripherals — 9.2%
Apple, Inc.	3,637	482,594
Textiles, Apparel and Luxury Goods — 1.8%
NIKE, Inc., Class B	651	92,097
TOTAL COMMON STOCKS (Cost $2,303,772)		5,231,117
EXCHANGE-TRADED FUNDS — 0.3%
iShares Russell 1000 Growth ETF (Cost $9,446)	62	14,951
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.75%, 11/30/23 - 11/15/43, valued at $2,911), in a joint trading account at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $2,852)		2,852
State Street Institutional U.S. Government Money Market Fund, Premier Class	3	3
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,855)		2,855
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $55,261)	55,261	55,261
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $2,371,334)		5,304,184
OTHER ASSETS AND LIABILITIES — (0.9)%		(48,683)
TOTAL NET ASSETS — 100.0%		$5,255,501

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	68,639	EUR	55,900	Credit Suisse AG	3/31/21	$217
USD	1,994	EUR	1,630	Credit Suisse AG	3/31/21	(1)
						$216

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $103,858. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $107,227, which includes securities collateral of $51,966.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2020
Assets
Investment securities, at value (cost of $2,316,073) — including $103,858 of securities on loan	$5,248,923
Investment made with cash collateral received for securities on loan, at value (cost of $55,261)	55,261
Total investment securities, at value (cost of $2,371,334)	5,304,184
Receivable for investments sold	12,528
Unrealized appreciation on forward foreign currency exchange contracts	217
Dividends and interest receivable	571
Securities lending receivable	33
5,317,533

Liabilities
Disbursements in excess of demand deposit cash	79
Payable for collateral received for securities on loan	55,261
Payable for investments purchased	2,306
Payable for capital shares redeemed	212
Unrealized depreciation on forward foreign currency exchange contracts	1
Accrued management fees	3,065
Distribution fees payable	1,108
62,032

Net Assets	$5,255,501

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,402,396
Distributable earnings	3,853,105
$5,255,501

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$11,689	559	$20.91
Class II, $0.01 Par Value	$5,243,812	251,266	$20.87

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $485)	$43,956
Securities lending, net	381
Interest	51
44,388

Expenses:
Management fees	47,064
Distribution fees - Class II	13,048
Directors' fees and expenses	166
Other expenses	382
60,660
Fees waived(1)	(10,678)
49,982

Net investment income (loss)	(5,594)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	958,625
Forward foreign currency exchange contract transactions	(5,580)
Foreign currency translation transactions	(26)
953,019

Change in net unrealized appreciation (depreciation) on:
Investments	600,449
Forward foreign currency exchange contracts	535
600,984

Net realized and unrealized gain (loss)	1,554,003

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,548,409

(1)Amount consists of $19 and $10,659 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Increase (Decrease) in Net Assets	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$(5,594)	$14,303
Net realized gain (loss)	953,019	373,882
Change in net unrealized appreciation (depreciation)	600,984	1,186,577
Net increase (decrease) in net assets resulting from operations	1,548,409	1,574,762

Distributions to Shareholders
From earnings:
Class I	(597)	(834)
Class II	(377,935)	(621,750)
Decrease in net assets from distributions	(378,532)	(622,584)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,502,276)	(57,842)

Net increase (decrease) in net assets	(332,399)	894,336

Net Assets
Beginning of period	5,587,900	4,693,564
End of period	$5,255,501	$5,587,900

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2020

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$55,261	—	—	—	$55,261
Gross amount of recognized liabilities for securities lending transactions					$55,261
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2020 through July 31, 2020, the investment advisor agreed to waive 0.20% of the fund's management fee. Effective August 1, 2020, the investment advisor agreed to waive 0.21% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

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The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2020 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	1.00%	0.80%
Class II	0.90%	0.70%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,539 and $75,859, respectively. The effect of interfund transactions on the Statement of Operations was $763 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2020 were $2,465,480 and $4,346,379, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	41	$800	—	—
Issued in reinvestment of distributions	47	597	58	$834
	88	1,397	58	834
Class II/Shares Authorized	50,000,000		50,000,000
Sold	19,373	346,969	30,112	456,905
Issued in reinvestment of distributions	29,735	377,935	42,998	621,750
Redeemed	(125,695)	(2,228,577)	(72,812)	(1,137,331)
	(76,587)	(1,503,673)	298	(58,676)
Net increase (decrease)	(76,499)	$(1,502,276)	356	$(57,842)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,093,369	$137,748	—
Exchange-Traded Funds	14,951	—	—
Temporary Cash Investments	3	2,852	—
Temporary Cash Investments - Securities Lending Collateral	55,261	—	—
	$5,163,584	$140,600	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$217	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $84,632.

The value of foreign currency risk derivative instruments as of December 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $217 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(5,580) in net realized gain (loss) on forward foreign currency exchange contract transactions and $535 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$36,258	$55,415
Long-term capital gains	$342,274	$567,169

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,387,169
Gross tax appreciation of investments	$2,935,665
Gross tax depreciation of investments	(18,650)
Net tax appreciation (depreciation) of investments	$2,917,015
Undistributed ordinary income	$36,514
Accumulated long-term gains	$899,576
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2020	$17.05	0.01	5.11	5.12	(0.07)	(1.19)	(1.26)	$20.91	34.87%	0.81%	1.01%	0.04%	(0.16)%	48%	$12
2019	$14.34	0.07	4.66	4.73	(0.06)	(1.96)	(2.02)	$17.05	35.48%	0.81%	1.00%	0.43%	0.24%	52%	$8
2018	$14.87	0.05	(0.24)	(0.19)	(0.04)	(0.30)	(0.34)	$14.34	(1.36)%	0.82%	1.00%	0.28%	0.10%	63%	$6
2017	$13.27	0.05	3.84	3.89	(0.12)	(2.17)	(2.29)	$14.87	30.38%	0.84%	1.01%	0.35%	0.18%	60%	$150
2016	$12.76	0.09	0.46	0.55	—	(0.04)	(0.04)	$13.27	4.35%	0.85%	1.01%	0.76%	0.60%	69%	$191
Class II
2020	$17.02	(0.02)	5.12	5.10	(0.06)	(1.19)	(1.25)	$20.87	34.67%	0.96%	1.16%	(0.11)%	(0.31)%	48%	$5,244
2019	$14.31	0.04	4.67	4.71	(0.04)	(1.96)	(2.00)	$17.02	35.33%	0.96%	1.15%	0.28%	0.09%	52%	$5,580
2018	$14.85	0.02	(0.24)	(0.22)	(0.02)	(0.30)	(0.32)	$14.31	(1.59)%	0.97%	1.15%	0.13%	(0.05)%	63%	$4,688
2017	$13.25	0.03	3.84	3.87	(0.10)	(2.17)	(2.27)	$14.85	30.22%	0.99%	1.16%	0.20%	0.03%	60%	$5,363
2016	$12.76	0.08	0.45	0.53	—	(0.04)	(0.04)	$13.25	4.20%	1.00%	1.16%	0.61%	0.45%	69%	$5,018

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Growth Fund of the American Century Variable Portfolios, Inc. as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $36,258, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $342,274, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2020.

The fund hereby designates $19,471 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2020.
27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91447 2102

Annual Report

December 31, 2020

VP International Fund
Class I (AVIIX)
Class II (ANVPX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIIX	25.88%	11.17%	7.75%	5/1/94
MSCI EAFE Index	—	7.82%	7.44%	5.50%	—
MSCI EAFE Growth Index	—	18.29%	10.49%	7.50%	—
Class II	ANVPX	25.65%	11.01%	7.58%	8/15/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2020
Class I — $21,106

MSCI EAFE Index —$17,096

MSCI EAFE Growth Index — $20,631

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.37%	1.52%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary

VP International gained 25.88%* for the fiscal year ended December 31, 2020. The fund outperformed its benchmark, the MSCI EAFE Index, which returned 7.82% for the same period.

The COVID-19 pandemic precipitated a health and economic crisis that plunged non-U.S. equities into bear market territory in the first quarter of 2020 as global supply chains were disrupted and lockdowns brought global demand to a halt. Our focus on firms with sustainable growth tied to company-specific structural or secular drivers rather than those levered to the economic cycle helped the portfolio weather the downturn. Stocks roared back amid record amounts of fiscal and monetary stimulus and earnings results that exceeded overly pessimistic expectations. Volatility persisted in the second half of the year, albeit less extreme, as the global economy recovered amid concerns about a second wave of the pandemic and the U.S. elections. Toward the end of the reporting period, progress on multiple coronavirus vaccines fueled investor optimism over the potential for a return to more normal economic activity in 2021 and drove strong gains among non-U.S. equities.

Stock selection across a broad range of sectors propelled the fund’s outperformance, including information technology, financials, energy, consumer discretionary and health care, while materials positioning and consumer staples holdings detracted modestly. From a geographic perspective, Japan-based holdings benefited returns as did stock selection in the U.K. and Europe and positioning in China.

Stock Selection Key to Outperformance

A diverse array of information technology holdings fueled the fund’s outperformance. Payment processor Adyen gained on strong earnings amid the acceleration of beneficial trends, such as the shift from cash to card payments and rise of online shopping. Shopify’s stock also advanced on new customer growth and pandemic-driven e-commerce trends as its online store platform and services helped merchants quickly adapt to selling online. Semiconductor manufacturer Infineon Technologies experienced sharp earnings acceleration driven by recovery in automobile manufacturing and the shift to electric and hybrid vehicles.

Among financials, our disciplined selection process resulted in an underweight position relative to the benchmark in banks, which proved beneficial as low interest rates constrained banks’ earnings and hampered stock performance. Portfolio holding London Stock Exchange Group benefited from synergies related to the Refinitiv acquisition and the shift in its business model to subscription-based data services.

Our focus on sustainable earnings growth also kept us away from most traditional oil and gas energy stocks. However, our selective investment in Neste, a leading producer of renewable diesel and jet fuel, ranked among the top individual contributors to performance. Demand for renewable diesel fuel in Europe continued to rise, supported by government mandates, and Neste has expanded capacity. A plan to eliminate palm oil from its feedstocks by 2025 strengthened Neste’s environmental, social and governance profile.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Online apparel retailer ASOS, one of the fund’s top individual performers, drove a large portion of the consumer discretionary contribution. The stock advanced sharply propelled by strong reported results. ASOS benefited from improved consumer spending trends and the ongoing shift to online shopping. Sales increased amid higher demand, and profitability improved with a lower rate of returned orders.

Health care contributors included Lonza Group, a contract manufacturer of drugs and specialty ingredients for the pharmaceuticals and biotechnology industries. The company reported strong results driven by continued demand for outsourced manufacturing services by pharmaceuticals and biotechnology firms. In addition, the stock reacted positively to Lonza’s deal to manufacture the majority of Moderna’s COVID-19 vaccine.

Among individual contributors, Cellnex Telecom showed significant strength. Substantial cell tower acquisition activity drove large increases in the firm’s revenue and earnings. Cellnex also saw robust customer activity with a rise in sites and new tenants in all its regions.

On the downside, Melrose Industries detracted from the fund’s performance. The turnaround specialist’s stock fell on significant weakness in the automotive and aerospace markets. A highly leveraged balance sheet raised potential liquidity concerns, and extreme end-market demand pressures reduced prospects for near-term earnings growth from synergies related to its acquisition of GKN. We sold the stock.

Portfolio Positioning

We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. This year has been volatile and one where we have had multiple pivots in our outlook due to COVID-19. While uncertainties remain over the current surge in coronavirus cases and additional lockdowns, we believe the delivery of effective vaccines is a game-changer along with other factors that weighed on sentiment simultaneously moving away, such as the U.S. election and the Brexit trade deal. We think that distribution of the vaccine coupled with the massive amounts of fiscal and monetary stimulus could lead to a strong, synchronized global earnings recovery that is not fully reflected in analysts’ expectations. While we continue to own companies benefiting from paradigm shifts in behavior, we have transitioned part of the portfolio to areas where we anticipate stronger earnings recovery. We have added several names that should benefit from an acceleration in cyclical activity as economies reopen. Information technology remains the portfolio’s largest overweight and is broadly diversified with exposure to varied end markets, including 5G, automobiles, factory automation and digital solutions. Our bottom-up stock selection continues to lead to an underweight in consumer staples.

Europe remains the portfolio’s largest regional exposure. We slightly reduced our emerging markets exposure during the period, but we continue to find opportunities. In our view, a weakening U.S. dollar, positive vaccine outlook, improving global trade relations and the lessening of uncertainties around the U.S. elections and Brexit should all act as tailwinds for emerging markets companies as economies reopen.

5

Fund Characteristics

DECEMBER 31, 2020
Top Ten Holdings	% of net assets
Infineon Technologies AG	2.2%
LVMH Moet Hennessy Louis Vuitton SE	2.2%
Murata Manufacturing Co. Ltd.	2.1%
ASML Holding NV	2.1%
AIA Group Ltd.	1.9%
Recruit Holdings Co. Ltd.	1.9%
Keyence Corp.	1.8%
Schneider Electric SE	1.8%
CSL Ltd.	1.8%
Adyen NV	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.4%
Temporary Cash Investments - Securities Lending Collateral	0.2%
Other Assets and Liabilities	(0.2)%

Investments by Country	% of net assets
France	17.5%
Japan	15.9%
United Kingdom	9.6%
Germany	7.4%
Switzerland	5.6%
Denmark	5.6%
Spain	4.9%
Sweden	4.3%
Netherlands	3.8%
Canada	3.6%
Hong Kong	3.4%
China	3.1%
Ireland	2.8%
Australia	2.3%
Other Countries	9.8%
Cash and Equivalents*	0.4%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1) 7/1/20 - 12/31/20	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,269.10	$5.70	1.00%
Class II	$1,000	$1,268.70	$6.56	1.15%
Hypothetical
Class I	$1,000	$1,020.11	$5.08	1.00%
Class II	$1,000	$1,019.36	$5.84	1.15%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2020

	Shares	Value
COMMON STOCKS — 99.6%
Australia — 2.3%
Atlassian Corp. plc, Class A(1)	5,510	$1,288,624
CSL Ltd.	18,110	3,957,172
		5,245,796
Belgium — 1.6%
KBC Group NV(1)	51,360	3,599,684
Brazil — 1.2%
Localiza Rent a Car SA	65,800	875,125
Magazine Luiza SA	356,048	1,712,258
		2,587,383
Canada — 3.6%
Alimentation Couche-Tard, Inc., B Shares	35,000	1,192,788
Canada Goose Holdings, Inc.(1)(2)	41,870	1,244,686
Canadian Pacific Railway Ltd.(2)	6,870	2,382,993
Element Fleet Management Corp.	209,890	2,206,244
Shopify, Inc., Class A(1)	930	1,050,128
		8,076,839
China — 3.1%
Alibaba Group Holding Ltd., ADR(1)	4,870	1,133,395
ANTA Sports Products Ltd.	62,000	983,839
GDS Holdings Ltd., ADR(1)	14,990	1,403,664
Huazhu Group Ltd., ADR	29,200	1,314,876
Tencent Holdings Ltd.	28,700	2,097,029
		6,932,803
Denmark — 5.6%
Carlsberg A/S, B Shares	17,200	2,757,472
DSV Panalpina A/S	16,817	2,814,413
Novo Nordisk A/S, B Shares	43,360	3,032,836
Orsted AS	8,640	1,767,094
Vestas Wind Systems A/S	9,150	2,165,565
		12,537,380
Finland — 1.6%
Neste Oyj	48,530	3,505,779
France — 17.5%
Air Liquide SA	19,600	3,216,923
Airbus SE(1)	16,980	1,865,243
Arkema SA	19,270	2,202,618
Capgemini SE	19,530	3,028,539
Dassault Systemes SE	9,790	1,988,772
Edenred	52,977	3,005,878
Iliad SA	5,850	1,201,781
LVMH Moet Hennessy Louis Vuitton SE	7,810	4,879,928
Peugeot SA(1)	110,090	3,012,849
Safran SA(1)	22,460	3,185,287
Schneider Electric SE	27,600	3,992,216
Teleperformance	8,100	2,686,062
Valeo SA	93,210	3,681,223
8

	Shares	Value
Vivendi SA	37,970	$1,224,479
		39,171,798
Germany — 7.4%
adidas AG(1)	2,510	913,716
Daimler AG	34,290	2,421,281
Infineon Technologies AG	128,063	4,914,630
Knorr-Bremse AG	21,742	2,961,822
Muenchener Rueckversicherungs-Gesellschaft AG	6,910	2,046,473
Puma SE(1)	28,320	3,193,067
		16,450,989
Hong Kong — 3.4%
AIA Group Ltd.	347,200	4,276,694
Sands China Ltd.	227,200	998,684
Techtronic Industries Co. Ltd.	160,000	2,290,908
		7,566,286
India — 1.2%
HDFC Bank Ltd.(1)	135,420	2,667,497
Indonesia — 0.6%
Bank Central Asia Tbk PT	562,100	1,354,347
Ireland — 2.8%
ICON plc(1)	7,200	1,403,856
Kerry Group plc, A Shares	14,930	2,162,838
Ryanair Holdings plc, ADR(1)	25,210	2,772,596
		6,339,290
Italy — 1.1%
Ferrari NV	10,240	2,367,926
Japan — 15.9%
Daifuku Co. Ltd.	11,200	1,386,291
FANUC Corp.	11,400	2,806,878
Hoya Corp.	21,100	2,916,633
Keyence Corp.	7,300	4,108,311
Kobe Bussan Co. Ltd.	37,600	1,160,578
MonotaRO Co. Ltd.	39,300	1,998,258
Murata Manufacturing Co. Ltd.	53,100	4,782,247
Obic Co. Ltd.	9,800	1,970,929
Olympus Corp.	79,100	1,731,508
Pan Pacific International Holdings Corp.	86,500	1,998,053
Recruit Holdings Co. Ltd.	101,200	4,244,684
Sony Corp.	37,600	3,780,442
Terumo Corp.	49,400	2,066,139
Workman Co. Ltd.	7,000	597,433
		35,548,384
Mexico — 0.4%
Cemex SAB de CV, ADR(1)	184,430	953,503
Netherlands — 3.8%
Adyen NV(1)	1,688	3,927,821
ASML Holding NV	9,560	4,619,985
		8,547,806
Singapore — 0.5%
Sea Ltd., ADR(1)	6,090	1,212,215
Spain — 4.9%
Amadeus IT Group SA	44,526	3,223,582
9

	Shares	Value
CaixaBank SA	517,790	$1,330,604
Cellnex Telecom SA	42,491	2,550,914
Iberdrola SA	273,051	3,905,053
		11,010,153
Sweden — 4.3%
Atlas Copco AB, A Shares	41,650	2,130,012
Epiroc AB, A Shares	24,310	441,899
Hexagon AB, B Shares	42,880	3,904,802
Telefonaktiebolaget LM Ericsson, B Shares	258,390	3,064,286
		9,540,999
Switzerland — 5.6%
Lonza Group AG	5,350	3,436,120
Novartis AG	15,680	1,480,988
Partners Group Holding AG	2,290	2,674,930
Sika AG	10,241	2,795,815
Zurich Insurance Group AG	5,190	2,199,734
		12,587,587
Taiwan — 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	146,000	2,742,096
Thailand — 0.4%
Kasikornbank PCL, NVDR	227,900	859,710
United Kingdom — 9.6%
Ashtead Group plc	51,850	2,439,995
ASOS plc(1)	40,558	2,657,485
Associated British Foods plc(1)	58,890	1,824,573
AstraZeneca plc	36,630	3,659,666
Carnival plc	71,150	1,325,079
Ferguson plc	13,810	1,679,448
Halma plc	30,730	1,029,660
London Stock Exchange Group plc	26,350	3,248,030
Ocado Group plc(1)	24,025	752,810
Whitbread plc(1)	67,320	2,856,322
		21,473,068
TOTAL COMMON STOCKS (Cost $138,694,293)		222,879,318
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.75%, 11/30/23 - 11/15/43, valued at $401,136), in a joint trading account at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $392,957)		392,954
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 5/15/50, valued at $499,833), at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $490,003)		490,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	391	391
TOTAL TEMPORARY CASH INVESTMENTS (Cost $883,345)		883,345
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $508,560)	508,560	508,560
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $140,086,198)		224,271,223
OTHER ASSETS AND LIABILITIES — (0.2)%		(513,856)
TOTAL NET ASSETS — 100.0%		$223,757,367
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MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	21.9%
Information Technology	20.6%
Consumer Discretionary	19.0%
Financials	11.9%
Health Care	10.4%
Materials	4.0%
Consumer Staples	4.0%
Communication Services	3.6%
Utilities	2.6%
Energy	1.6%
Cash and Equivalents*	0.4%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,819,681. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,989,822, which includes securities collateral of $2,481,262.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2020
Assets
Investment securities, at value (cost of $139,577,638) — including $2,819,681 of securities on loan	$223,762,663
Investment made with cash collateral received for securities on loan, at value (cost of $508,560)	508,560
Total investment securities, at value (cost of $140,086,198)	224,271,223
Receivable for capital shares sold	24,029
Dividends and interest receivable	408,552
Securities lending receivable	1,019
Other assets	11,028
224,715,851

Liabilities
Payable for collateral received for securities on loan	508,560
Payable for capital shares redeemed	137,668
Accrued management fees	179,089
Distribution fees payable	10,033
Accrued foreign taxes	110,634
Accrued other expenses	12,500
958,484

Net Assets	$223,757,367

Net Assets Consist of:
Capital (par value and paid-in surplus)	$133,391,091
Distributable earnings	90,366,276
$223,757,367

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$175,606,201	12,456,763	$14.10
Class II, $0.01 Par Value	$48,151,166	3,421,346	$14.07

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $264,717)	$2,185,173
Securities lending, net	35,569
Interest	5,590
2,226,332

Expenses:
Management fees	2,447,077
Distribution fees - Class II	100,476
Directors' fees and expenses	5,812
Other expenses	15,734
2,569,099
Fees waived(1)	(671,852)
1,897,247

Net investment income (loss)	329,085

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,086,895
Foreign currency translation transactions	(34,630)
6,052,265

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(84,116))	39,123,551
Translation of assets and liabilities in foreign currencies	22,533
39,146,084

Net realized and unrealized gain (loss)	45,198,349

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,527,434

(1)Amount consists of $524,990 and $146,862 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Increase (Decrease) in Net Assets	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$329,085	$842,097
Net realized gain (loss)	6,052,265	2,570,089
Change in net unrealized appreciation (depreciation)	39,146,084	39,002,601
Net increase (decrease) in net assets resulting from operations	45,527,434	42,414,787

Distributions to Shareholders
From earnings:
Class I	(2,664,308)	(7,985,011)
Class II	(743,306)	(2,409,637)
Decrease in net assets from distributions	(3,407,614)	(10,394,648)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,683,549)	(2,002,123)

Net increase (decrease) in net assets	39,436,271	30,018,016

Net Assets
Beginning of period	184,321,096	154,303,080
End of period	$223,757,367	$184,321,096

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2020

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$508,560	—	—	—	$508,560
Gross amount of recognized liabilities for securities lending transactions					$508,560

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2020 through July 31, 2020, the investment advisor agreed to waive 0.37% of the fund’s management fee. Effective August 1, 2020, the investment advisor agreed to waive 0.36% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

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The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2020 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	1.00% to 1.50%	1.35%	0.99%
Class II	0.90% to 1.40%	1.25%	0.89%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2020 were $108,613,032 and $114,645,744, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	2,026,375	$23,101,939	1,616,656	$16,877,871
Issued in reinvestment of distributions	316,051	2,664,308	793,739	7,985,011
Redeemed	(2,327,313)	(26,433,902)	(2,269,126)	(23,793,001)
	15,113	(667,655)	141,269	1,069,881
Class II/Shares Authorized	100,000,000		100,000,000
Sold	319,855	3,756,589	258,214	2,723,015
Issued in reinvestment of distributions	88,174	743,306	239,527	2,409,637
Redeemed	(576,948)	(6,515,789)	(782,139)	(8,204,656)
	(168,919)	(2,015,894)	(284,398)	(3,072,004)
Net increase (decrease)	(153,806)	$(2,683,549)	(143,129)	$(2,002,123)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$1,288,624	$3,957,172	—
China	3,851,935	3,080,868	—
Ireland	4,176,452	2,162,838	—
Mexico	953,503	—	—
Singapore	1,212,215	—	—
Other Countries	—	202,195,711	—
Temporary Cash Investments	391	882,954	—
Temporary Cash Investments - Securities Lending Collateral	508,560	—	—
	$11,991,680	$212,279,543	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

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8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$816,476	$1,432,048
Long-term capital gains	$2,591,138	$8,962,600

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$140,601,971
Gross tax appreciation of investments	$84,178,790
Gross tax depreciation of investments	(509,538)
Net tax appreciation (depreciation) of investments	83,669,252
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(94,405)
Net tax appreciation (depreciation)	$83,574,847
Undistributed ordinary income	$293,544
Accumulated long-term gains	$6,497,885

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2020	$11.50	0.02	2.81	2.83	(0.06)	(0.17)	(0.23)	$14.10	25.88%	1.00%	1.36%	0.21%	(0.15)%	59%	$175,606
2019	$9.54	0.05	2.56	2.61	(0.09)	(0.56)	(0.65)	$11.50	28.42%	1.03%	1.37%	0.52%	0.18%	65%	$143,094
2018	$12.18	0.09	(1.79)	(1.70)	(0.15)	(0.79)	(0.94)	$9.54	(15.22)%	1.04%	1.37%	0.78%	0.45%	66%	$117,384
2017	$9.37	0.09	2.81	2.90	(0.09)	—	(0.09)	$12.18	31.21%	1.09%	1.35%	0.81%	0.55%	58%	$153,123
2016	$10.02	0.08	(0.63)	(0.55)	(0.10)	—	(0.10)	$9.37	(5.50)%	1.10%	1.37%	0.87%	0.60%	71%	$160,668
Class II
2020	$11.48	0.01	2.79	2.80	(0.04)	(0.17)	(0.21)	$14.07	25.65%	1.15%	1.51%	0.06%	(0.30)%	59%	$48,151
2019	$9.53	0.04	2.55	2.59	(0.08)	(0.56)	(0.64)	$11.48	28.14%	1.18%	1.52%	0.37%	0.03%	65%	$41,227
2018	$12.16	0.07	(1.78)	(1.71)	(0.13)	(0.79)	(0.92)	$9.53	(15.29)%	1.19%	1.52%	0.63%	0.30%	66%	$36,919
2017	$9.36	0.06	2.82	2.88	(0.08)	—	(0.08)	$12.16	30.93%	1.24%	1.50%	0.66%	0.40%	58%	$46,223
2016	$10.00	0.07	(0.62)	(0.55)	(0.09)	—	(0.09)	$9.36	(5.55)%	1.25%	1.52%	0.72%	0.45%	71%	$38,746

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP International Fund of the American Century Variable Portfolios, Inc. as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $2,591,138, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2020.

For the fiscal year ended December 31, 2020, the fund intends to pass through to shareholders foreign source income of $2,395,449 and foreign taxes paid of $191,390, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31, 2020 are $0.1509 and $0.0121, respectively.
26

Notes

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91441 2102

Annual Report

December 31, 2020

VP Large Company Value Fund
Class I (AVVIX)
Class II (AVVTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVVIX	2.62%	9.01%	9.94%	12/1/04
Russell 1000 Value Index	—	2.80%	9.73%	10.49%	—
S&P 500 Index	—	18.40%	15.20%	13.87%	—
Class II	AVVTX	2.49%	8.85%	9.78%	10/29/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2020
Class I — $25,821

Russell 1000 Value Index — $27,148

S&P 500 Index — $36,700

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Phillip N. Davidson, Brian Woglom and Philip Sundell
Performance Summary

VP Large Company Value returned 2.49%* for the 12 months ended December 31, 2020. The fund’s benchmark, the Russell 1000 Value Index, returned 2.80% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

The portfolio’s underweight and stock selection in the materials and consumer discretionary sectors detracted from relative performance. Security selection in financials also weighed on results. Conversely, health care was an area of strength, due in part to our overweight in the sector relative to the benchmark. In addition, several of our health care holdings outperformed. Strong security selection in the information technology, consumer staples and industrials sectors also positively impacted performance.

Materials and Consumer Discretionary Detracted

Our underweight and lack of exposure to several benchmark names in the materials and consumer discretionary sectors detracted from performance. While cyclical areas of the market, including many materials and consumer discretionary stocks, underperformed at the onset of the COVID-19 pandemic, they later outperformed as the economy began to reopen. In addition, during the fourth quarter, hopes for economic reopening led investors away from defensive sectors and toward more cyclical areas of the market.

In the financials sector, several of our bank holdings weighed on returns, including PNC Financial Services Group. The company was negatively impacted by low interest rates and deteriorating economic conditions. We exited our position in PNC after the company announced its acquisition of BBVA USA Bancshares. While the deal fits with PNC’s national expansion goal, we think PNC offered too high a price, and the acquisition could negatively impact PNC’s earnings.

Welltower, a health care real estate investment trust, was another notable detractor. Welltower primarily invests in senior housing and related health care facilities. The company experienced an outsize impact from COVID-19. The absence of new move-ins caused occupancy to decline. Also, coronavirus measures increased operating expenses, and Welltower cut its dividend. We exited our position in the stock.

While stock selection in the energy sector was positive overall, our position in Schlumberger, a large oil field services company, hindered the portfolio’s returns. The sharp decrease in economic activity brought about by the coronavirus pandemic led to lower oil and gas prices. In turn, Schlumberger’s customers aggressively reduced spending, and investors questioned the sustainability of the company’s dividend. We eliminated our position in Schlumberger given the possible dividend cut and potential impairment of earnings.

Strong Security Selection Across Multiple Sectors

Some of the portfolio’s top individual contributors during the year were health care holdings, including Hologic, Quest Diagnostics and Pfizer. Hologic, a medical device company, outperformed due to significant sales for a new COVID-19 test that captures three times the revenue of its core

*All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

diagnostics tests with better gross margins. Clinical laboratory company Quest benefited from the surge in COVID-19 testing. We trimmed our position in Quest as the stock appreciated. Furthermore, Pfizer, a pharmaceutical company, held up relatively well during the market sell-off in the spring, driven by inelastic demand for its pharmaceutical products and vaccines. Later in the year, the stock rallied following positive news regarding its COVID-19 vaccine. We trimmed our position on strength in Pfizer’s stock price.

Within the information technology sector, Oracle was a notable contributor. The software company’s stock outperformed as Oracle’s recurring revenue model helped support earnings during the COVID-19 pandemic. We believe Oracle has an opportunity to grow its application and autonomous database businesses as the company continues to transition from a license to a subscription model.

Several of our consumer staples holdings outperformed as pandemic concerns led to an increase in demand for stay-at-home goods. Key contributors included Colgate-Palmolive Co., a household and personal goods company, and Koninklijke Ahold Delhaize, a Netherlands-based supermarket conglomerate. We trimmed both positions following the strong stock performance.

The industrials sector was another area of strength, driven by our positions in United Parcel Service and Siemens. The pandemic caused a surge in e-commerce and parcel demand, resulting in constrained supply and increased pricing power for parcel carriers like UPS. As a result, the stock significantly outperformed, leading us to exit our position on valuation. Siemens, an industrial conglomerate, delivered solid financial results, accelerated its cost-cutting actions and spun off its energy division.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

Our bottom-up investment process has led us to higher-quality health care companies with attractive risk/reward profiles, particularly in the health care equipment and supplies industry. We have also found attractive investments in pharmaceuticals, as many companies in that industry are relatively insulated from the negative impact of COVID-19. We have also identified a number of higher-quality companies that offer attractive valuations in the consumer staples sector.

On the other hand, it has been difficult for us to find higher-quality consumer discretionary companies with sustainable business models, leading to limited exposure to the sector. We also ended the year underweight in the communication services sector; our analysis shows many stocks in the sector have volatile business models and higher levels of leverage.

The pandemic accelerated paradigm-shifting structural trends. For example, dedensification has reshaped the real estate market as millennials migrate from urban cores, boosted by low mortgage interest rates and the acceptance of work-from-home practices. Declining technology costs and growing environmental concerns have created opportunities for utilities to transition power generation from coal and natural gas to renewable sources such as solar and wind. In addition, we believe government entities will support renewables by enacting policies intended to combat global warming. These and other significant themes may create investment opportunities, while increasing the importance of fundamental analysis and security selection.

5

Fund Characteristics

DECEMBER 31, 2020
Top Ten Holdings	% of net assets
Johnson & Johnson	4.8%
Medtronic plc	4.7%
Berkshire Hathaway, Inc., Class B	4.5%
Emerson Electric Co.	3.8%
Verizon Communications, Inc.	3.3%
Bank of New York Mellon Corp. (The)	3.1%
Unilever plc, ADR	2.9%
Cisco Systems, Inc.	2.8%
JPMorgan Chase & Co.	2.7%
Chubb Ltd.	2.2%

Top Five Industries	% of net assets
Health Care Equipment and Supplies	8.0%
Pharmaceuticals	7.9%
Banks	5.9%
Capital Markets	5.7%
Electric Utilities	5.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.0%
Foreign Common Stocks*	9.3%
Exchange-Traded Funds	1.3%
Total Equity Exposure	98.6%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1) 7/1/20 - 12/31/20	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,206.30	$4.05	0.73%
Class II	$1,000	$1,206.50	$4.88	0.88%
Hypothetical
Class I	$1,000	$1,021.47	$3.71	0.73%
Class II	$1,000	$1,020.71	$4.47	0.88%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2020

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 2.2%
General Dynamics Corp.	4,979	$740,974
Raytheon Technologies Corp.	11,020	788,040
		1,529,014
Airlines — 0.8%
Southwest Airlines Co.	11,446	533,498
Automobiles — 0.7%
Honda Motor Co. Ltd., ADR	18,090	511,043
Banks — 5.9%
JPMorgan Chase & Co.	14,685	1,866,023
Truist Financial Corp.	23,922	1,146,581
U.S. Bancorp	23,383	1,089,414
		4,102,018
Beverages — 2.1%
PepsiCo, Inc.	9,698	1,438,213
Building Products — 1.8%
Johnson Controls International plc	27,370	1,275,168
Capital Markets — 5.7%
Ameriprise Financial, Inc.	3,635	706,389
Bank of New York Mellon Corp. (The)	51,693	2,193,851
Charles Schwab Corp. (The)	6,549	347,359
Northern Trust Corp.	8,120	756,297
		4,003,896
Commercial Services and Supplies — 1.0%
Republic Services, Inc.	7,598	731,687
Communications Equipment — 4.0%
Cisco Systems, Inc.	44,463	1,989,719
F5 Networks, Inc.(1)	4,750	835,715
		2,825,434
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	1,584	449,809
Containers and Packaging — 0.9%
Sonoco Products Co.	10,058	595,937
Diversified Financial Services — 4.5%
Berkshire Hathaway, Inc., Class B(1)	13,717	3,180,561
Diversified Telecommunication Services — 3.3%
Verizon Communications, Inc.	39,687	2,331,611
Electric Utilities — 5.4%
Duke Energy Corp.	9,833	900,310
Eversource Energy	9,741	842,694
Pinnacle West Capital Corp.	12,697	1,015,125
Xcel Energy, Inc.	14,932	995,516
		3,753,645
Electrical Equipment — 3.8%
Emerson Electric Co.	33,399	2,684,278
Electronic Equipment, Instruments and Components — 1.1%
TE Connectivity Ltd.	6,373	771,579
8

	Shares	Value
Entertainment — 1.7%
Walt Disney Co. (The)(1)	6,650	$1,204,847
Equity Real Estate Investment Trusts (REITs) — 1.6%
Healthpeak Properties, Inc.	20,050	606,112
Weyerhaeuser Co.	15,557	521,626
		1,127,738
Food and Staples Retailing — 2.3%
Koninklijke Ahold Delhaize NV	19,506	550,853
Walmart, Inc.	7,581	1,092,801
		1,643,654
Food Products — 2.0%
Mondelez International, Inc., Class A	24,127	1,410,706
Health Care Equipment and Supplies — 8.0%
Becton Dickinson and Co.	4,042	1,011,390
Hologic, Inc.(1)	6,034	439,456
Medtronic plc	28,078	3,289,057
Zimmer Biomet Holdings, Inc.	5,467	842,410
		5,582,313
Health Care Providers and Services — 2.9%
McKesson Corp.	4,097	712,550
Quest Diagnostics, Inc.	4,992	594,897
Universal Health Services, Inc., Class B	5,212	716,650
		2,024,097
Health Care Technology — 1.5%
Cerner Corp.	13,784	1,081,768
Household Products — 2.9%
Colgate-Palmolive Co.	8,952	765,486
Kimberly-Clark Corp.	3,968	535,005
Procter & Gamble Co. (The)	5,103	710,031
		2,010,522
Industrial Conglomerates — 1.7%
Siemens AG	8,447	1,208,990
Insurance — 4.5%
Aflac, Inc.	23,259	1,034,328
Chubb Ltd.	9,992	1,537,968
MetLife, Inc.	12,883	604,857
		3,177,153
IT Services — 1.0%
Automatic Data Processing, Inc.	4,040	711,848
Multiline Retail — 1.0%
Dollar Tree, Inc.(1)	6,443	696,102
Oil, Gas and Consumable Fuels — 4.4%
Chevron Corp.	16,479	1,391,651
ConocoPhillips	21,535	861,185
TOTAL SE, ADR	20,534	860,580
		3,113,416
Paper and Forest Products — 0.9%
Mondi plc	25,651	605,411
Personal Products — 2.9%
Unilever plc, ADR	33,387	2,015,239
Pharmaceuticals — 7.9%
Johnson & Johnson	21,148	3,328,272
Merck & Co., Inc.	11,516	942,009
9

	Shares	Value
Pfizer, Inc.	12,093	$445,143
Roche Holding AG	2,251	785,392
		5,500,816
Road and Rail — 1.2%
Norfolk Southern Corp.	3,543	841,852
Semiconductors and Semiconductor Equipment — 3.2%
Applied Materials, Inc.	4,863	419,677
Intel Corp.	14,230	708,938
Texas Instruments, Inc.	6,683	1,096,881
		2,225,496
Software — 1.0%
Oracle Corp. (New York)	10,979	710,232
Specialty Retail — 0.9%
Advance Auto Parts, Inc.	3,779	595,230
TOTAL COMMON STOCKS (Cost $56,033,242)		68,204,821
EXCHANGE-TRADED FUNDS — 1.3%
iShares Russell 1000 Value ETF (Cost $692,216)	6,435	879,858
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.75%, 11/30/23 - 11/15/43, valued at $420,020), in a joint trading account at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $411,455)		411,453
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 5/15/50, valued at $523,285), at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $513,003)		513,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	410	410
TOTAL TEMPORARY CASH INVESTMENTS (Cost $924,863)		924,863
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $57,650,321)		70,009,542
OTHER ASSETS AND LIABILITIES — 0.1%		49,598
TOTAL NET ASSETS — 100.0%		$70,059,140

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	16,168	USD	18,200	Morgan Stanley	3/31/21	$108
USD	627,148	CHF	554,007	Morgan Stanley	3/31/21	(214)
USD	44,241	CHF	39,036	Morgan Stanley	3/31/21	36
USD	16,253	CHF	14,350	Morgan Stanley	3/31/21	3
USD	2,184,607	EUR	1,779,141	Credit Suisse AG	3/31/21	6,909
USD	88,558	EUR	72,184	Credit Suisse AG	3/31/21	204
USD	2,122,169	GBP	1,575,944	JPMorgan Chase Bank N.A.	3/31/21	(34,075)
USD	59,729	GBP	44,239	JPMorgan Chase Bank N.A.	3/31/21	(799)
JPY	1,111,151	USD	10,757	Bank of America N.A.	3/31/21	15
JPY	1,213,734	USD	11,787	Bank of America N.A.	3/31/21	(20)
USD	431,180	JPY	44,717,674	Bank of America N.A.	3/31/21	(2,339)
USD	22,468	JPY	2,321,187	Bank of America N.A.	3/31/21	(35)
						$(30,207)

10

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2020
Assets
Investment securities, at value (cost of $57,650,321)	$70,009,542
Receivable for investments sold	174,407
Receivable for capital shares sold	5,553
Unrealized appreciation on forward foreign currency exchange contracts	7,275
Dividends and interest receivable	135,011
70,331,788

Liabilities
Payable for investments purchased	84,348
Payable for capital shares redeemed	101,696
Unrealized depreciation on forward foreign currency exchange contracts	37,482
Accrued management fees	36,867
Distribution fees payable	12,255
272,648

Net Assets	$70,059,140

Net Assets Consist of:
Capital (par value and paid-in surplus)	$59,581,327
Distributable earnings	10,477,813
$70,059,140

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$11,424,010	703,330	$16.24
Class II, $0.01 Par Value	$58,635,130	3,550,076	$16.52

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $28,837)	$1,630,812
Interest	4,557
1,635,369

Expenses:
Management fees	475,502
Distribution fees - Class II	119,871
Directors' fees and expenses	1,846
597,219
Fees waived(1)	(92,670)
504,549

Net investment income (loss)	1,130,820

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(823,877)
Forward foreign currency exchange contract transactions	(389,539)
Foreign currency translation transactions	(736)
(1,214,152)

Change in net unrealized appreciation (depreciation) on:
Investments	2,825,830
Forward foreign currency exchange contracts	(11,580)
Translation of assets and liabilities in foreign currencies	679
2,814,929

Net realized and unrealized gain (loss)	1,600,777

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,731,597

(1)Amount consists of $16,351 and $76,319 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Increase (Decrease) in Net Assets	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$1,130,820	$799,458
Net realized gain (loss)	(1,214,152)	(22,393)
Change in net unrealized appreciation (depreciation)	2,814,929	9,882,845
Net increase (decrease) in net assets resulting from operations	2,731,597	10,659,910

Distributions to Shareholders
From earnings:
Class I	(274,197)	(438,373)
Class II	(1,145,260)	(1,470,151)
Decrease in net assets from distributions	(1,419,457)	(1,908,524)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	8,353,706	20,853,859

Net increase (decrease) in net assets	9,665,846	29,605,245

Net Assets
Beginning of period	60,393,294	30,788,049
End of period	$70,059,140	$60,393,294

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2020

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2020 through July 31, 2020, the investment advisor agreed to waive 0.15% of the fund's management fee. Effective August 1, 2020, the investment advisor agreed to waive 0.17% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2020 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.70% to 0.90%	0.90%	0.74%
Class II	0.60% to 0.80%	0.80%	0.64%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $96,099 and $89,757, respectively. The effect of interfund transactions on the Statement of Operations was $(17,189) in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2020 were $51,947,508 and $43,829,829, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	255,420	$3,708,366	283,347	$4,233,276
Issued in reinvestment of distributions	21,116	274,197	29,858	438,373
Redeemed	(280,051)	(4,009,123)	(103,047)	(1,562,138)
	(3,515)	(26,560)	210,158	3,109,511
Class II/Shares Authorized	50,000,000		50,000,000
Sold	897,950	13,064,952	1,682,057	25,630,217
Issued in reinvestment of distributions	86,784	1,145,260	98,290	1,470,151
Redeemed	(386,595)	(5,829,946)	(605,496)	(9,356,020)
	598,139	8,380,266	1,174,851	17,744,348
Net increase (decrease)	594,624	$8,353,706	1,385,009	$20,853,859

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$65,054,175	$3,150,646	—
Exchange-Traded Funds	879,858	—	—
Temporary Cash Investments	410	924,453	—
	$65,934,443	$4,075,099	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$7,275	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$37,482	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $5,427,786.
The value of foreign currency risk derivative instruments as of December 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $7,275 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $37,482 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(389,539) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(11,580) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

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9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$961,844	$1,140,750
Long-term capital gains	$457,613	$767,774

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$58,809,806
Gross tax appreciation of investments	$11,577,912
Gross tax depreciation of investments	(378,176)
Net tax appreciation (depreciation) of investments	11,199,736
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	614
Net tax appreciation (depreciation)	$11,200,350
Undistributed ordinary income	—
Accumulated short-term capital losses	$(446,990)
Accumulated long-term capital losses	$(99,084)
Late-year ordinary loss deferral	$(176,463)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2020	$16.29	0.30	0.02	0.32	(0.25)	(0.12)	(0.37)	$16.24	2.62%	0.74%	0.90%	2.07%	1.91%	77%	$11,424
2019	$13.38	0.28	3.31	3.59	(0.31)	(0.37)	(0.68)	$16.29	27.48%	0.76%	0.90%	1.82%	1.68%	59%	$11,514
2018	$15.77	0.28	(1.49)	(1.21)	(0.27)	(0.91)	(1.18)	$13.38	(8.04)%	0.78%	0.90%	1.86%	1.74%	51%	$6,644
2017	$15.25	0.31	1.31	1.62	(0.27)	(0.83)	(1.10)	$15.77	11.07%	0.80%	0.91%	2.02%	1.91%	64%	$8,083
2016	$14.39	0.29	1.75	2.04	(0.31)	(0.87)	(1.18)	$15.25	15.25%	0.79%	0.90%	2.03%	1.92%	77%	$9,984
Class II
2020	$16.56	0.28	0.03	0.31	(0.23)	(0.12)	(0.35)	$16.52	2.49%	0.89%	1.05%	1.92%	1.76%	77%	$58,635
2019	$13.59	0.25	3.38	3.63	(0.29)	(0.37)	(0.66)	$16.56	27.31%	0.91%	1.05%	1.67%	1.53%	59%	$48,879
2018	$16.00	0.26	(1.51)	(1.25)	(0.25)	(0.91)	(1.16)	$13.59	(8.19)%	0.93%	1.05%	1.71%	1.59%	51%	$24,144
2017	$15.45	0.29	1.33	1.62	(0.24)	(0.83)	(1.07)	$16.00	10.96%	0.95%	1.06%	1.87%	1.76%	64%	$13,971
2016	$14.57	0.27	1.77	2.04	(0.29)	(0.87)	(1.16)	$15.45	15.02%	0.94%	1.05%	1.88%	1.77%	77%	$9,676

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Large Company Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $961,844, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $457,613, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2020.

27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91445 2102

Annual Report

December 31, 2020

VP Mid Cap Value Fund
Class I (AVIPX)
Class II (AVMTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIPX	1.21%	9.34%	10.42%	12/1/04
Russell Midcap Value Index	—	4.96%	9.72%	10.48%	—
Class II	AVMTX	1.11%	9.19%	10.27%	10/29/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2020
Class I — $26,967

Russell Midcap Value Index — $27,115

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Phillip N. Davidson, Kevin Toney, Michael Liss and Brian Woglom

Performance Summary

VP Mid Cap Value returned 1.11%* for the 12 months ended December 31, 2020. The fund’s benchmark, the Russell Midcap Value Index, returned 4.96%. The fund’s return reflects operating expenses, while the index’s return does not.

Lack of exposure to several of the benchmark’s names within the materials sector detracted from performance. Stock selection and an underweight in the communication services sector also negatively impacted relative returns. On the other hand, our underweight as well as our choice of stocks in the real estate sector positively impacted performance. The information technology and health care sectors were other areas of strength.

Materials and Communication Services Detracted

Our avoidance of a number of benchmark names in the materials sector detracted from performance, particularly in the metals and mining and chemicals industries. Companies in those industries do not meet our investment criteria due to their volatile business models and valuations that we believe are extended. While cyclical areas of the market, including many materials stocks, underperformed at the onset of the COVID-19 pandemic, they later outperformed as the economy began to reopen. In addition, during the fourth quarter, hopes for economic reopening led investors away from defensive sectors and toward more cyclical areas of the market.

Security selection in communication services, coupled with an underweight in the sector, also weighed on performance. More specifically, as a result of our bottom-up investment process, we did not own a number of outperforming interactive media and services companies.

In addition, several of our holdings in the financials sector negatively impacted returns. Bank holding Comerica was a notable detractor. The company was negatively impacted by low interest rates and increased credit risk from deteriorating economic conditions. We exited our position in Comerica in favor of other opportunities that we believe offered more attractive risk/reward profiles. ProAssurance was another key detractor. This property and casualty insurance company was negatively impacted by unexpected increases in frequency and severity of claims. We also became concerned that a pending acquisition would increase the company’s debt, leading us to eliminate our position in the stock.

Other notable detractors included ConocoPhillips and Sodexo. ConocoPhillips, an exploration and production company, underperformed on concerns that lower commodity prices would negatively impact the company’s financial performance. Sodexo, a food service and facilities maintenance operator, underperformed as COVID-19 caused business interruptions for many of its corporate, leisure and higher education customers. We maintained our position in Sodexo due to its attractive valuation, flexible cost structure and financial strength.

Real Estate, Information Technology and Health Care Contributed

The portfolio’s relative performance was buoyed by our underweight in the real estate sector. Our exposure to the sector remained limited throughout the year, as our metrics showed extended

*All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

valuations for many real estate stocks. In addition, we believe many companies in the sector face additional risks created by the COVID-19 pandemic.

Holdings in the information technology sector contributed positively to relative performance, including Applied Materials. The semiconductor equipment company continued to execute on its product road map, evidenced by a significant market share gain for the company’s etch business and strong growth for its inspection business. We believe Applied Materials remains well positioned given its balanced product portfolio and strong services business. Semiconductor manufacturer Maxim Integrated Products also outperformed after Analog Devices announced its plan to acquire Maxim in an all-stock offer. The acquisition is expected to close in the summer of 2021. We trimmed our position in Maxim on strength in its stock price.

Health care was another area of strength. The sector’s overweight relative to the benchmark helped performance, and several holdings in the sector were top contributors. Hologic, a medical device company, outperformed due to significant sales for a new COVID-19 test that captures three times the revenue of its core diagnostics tests with better gross margins. Clinical laboratory company Quest Diagnostics also outperformed, driven by the surge in COVID-19 testing.

The portfolio also benefited from an underweight in the utilities sector. In addition, Xcel Energy, a Minnesota-based electric and gas company, was a key contributor. During the pandemic-driven market downturn, Xcel declined by far less than the broad market. The stock also outperformed many other utilities because it is a fully regulated, higher-quality utility with a low range of outcomes. We trimmed our position in Xcel on its strong relative performance.

Portfolio Positioning

As of December 31, 2020, the portfolio’s largest sector overweight relative to the benchmark is health care. We believe positive long-term demographic trends support demand for companies in the health care sector. We prefer more stable companies, such as pharmaceutical distributors, as well as companies offering discretionary products and services that are likely to rebound in a post-pandemic economy.

The portfolio also ended the year with notable allocations to the consumer staples and financials sectors. We believe our holdings in the consumer staples sector offer strong defensive characteristics, and many have taken steps to improve operations and strengthen their balance sheets. Within financials, we are focused on banks that we think are more likely to manage credit successfully through the ups and downs of the business cycle.

On the other hand, the portfolio is underweight in the real estate and consumer discretionary sectors. Although the real estate sector underperformed the broad market during the trailing 12-month period, our metrics show valuations remain extended throughout the sector. In addition, we believe many real estate companies are likely to continue to face headwinds created by COVID-19. We have, however, identified select stocks in the sector that meet our valuation and quality criteria. The pandemic has also created challenges for a number of consumer discretionary companies. In addition, many consumer discretionary companies do not fit our investment criteria because their business models result in a wide range of outcomes.

5

Fund Characteristics

DECEMBER 31, 2020
Top Ten Holdings	% of net assets
Zimmer Biomet Holdings, Inc.	2.9%
Northern Trust Corp.	2.4%
Emerson Electric Co.	2.3%
Chubb Ltd.	2.3%
iShares Russell Mid-Cap Value ETF	2.3%
nVent Electric plc	1.8%
Universal Health Services, Inc., Class B	1.8%
Bank of New York Mellon Corp. (The)	1.7%
Southwest Airlines Co.	1.7%
Koninklijke Ahold Delhaize NV	1.6%

Top Five Industries	% of net assets
Capital Markets	7.2%
Health Care Providers and Services	6.6%
Health Care Equipment and Supplies	6.0%
Insurance	5.9%
Electrical Equipment	5.7%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.4%
Foreign Common Stocks*	9.3%
Exchange-Traded Funds	2.3%
Total Equity Exposure	98.0%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	(0.1)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1) 7/1/20 - 12/31/20	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,215.50	$4.73	0.85%
Class II	$1,000	$1,214.90	$5.57	1.00%
Hypothetical
Class I	$1,000	$1,020.86	$4.32	0.85%
Class II	$1,000	$1,020.11	$5.08	1.00%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2020

	Shares	Value
COMMON STOCKS — 95.7%
Aerospace and Defense — 2.9%
BAE Systems plc	871,132	$5,826,340
General Dynamics Corp.	45,552	6,779,048
Textron, Inc.	112,830	5,453,074
		18,058,462
Airlines — 1.7%
Southwest Airlines Co.	221,215	10,310,831
Auto Components — 1.4%
Aptiv plc	31,234	4,069,478
BorgWarner, Inc.	124,508	4,810,989
		8,880,467
Automobiles — 1.0%
Honda Motor Co. Ltd., ADR	220,787	6,237,233
Banks — 5.0%
Commerce Bancshares, Inc.	112,048	7,361,553
Eastern Bankshares, Inc.(1)	95,669	1,560,361
M&T Bank Corp.	39,306	5,003,654
PNC Financial Services Group, Inc. (The)	28,656	4,269,744
Truist Financial Corp.	173,205	8,301,716
Westamerica BanCorp	82,200	4,544,838
		31,041,866
Building Products — 1.3%
Johnson Controls International plc	179,972	8,384,896
Capital Markets — 7.2%
Ameriprise Financial, Inc.	44,333	8,615,232
Bank of New York Mellon Corp. (The)	249,123	10,572,780
Northern Trust Corp.	160,370	14,936,862
State Street Corp.	54,575	3,971,969
T. Rowe Price Group, Inc.	43,788	6,629,065
		44,725,908
Commercial Services and Supplies — 1.6%
Republic Services, Inc.	102,797	9,899,351
Communications Equipment — 1.6%
F5 Networks, Inc.(1)	56,632	9,963,834
Containers and Packaging — 3.3%
Graphic Packaging Holding Co.	313,574	5,311,944
Packaging Corp. of America	38,385	5,293,675
Sonoco Products Co.	168,945	10,009,991
		20,615,610
Distributors — 1.0%
Genuine Parts Co.	60,581	6,084,150
Electric Utilities — 4.4%
Edison International	148,737	9,343,658
Evergy, Inc.	64,085	3,557,358
Eversource Energy	9,485	820,547
Pinnacle West Capital Corp.	128,204	10,249,910
Xcel Energy, Inc.	56,932	3,795,657
		27,767,130
8

	Shares	Value
Electrical Equipment — 5.7%
Emerson Electric Co.	180,910	$14,539,737
Hubbell, Inc.	63,880	10,015,745
nVent Electric plc	479,207	11,160,731
		35,716,213
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity Ltd.	44,865	5,431,806
Energy Equipment and Services — 0.3%
Baker Hughes Co.	83,223	1,735,200
Equity Real Estate Investment Trusts (REITs) — 3.9%
Healthcare Trust of America, Inc., Class A	130,869	3,604,132
Healthpeak Properties, Inc.	189,043	5,714,770
MGM Growth Properties LLC, Class A	199,418	6,241,784
Welltower, Inc.	52,205	3,373,487
Weyerhaeuser Co.	168,351	5,644,809
		24,578,982
Food and Staples Retailing — 2.5%
Koninklijke Ahold Delhaize NV	363,518	10,265,814
Sysco Corp.	72,953	5,417,490
		15,683,304
Food Products — 5.2%
Conagra Brands, Inc.	269,523	9,772,904
J.M. Smucker Co. (The)	74,298	8,588,849
Kellogg Co.	93,731	5,832,880
Mondelez International, Inc., Class A	48,506	2,836,146
Orkla ASA	516,388	5,239,105
		32,269,884
Gas Utilities — 1.6%
Atmos Energy Corp.	54,186	5,170,970
Spire, Inc.	77,927	4,990,445
		10,161,415
Health Care Equipment and Supplies — 6.0%
Becton Dickinson and Co.	26,740	6,690,883
Envista Holdings Corp.(1)	216,440	7,300,521
Hill-Rom Holdings, Inc.	33,979	3,328,923
Hologic, Inc.(1)	33,056	2,407,468
Zimmer Biomet Holdings, Inc.	115,667	17,823,128
		37,550,923
Health Care Providers and Services — 6.6%
Cardinal Health, Inc.	147,258	7,887,139
Henry Schein, Inc.(1)	96,823	6,473,586
McKesson Corp.	39,220	6,821,142
Quest Diagnostics, Inc.	77,094	9,187,292
Universal Health Services, Inc., Class B	80,274	11,037,675
		41,406,834
Health Care Technology — 1.4%
Cerner Corp.	113,900	8,938,872
Hotels, Restaurants and Leisure — 1.1%
Sodexo SA	78,971	6,684,679
Household Durables — 0.2%
Mohawk Industries, Inc.(1)	9,214	1,298,713
9

	Shares	Value
Household Products — 0.8%
Kimberly-Clark Corp.	34,863	$4,700,578
Insurance — 5.9%
Aflac, Inc.	184,929	8,223,793
Arthur J. Gallagher & Co.	36,900	4,564,899
Brown & Brown, Inc.	23,456	1,112,049
Chubb Ltd.	94,113	14,485,873
Reinsurance Group of America, Inc.	73,018	8,462,786
		36,849,400
Leisure Products — 0.6%
Polaris, Inc.	42,523	4,051,591
Machinery — 4.4%
Crane Co.	45,229	3,512,484
Cummins, Inc.	16,770	3,808,467
IMI plc	433,897	6,947,924
Oshkosh Corp.	80,350	6,915,724
PACCAR, Inc.	72,632	6,266,689
		27,451,288
Media — 1.1%
Fox Corp., Class B	242,050	6,990,404
Multi-Utilities — 1.8%
Ameren Corp.	31,939	2,493,158
NorthWestern Corp.	148,293	8,646,965
		11,140,123
Multiline Retail — 1.0%
Dollar Tree, Inc.(1)	55,969	6,046,891
Oil, Gas and Consumable Fuels — 1.9%
Cimarex Energy Co.	94,563	3,547,058
ConocoPhillips	207,213	8,286,448
		11,833,506
Paper and Forest Products — 1.3%
Mondi plc	350,341	8,268,691
Road and Rail — 1.4%
Heartland Express, Inc.	258,955	4,687,086
Norfolk Southern Corp.	17,322	4,115,880
		8,802,966
Semiconductors and Semiconductor Equipment — 1.7%
Applied Materials, Inc.	85,341	7,364,928
Maxim Integrated Products, Inc.	33,385	2,959,580
Microchip Technology, Inc.	2,753	380,217
		10,704,725
Software — 0.5%
Open Text Corp.	75,053	3,411,909
Specialty Retail — 1.5%
Advance Auto Parts, Inc.	59,392	9,354,834
Technology Hardware, Storage and Peripherals — 1.3%
HP, Inc.	328,873	8,086,987
Thrifts and Mortgage Finance — 0.6%
Capitol Federal Financial, Inc.	276,638	3,457,975
Trading Companies and Distributors — 1.1%
MSC Industrial Direct Co., Inc., Class A	83,996	7,088,422
10

	Shares	Value
Wireless Telecommunication Services — 1.0%
Rogers Communications, Inc., Class B	134,041	$6,240,294
TOTAL COMMON STOCKS (Cost $468,773,179)		597,907,147
EXCHANGE-TRADED FUNDS — 2.3%
iShares Russell Mid-Cap Value ETF (Cost $11,340,145)	148,704	14,418,340
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.75%, 11/30/23 - 11/15/43, valued at $5,950,299), in a joint trading account at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $5,828,963)		5,828,924
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 10/15/23, valued at $7,431,759), at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $7,286,049)		7,286,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,809	5,809
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,120,733)		13,120,733
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $493,234,057)		625,446,220
OTHER ASSETS AND LIABILITIES — (0.1)%		(588,494)
TOTAL NET ASSETS — 100.0%		$624,857,726

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,350,591	CAD	6,815,583	Morgan Stanley	3/31/21	$(5,028)
EUR	409,550	USD	499,616	Credit Suisse AG	3/31/21	1,680
USD	14,874,634	EUR	12,113,881	Credit Suisse AG	3/31/21	47,040
USD	356,860	EUR	290,642	Credit Suisse AG	3/31/21	1,108
GBP	364,558	USD	487,143	JPMorgan Chase Bank N.A.	3/31/21	11,654
USD	18,019,545	GBP	13,381,493	JPMorgan Chase Bank N.A.	3/31/21	(289,334)
USD	560,573	GBP	411,681	JPMorgan Chase Bank N.A.	3/31/21	(2,700)
JPY	13,353,068	USD	128,990	Bank of America N.A.	3/31/21	462
USD	3,832,928	JPY	397,512,967	Bank of America N.A.	3/31/21	(20,793)
USD	4,279,261	NOK	37,194,911	Goldman Sachs & Co.	3/31/21	(57,333)
USD	118,993	NOK	1,018,317	Goldman Sachs & Co.	3/31/21	267
						$(312,977)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2020
Assets
Investment securities, at value (cost of $493,234,057)	$625,446,220
Receivable for investments sold	1,400,390
Receivable for capital shares sold	215,052
Unrealized appreciation on forward foreign currency exchange contracts	62,211
Dividends and interest receivable	1,076,329
628,200,202

Liabilities
Payable for investments purchased	1,295,499
Payable for capital shares redeemed	1,170,313
Unrealized depreciation on forward foreign currency exchange contracts	375,188
Accrued management fees	403,534
Distribution fees payable	97,942
3,342,476

Net Assets	$624,857,726

Net Assets Consist of:
Capital (par value and paid-in surplus)	$513,853,620
Distributable earnings	111,004,106
$624,857,726

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$158,967,991	7,737,128	$20.55
Class II, $0.01 Par Value	$465,889,735	22,650,694	$20.57

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $158,887)	$14,364,076
Securities lending, net	60,225
Interest	35,849
14,460,150

Expenses:
Management fees	5,275,972
Distribution fees - Class II	1,061,266
Directors' fees and expenses	18,296
Other expenses	94
6,355,628
Fees waived(1)	(846,770)
5,508,858

Net investment income (loss)	8,951,292

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,100,897)
Forward foreign currency exchange contract transactions	(1,902,916)
Foreign currency translation transactions	(19,182)
(5,022,995)

Change in net unrealized appreciation (depreciation) on:
Investments	163,921
Forward foreign currency exchange contracts	171,851
Translation of assets and liabilities in foreign currencies	599
336,371

Net realized and unrealized gain (loss)	(4,686,624)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,264,668

(1)Amount consists of $216,217 and $630,553 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Increase (Decrease) in Net Assets	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$8,951,292	$11,475,706
Net realized gain (loss)	(5,022,995)	38,659,869
Change in net unrealized appreciation (depreciation)	336,371	161,639,441
Net increase (decrease) in net assets resulting from operations	4,264,668	211,775,016

Distributions to Shareholders
From earnings:
Class I	(2,633,517)	(57,029,480)
Class II	(7,121,162)	(58,653,201)
Decrease in net assets from distributions	(9,754,679)	(115,682,681)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(40,681,619)	(273,515,703)

Net increase (decrease) in net assets	(46,171,630)	(177,423,368)

Net Assets
Beginning of period	671,029,356	848,452,724
End of period	$624,857,726	$671,029,356

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2020

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2020 through July 31, 2020, the investment advisor agreed to waive 0.14% of the fund's management fee. Effective August 1, 2020, the investment advisor agreed to waive 0.16% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2020 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	1.00%	0.85%
Class II	0.90%	0.75%

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Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $445,713 and $917,386, respectively. The effect of interfund transactions on the Statement of Operations was $(60,654) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2020 were $400,886,947 and $443,020,217, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	130,000,000		130,000,000
Sold	1,747,991	$30,163,897	1,975,766	$38,869,791
Issued in reinvestment of distributions	145,981	2,560,459	3,088,013	56,351,833
Redeemed	(2,529,209)	(45,495,197)	(19,865,193)	(383,263,303)
	(635,237)	(12,770,841)	(14,801,414)	(288,041,679)
Class II/Shares Authorized	225,000,000		225,000,000
Sold	2,587,598	43,552,804	2,075,238	40,262,504
Issued in reinvestment of distributions	405,401	7,121,162	3,199,984	58,653,201
Redeemed	(4,398,140)	(78,584,744)	(4,370,229)	(84,389,729)
	(1,405,141)	(27,910,778)	904,993	14,525,976
Net increase (decrease)	(2,040,378)	$(40,681,619)	(13,896,421)	$(273,515,703)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.
18

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$12,232,122	$5,826,340	—
Food and Staples Retailing	5,417,490	10,265,814	—
Food Products	27,030,779	5,239,105	—
Hotels, Restaurants and Leisure	—	6,684,679	—
Machinery	20,503,364	6,947,924	—
Paper and Forest Products	—	8,268,691	—
Wireless Telecommunication Services	—	6,240,294	—
Other Industries	483,250,545	—	—
Exchange-Traded Funds	14,418,340	—	—
Temporary Cash Investments	5,809	13,114,924	—
	$562,858,449	$62,587,771	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$62,211	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$375,188	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $52,713,841.

The value of foreign currency risk derivative instruments as of December 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $62,211 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $375,188 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,902,916) in net realized gain (loss) on forward foreign currency exchange contract transactions and $171,851 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$9,754,679	$22,458,792
Long-term capital gains	—	$93,223,889

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$505,675,659
Gross tax appreciation of investments	$123,595,619
Gross tax depreciation of investments	(3,825,058)
Net tax appreciation (depreciation) of investments	119,770,561
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,619
Net tax appreciation (depreciation)	$119,772,180
Undistributed ordinary income	—
Accumulated short-term capital losses	$(6,813,337)
Late-year ordinary loss deferral	$(1,954,737)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2020	$20.68	0.30	(0.10)	0.20	(0.33)	—	(0.33)	$20.55	1.21%	0.85%	1.00%	1.69%	1.54%	72%	$158,968
2019	$18.31	0.35	4.62	4.97	(0.41)	(2.19)	(2.60)	$20.68	29.15%	0.85%	1.00%	1.66%	1.51%	41%	$173,105
2018	$22.75	0.29	(3.04)	(2.75)	(0.31)	(1.38)	(1.69)	$18.31	(12.84)%	0.84%	1.00%	1.31%	1.15%	72%	$424,234
2017	$21.12	0.37	2.03	2.40	(0.34)	(0.43)	(0.77)	$22.75	11.69%	0.86%	1.01%	1.68%	1.53%	45%	$457,104
2016	$18.39	0.30	3.71	4.01	(0.33)	(0.95)	(1.28)	$21.12	22.85%	0.87%	1.00%	1.59%	1.46%	49%	$359,606
Class II
2020	$20.70	0.28	(0.10)	0.18	(0.31)	—	(0.31)	$20.57	1.11%	1.00%	1.15%	1.54%	1.39%	72%	$465,890
2019	$18.32	0.30	4.65	4.95	(0.38)	(2.19)	(2.57)	$20.70	28.99%	1.00%	1.15%	1.51%	1.36%	41%	$497,924
2018	$22.76	0.24	(3.03)	(2.79)	(0.27)	(1.38)	(1.65)	$18.32	(12.96)%	0.99%	1.15%	1.16%	1.00%	72%	$424,219
2017	$21.13	0.33	2.03	2.36	(0.30)	(0.43)	(0.73)	$22.76	11.47%	1.01%	1.16%	1.53%	1.38%	45%	$922,737
2016	$18.40	0.28	3.70	3.98	(0.30)	(0.95)	(1.25)	$21.13	22.72%	1.02%	1.15%	1.44%	1.31%	49%	$841,525

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2021

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $9,754,679, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2020 as qualified for the corporate dividends received deduction.
27

Notes
28

Notes
29

Notes
30

Notes

31

Notes
32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91446 2102

Annual Report

December 31, 2020

VP Ultra® Fund
Class I (AVPUX)
Class II (AVPSX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPUX	49.85%	22.89%	17.86%	5/1/01
Russell 1000 Growth Index	—	38.49%	20.97%	17.19%	—
S&P 500 Index	—	18.40%	15.20%	13.87%	—
Class II	AVPSX	49.55%	22.72%	17.68%	5/1/02
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2020
Class I — $51,772

Russell 1000 Growth Index — $48,929

S&P 500 Index — $36,700

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Jeff Bourke

Performance Summary

VP Ultra returned 49.55%* for the 12 months ended December 31, 2020, outpacing the 38.49% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks delivered strong returns during the reporting period, which was marked by extreme volatility. Stocks initially rose to all-time highs in February, before the COVID-19 pandemic and measures to combat it led to the first recession and bear market in stocks since the 2008-09 financial crisis. Massive monetary and fiscal stimulus helped support the economy and markets, and stocks recovered the ground lost earlier, with some indices ending the year at record highs. Within the Russell 1000 Growth Index, consumer discretionary and information technology led the benchmark’s performance. At the other end of the spectrum, the energy sector struggled with the declining price of oil amid a sharp slowdown in economic growth and falling energy demand.

Stock selection in the consumer discretionary sector contributed most to outperformance relative to the benchmark. Stock decisions in the information technology sector were also helpful. An overweight allocation to energy detracted fractionally from relative performance.

Consumer Discretionary Stocks Were Top Contributors

The automobiles industry led outperformance in the consumer discretionary sector. The leading contribution to relative performance came from electric car company Tesla, which benefited from solid fundamental reports and strong demand for its vehicles. The company reported better-than-expected production numbers, and the stock received a boost late in the year when it was added to the S&P 500 Index. Other notable individual contributors in the sector included a position in fast-casual restaurant chain Chipotle Mexican Grill. The company is demonstrating improving fundamentals thanks to a renewed focus on innovation, not only in food but also in areas such as mobile ordering, a second make-line, delivery, drive-through and digital pickup areas.

In the information technology sector, Square was a top performer on optimism about continued growth trends in its cash app business and its merchant-based business showing signs of stabilizing after being negatively impacted by the COVID-19 virus. DocuSign was a key contributor. The cloud-based electronic signature company outperformed as e-signatures and digital document management become increasingly mainstream. The stock is benefiting from a secular trend toward spending on productivity-enhancement tools. Canada-based e-commerce firm Shopify outperformed after reporting record earnings. The company also announced a partnership with Walmart, which could boost sales. The stock price of PayPal Holdings, the leader in online payments, continued to benefit from the secular shift toward digital transactions.

Energy Detracted Fractionally From Performance

We have only one holding in the energy sector. EOG Resources detracted as the stock price of this leading oil and gas exploration and production company fell along with the price of crude oil amid weakening demand due to the pandemic.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Other individual detractors from relative performance included chipmaker NVIDIA. We did not own the stock, which is a benchmark component. The company reported strong results and raised guidance due to strength in its data center and gaming businesses. Digital payment companies Mastercard and Visa underperformed as transaction volumes declined along with economic activity. Revenues declined further because of weakness in cross-border transactions as a result of pandemic-related travel restrictions.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth can outperform over time. Our portfolio positioning reflects where we are finding attractive, well-run companies as a result of the application of that philosophy and process.

As of December 31, 2020, the largest sector overweights relative to the benchmark were in the consumer discretionary and communication services sectors. We believe our consumer discretionary companies with dominant global brands or which are leveraging technology to drive expansion offer attractive, sustainable growth going forward. In particular, we see many companies in the sector benefiting from digital transformation and online growth of their businesses. The communication services sector encompasses entertainment and communication stocks, including large portfolio holdings Facebook and Google parent Alphabet.

The portfolio’s largest underweight was in the health care sector. Although the portfolio had lighter exposure than the benchmark, we believe that many segments of the health care industry are primed for a golden age of innovation and positive social impact. Indeed, we think select companies in the sector are uniquely positioned to address a number of profound social and medical problems. The sector’s rapid, effective response to the pandemic is important proof of this concept. Our information technology holdings were underweight relative to the benchmark. However, the sector represented our largest absolute position. We continued to find an abundance of high-quality, well-run companies benefiting from powerful secular trends.

5

Fund Characteristics

DECEMBER 31, 2020
Top Ten Holdings	% of net assets
Apple, Inc.	11.8%
Amazon.com, Inc.	7.3%
Alphabet, Inc.*	5.7%
Microsoft Corp.	5.1%
Mastercard, Inc., Class A	4.6%
Tesla, Inc.	4.4%
Visa, Inc., Class A	4.2%
Facebook, Inc., Class A	4.0%
UnitedHealth Group, Inc.	3.2%
PayPal Holdings, Inc.	3.2%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
IT Services	15.9%
Technology Hardware, Storage and Peripherals	11.8%
Software	11.6%
Interactive Media and Services	10.4%
Internet and Direct Marketing Retail	7.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Exchange-Traded Funds	0.5%
Total Equity Exposure	99.7%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1) 7/1/20 - 12/31/20	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,306.10	$4.64	0.80%
Class II	$1,000	$1,304.20	$5.50	0.95%
Hypothetical
Class I	$1,000	$1,021.12	$4.06	0.80%
Class II	$1,000	$1,020.36	$4.82	0.95%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2020

	Shares	Value
COMMON STOCKS — 99.2%
Automobiles — 4.4%
Tesla, Inc.(1)	18,500	$13,054,896
Banks — 1.0%
JPMorgan Chase & Co.	17,090	2,171,626
U.S. Bancorp	15,510	722,611
		2,894,237
Beverages — 1.2%
Constellation Brands, Inc., Class A	15,610	3,419,371
Biotechnology — 2.2%
Biogen, Inc.(1)	7,170	1,755,646
Ionis Pharmaceuticals, Inc.(1)	11,830	668,868
Regeneron Pharmaceuticals, Inc.(1)	8,830	4,265,862
		6,690,376
Capital Markets — 1.2%
MSCI, Inc.	8,190	3,657,081
Chemicals — 0.6%
Ecolab, Inc.	8,360	1,808,770
Commercial Services and Supplies — 0.4%
Copart, Inc.(1)	8,340	1,061,265
Electrical Equipment — 0.6%
Acuity Brands, Inc.	5,280	639,355
Rockwell Automation, Inc.	4,410	1,106,072
		1,745,427
Electronic Equipment, Instruments and Components — 0.7%
Cognex Corp.	11,070	888,755
Keyence Corp.	2,000	1,125,565
		2,014,320
Entertainment — 3.2%
Netflix, Inc.(1)	8,830	4,774,646
Roku, Inc.(1)	4,550	1,510,691
Walt Disney Co. (The)(1)	18,670	3,382,630
		9,667,967
Food and Staples Retailing — 1.6%
Costco Wholesale Corp.	12,780	4,815,248
Health Care Equipment and Supplies — 5.6%
ABIOMED, Inc.(1)	1,680	544,656
DexCom, Inc.(1)	4,080	1,508,458
Edwards Lifesciences Corp.(1)	37,350	3,407,440
IDEXX Laboratories, Inc.(1)	5,100	2,549,337
Intuitive Surgical, Inc.(1)	9,710	7,943,751
Tandem Diabetes Care, Inc.(1)	6,360	608,525
		16,562,167
Health Care Providers and Services — 3.2%
UnitedHealth Group, Inc.	27,550	9,661,234
Hotels, Restaurants and Leisure — 3.6%
Chipotle Mexican Grill, Inc.(1)	3,870	5,366,568
Starbucks Corp.	36,460	3,900,491
8

	Shares	Value
Wingstop, Inc.	10,310	$1,366,590
		10,633,649
Household Products — 1.0%
Colgate-Palmolive Co.	34,670	2,964,632
Interactive Media and Services — 10.4%
Alphabet, Inc., Class A(1)	4,320	7,571,405
Alphabet, Inc., Class C(1)	5,290	9,267,445
Facebook, Inc., Class A(1)	43,790	11,961,676
Tencent Holdings Ltd.	30,400	2,221,244
		31,021,770
Internet and Direct Marketing Retail — 7.3%
Amazon.com, Inc.(1)	6,640	21,626,015
IT Services — 15.9%
Adyen NV(1)	870	2,024,410
Mastercard, Inc., Class A	37,970	13,553,012
PayPal Holdings, Inc.(1)	40,450	9,473,390
Shopify, Inc., Class A(1)	3,660	4,142,937
Square, Inc., Class A(1)	25,810	5,617,288
Visa, Inc., Class A	57,280	12,528,855
		47,339,892
Machinery — 1.7%
Donaldson Co., Inc.	11,040	616,915
Nordson Corp.	5,330	1,071,064
Westinghouse Air Brake Technologies Corp.	22,920	1,677,744
Yaskawa Electric Corp.	32,300	1,609,168
		4,974,891
Oil, Gas and Consumable Fuels — 0.4%
EOG Resources, Inc.	24,090	1,201,368
Personal Products — 1.4%
Estee Lauder Cos., Inc. (The), Class A	15,880	4,227,097
Road and Rail — 0.8%
J.B. Hunt Transport Services, Inc.	17,840	2,437,836
Semiconductors and Semiconductor Equipment — 2.5%
Analog Devices, Inc.	21,170	3,127,444
Applied Materials, Inc.	21,450	1,851,135
Xilinx, Inc.	17,990	2,550,442
		7,529,021
Software — 11.6%
DocuSign, Inc.(1)	23,440	5,210,712
Fair Isaac Corp.(1)	3,040	1,553,561
Microsoft Corp.	68,500	15,235,770
Paycom Software, Inc.(1)	5,200	2,351,700
salesforce.com, Inc.(1)	40,590	9,032,493
Zoom Video Communications, Inc., Class A(1)	3,240	1,092,917
		34,477,153
Specialty Retail — 2.8%
Ross Stores, Inc.	23,580	2,895,860
TJX Cos., Inc. (The)	78,850	5,384,666
		8,280,526
Technology Hardware, Storage and Peripherals — 11.8%
Apple, Inc.	265,800	35,269,002
Textiles, Apparel and Luxury Goods — 2.1%
lululemon athletica, Inc.(1)	3,380	1,176,342
9

	Shares	Value
NIKE, Inc., Class B	36,790	$5,204,681
		6,381,023
TOTAL COMMON STOCKS (Cost $70,312,424)		295,416,234
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 1000 Growth ETF (Cost $1,437,459)	6,130	1,478,188
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.75%, 11/30/23 - 11/15/43, valued at $396,848), in a joint trading account at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $388,756)		388,753
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 5/15/50, valued at $493,766), at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $484,003)		484,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	387	387
TOTAL TEMPORARY CASH INVESTMENTS (Cost $873,140)		873,140
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $72,623,023)		297,767,562
OTHER ASSETS AND LIABILITIES†		8,460
TOTAL NET ASSETS — 100.0%		$297,776,022

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,291,542	EUR	1,051,830	Credit Suisse AG	3/31/21	$4,085
USD	62,094	EUR	50,612	Credit Suisse AG	3/31/21	143
USD	867,277	JPY	89,945,275	Bank of America N.A.	3/31/21	(4,705)
USD	55,570	JPY	5,752,775	Bank of America N.A.	3/31/21	(201)
						$(678)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

DECEMBER 31, 2020
Assets
Investment securities, at value (cost of $72,623,023)	$297,767,562
Receivable for capital shares sold	798,743
Unrealized appreciation on forward foreign currency exchange contracts	4,228
Dividends and interest receivable	12,607
298,583,140

Liabilities
Disbursements in excess of demand deposit cash	28
Payable for capital shares redeemed	582,633
Unrealized depreciation on forward foreign currency exchange contracts	4,906
Accrued management fees	177,863
Distribution fees payable	41,688
807,118

Net Assets	$297,776,022

Net Assets Consist of:
Capital (par value and paid-in surplus)	$52,249,444
Distributable earnings	245,526,578
$297,776,022

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$96,249,246	3,502,896	$27.48
Class II, $0.01 Par Value	$201,526,776	7,532,283	$26.76

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,017)	$1,497,879
Interest	3,570
Securities lending, net	356
1,501,805

Expenses:
Management fees	2,238,551
Distribution fees - Class II	426,787
Directors' fees and expenses	7,535
Other expenses	4,097
2,676,970
Fees waived(1)	(493,223)
2,183,747

Net investment income (loss)	(681,942)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	21,798,028
Forward foreign currency exchange contract transactions	(106,802)
Foreign currency translation transactions	441
21,691,667

Change in net unrealized appreciation (depreciation) on:
Investments	80,054,264
Forward foreign currency exchange contracts	3,542
80,057,806

Net realized and unrealized gain (loss)	101,749,473

Net Increase (Decrease) in Net Assets Resulting from Operations	$101,067,531

(1)Amount consists of $143,919 and $349,304 for Class I and Class II, respectively.

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Increase (Decrease) in Net Assets	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$(681,942)	$(257,310)
Net realized gain (loss)	21,691,667	22,095,177
Change in net unrealized appreciation (depreciation)	80,057,806	38,708,962
Net increase (decrease) in net assets resulting from operations	101,067,531	60,546,829

Distributions to Shareholders
From earnings:
Class I	(5,711,976)	(5,458,501)
Class II	(15,862,119)	(17,568,597)
Decrease in net assets from distributions	(21,574,095)	(23,027,098)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,167,599	(6,734,932)

Net increase (decrease) in net assets	81,661,035	30,784,799

Net Assets
Beginning of period	216,114,987	185,330,188
End of period	$297,776,022	$216,114,987

See Notes to Financial Statements.
13

Notes to Financial Statements

DECEMBER 31, 2020

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.
3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2020 through July 31, 2020, the investment advisor agreed to waive 0.20% of the fund's management fee. Effective August 1, 2020, the investment advisor agreed to waive 0.21% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2020 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	1.00%	0.80%
Class II	0.80% to 0.90%	0.90%	0.70%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

16

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $201,680 and $391,395, respectively. The effect of interfund transactions on the Statement of Operations was $20,162 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2020 were $52,332,520 and $73,913,670, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	1,566,604	$35,506,039	1,078,082	$20,622,955
Issued in reinvestment of distributions	374,065	5,711,976	302,578	5,458,501
Redeemed	(1,276,486)	(27,787,644)	(960,536)	(18,205,590)
	664,183	13,430,371	420,124	7,875,866
Class II/Shares Authorized	120,000,000		120,000,000
Sold	1,221,694	24,919,128	779,806	14,501,173
Issued in reinvestment of distributions	1,065,287	15,862,119	994,824	17,568,597
Redeemed	(2,405,689)	(52,044,019)	(2,508,186)	(46,680,568)
	(118,708)	(11,262,772)	(733,556)	(14,610,798)
Net increase (decrease)	545,475	$2,167,599	(313,432)	$(6,734,932)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

17

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$288,435,847	$6,980,387	—
Exchange-Traded Funds	1,478,188	—	—
Temporary Cash Investments	387	872,753	—
	$289,914,422	$7,853,140	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,228	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,906	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,510,637.
The value of foreign currency risk derivative instruments as of December 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $4,228 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $4,906 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(106,802) in net realized gain (loss) on forward foreign currency exchange contract transactions and $3,542 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

18

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$21,574,095	$23,027,098

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$73,271,845
Gross tax appreciation of investments	$224,882,402
Gross tax depreciation of investments	(386,685)
Net tax appreciation (depreciation) of investments	$224,495,717
Undistributed ordinary income	$1,208,172
Accumulated long-term gains	$19,822,689
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2020	$20.93	(0.04)	8.75	8.71	—	(2.16)	(2.16)	$27.48	49.85%	0.80%	1.00%	(0.18)%	(0.38)%	22%	$96,249
2019	$17.40	—(3)	5.67	5.67	—	(2.14)	(2.14)	$20.93	34.58%	0.82%	1.00%	(0.01)%	(0.19)%	23%	$59,427
2018	$19.34	—(3)	0.17	0.17	(0.05)	(2.06)	(2.11)	$17.40	0.76%	0.83%	1.00%	0.01%	(0.16)%	29%	$42,081
2017	$15.46	0.05	4.73	4.78	(0.07)	(0.83)	(0.90)	$19.34	32.22%	0.84%	1.00%	0.26%	0.10%	22%	$44,607
2016	$15.47	0.05	0.60	0.65	(0.05)	(0.61)	(0.66)	$15.46	4.45%	0.85%	1.00%	0.34%	0.19%	30%	$38,701
Class II
2020	$20.48	(0.07)	8.51	8.44	—	(2.16)	(2.16)	$26.76	49.55%	0.95%	1.15%	(0.33)%	(0.53)%	22%	$201,527
2019	$17.08	(0.03)	5.57	5.54	—	(2.14)	(2.14)	$20.48	34.46%	0.97%	1.15%	(0.16)%	(0.34)%	23%	$156,688
2018	$19.02	(0.03)	0.17	0.14	(0.02)	(2.06)	(2.08)	$17.08	0.60%	0.98%	1.15%	(0.14)%	(0.31)%	29%	$143,249
2017	$15.22	0.02	4.65	4.67	(0.04)	(0.83)	(0.87)	$19.02	32.00%	0.99%	1.15%	0.11%	(0.05)%	22%	$160,964
2016	$15.24	0.03	0.59	0.62	(0.03)	(0.61)	(0.64)	$15.22	4.35%	1.00%	1.15%	0.19%	0.04%	30%	$138,411

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra® Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Ultra® Fund of the American Century Variable Portfolios, Inc. as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $21,574,095, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2020.

26

Notes
27

Notes

28

Notes

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91443 2102

Annual Report

December 31, 2020

VP Value Fund
Class I (AVPIX)
Class II (AVPVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPIX	0.98%	8.82%	9.72%	5/1/96
Russell 1000 Value Index	—	2.80%	9.73%	10.49%	—
S&P 500 Index	—	18.40%	15.20%	13.87%	—
Class II	AVPVX	0.83%	8.67%	9.57%	8/14/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2020
Class I — $25,300

Russell 1000 Value Index — $27,148

S&P 500 Index — $36,700

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.98%	1.13%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Phillip N. Davidson, Kevin Toney, Michael Liss, Brian Woglom and Philip Sundell

Performance Summary

VP Value returned 0.98%* for the 12 months ended December 31, 2020, compared with the 2.80% return of its benchmark, the Russell 1000 Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

Stock selection in the communication services sector and lack of exposure to many names in the materials sector detracted from performance relative to the benchmark. The portfolio’s overweight in energy also weighed on returns. On the other hand, our health care holdings, coupled with an overweight in the sector, positively impacted performance. Information technology and real estate were other key areas of strength.

Communication Services, Materials and Energy Detracted

Our bottom-up investment process led us to a limited number of companies in the communication services sector. We did not own a number of outperforming interactive media and services companies, which negatively impacted the portfolio’s relative returns.

Lack of exposure to several benchmark names in the materials sector also detracted from performance, particularly in the chemicals and metals and mining industries. While cyclical areas of the market, including many materials stocks, underperformed at the onset of the COVID-19 pandemic, they later outperformed as the economy began to reopen. In addition, during the fourth quarter, hopes for economic reopening led investors away from defensive sectors and toward more cyclical areas of the market, driving the outperformance of many materials stocks.

An overweight in the energy sector and our position in Schlumberger, a large oil field services company, hindered the portfolio’s returns. The sharp decrease in economic activity brought about by the coronavirus pandemic led to lower oil and gas prices. In turn, Schlumberger’s customers aggressively reduced spending, and investors questioned the sustainability of Schlumberger’s dividend. Following positive COVID-19 vaccine news in the fourth quarter, investors began to look through the current, depressed oil demand environment and priced in more normalized conditions. This drove expectations for higher revenues and profits for Schlumberger, and the stock recouped some of its earlier underperformance. Nevertheless, the stock declined materially over the reporting period.

Within the financials sector, several of our bank holdings, including Wells Fargo & Co., were pressured by low interest rates and deteriorating economic conditions caused by the pandemic. Wells Fargo was also negatively impacted by continued reputational damage and elevated expenses, as the company continues to repair the damage caused by its aggressive banking practices post the global financial crisis.

Health Care, Information Technology and Real Estate Contributed

Several of our health care holdings outperformed over the trailing 12-month period. Hologic, a medical device company, outperformed due to significant sales for a new COVID-19 test that captures three times the revenue of its core diagnostics tests with better gross margins. In addition,

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Pfizer, a pharmaceutical company, held up relatively well during the market sell-off in the spring. The stock was supported by inelastic demand for its pharmaceutical products. Later in the year, the stock rallied following positive news regarding its COVID-19 vaccine.

Stock selection and an overweight in the information technology sector also aided returns. QUALCOMM, a supplier of 5G modems that equip most 5G smartphones, outperformed. The company reported strong financial results and provided a positive outlook, due in part to the expansion of the 5G network. Software company Oracle was another notable contributor. Its stock outperformed as Oracle’s recurring revenue model helped support earnings during the COVID-19 pandemic. We believe Oracle has an opportunity to grow its application and autonomous database businesses as the company continues to transition from a license to a subscription model.

The real estate sector lagged in 2020, due in part to the negative impact of COVID-19 as well as investors rotating away from more defensive areas of the market during the second half of the year. As a result, our underweight in the sector positively impacted performance. In addition, Weyerhaeuser, one of our few holdings in the sector, outperformed. This timber REIT supplies lumber and engineered wood products used in new home construction. Better-than-expected housing demand and mill closures due to the pandemic caused prices for lumber and wood products to rise. In turn, this improved the outlook for Weyerhaeuser’s near-term earnings.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We ended the reporting period with a notable overweight in energy. Our research has led us to higher-quality energy companies with low-cost assets, strong balance sheets and management teams focused on returns on capital and return of capital to shareholders. The energy sector rebounded in the fourth quarter of 2020 on the heels of positive COVID-19 vaccine news, and we think that tailwind is likely to carry into 2021.

The portfolio is also overweight in financials, and the majority of that exposure is comprised of well capitalized banks. We also hold select positions in capital markets, insurance and diversified financial services companies.

On the other hand, we ended the year with an underweight in utilities. Despite the sector’s underperformance in 2020, we believe many utilities stocks remain overvalued. The portfolio is also underweight in communication services. We believe some stocks in the sector are expensive, while others have volatile business models and/or higher levels of leverage.

The pandemic accelerated paradigm-shifting structural trends. For example, dedensification has reshaped the real estate market as millennials migrate from urban cores, boosted by low mortgage interest rates and the acceptance of work-from-home practices. Declining technology costs and growing environmental concerns have created opportunities for utilities to transition power generation from traditional energy sources to renewable sources such as solar and wind. In addition, we believe government entities will support renewables by enacting policies intended to combat global warming. However, these transitions will take time and may provide good investment opportunities in the interim in both traditional energy sources and new power technologies. We think fundamental analysis will continue to play an important role in capturing these investment opportunities.

5

Fund Characteristics

DECEMBER 31, 2020
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.2%
Berkshire Hathaway, Inc.*	3.1%
Chevron Corp.	2.9%
Johnson & Johnson	2.8%
U.S. Bancorp	2.8%
AT&T, Inc.	2.8%
Intel Corp.	2.5%
Cisco Systems, Inc.	2.4%
General Electric Co.	2.3%
Pfizer, Inc.	2.2%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	13.8%
Oil, Gas and Consumable Fuels	7.8%
Pharmaceuticals	7.3%
Diversified Telecommunication Services	4.9%
Food Products	4.9%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	85.6%
Foreign Common Stocks*	11.5%
Exchange-Traded Funds	0.3%
Total Equity Exposure	97.4%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	0.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1) 7/1/20 - 12/31/20	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,239.80	$4.17	0.74%
Class II	$1,000	$1,239.70	$5.01	0.89%
Hypothetical
Class I	$1,000	$1,021.42	$3.76	0.74%
Class II	$1,000	$1,020.66	$4.52	0.89%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2020

	Shares	Value
COMMON STOCKS — 97.1%
Airlines — 0.7%
Southwest Airlines Co.	125,177	$5,834,500
Auto Components — 1.0%
BorgWarner, Inc.	217,700	8,411,928
Automobiles — 1.1%
General Motors Co.	121,824	5,072,751
Honda Motor Co. Ltd.	155,100	4,331,669
		9,404,420
Banks — 13.8%
Bank of America Corp.	573,410	17,380,057
Comerica, Inc.	70,682	3,948,297
JPMorgan Chase & Co.	206,949	26,297,010
M&T Bank Corp.	40,204	5,117,969
PNC Financial Services Group, Inc. (The)	53,042	7,903,258
Toronto-Dominion Bank (The)	88,920	5,024,060
Truist Financial Corp.	175,150	8,394,940
U.S. Bancorp	490,092	22,833,386
Wells Fargo & Co.	525,962	15,873,533
		112,772,510
Building Products — 0.7%
Johnson Controls International plc	115,481	5,380,260
Capital Markets — 3.8%
Bank of New York Mellon Corp. (The)	261,610	11,102,728
Franklin Resources, Inc.	54,351	1,358,232
Invesco Ltd.	242,436	4,225,660
Northern Trust Corp.	78,967	7,354,986
State Street Corp.	93,360	6,794,741
		30,836,347
Communications Equipment — 3.3%
Cisco Systems, Inc.	447,453	20,023,522
F5 Networks, Inc.(1)	41,230	7,254,006
		27,277,528
Containers and Packaging — 1.2%
Sonoco Products Co.	113,871	6,746,857
WestRock Co.	73,940	3,218,608
		9,965,465
Diversified Financial Services — 3.1%
Berkshire Hathaway, Inc., Class A(1)	50	17,390,750
Berkshire Hathaway, Inc., Class B(1)	33,674	7,807,990
		25,198,740
Diversified Telecommunication Services — 4.9%
AT&T, Inc.	792,864	22,802,769
Verizon Communications, Inc.	301,911	17,737,271
		40,540,040
Electric Utilities — 0.4%
Edison International	36,370	2,284,763
8

	Shares	Value
Pinnacle West Capital Corp.	16,760	$1,339,962
		3,624,725
Electrical Equipment — 3.3%
Emerson Electric Co.	122,349	9,833,189
Hubbell, Inc.	57,735	9,052,271
nVent Electric plc	355,848	8,287,700
		27,173,160
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity Ltd.	58,760	7,114,073
Energy Equipment and Services — 3.2%
Baker Hughes Co.	335,486	6,994,883
Halliburton Co.	294,260	5,561,514
NOV, Inc.	110,522	1,517,467
Schlumberger NV	539,190	11,770,518
		25,844,382
Entertainment — 1.7%
Walt Disney Co. (The)(1)	75,630	13,702,643
Equity Real Estate Investment Trusts (REITs) — 1.7%
Equinix, Inc.	4,670	3,335,221
Healthpeak Properties, Inc.	140,650	4,251,849
Weyerhaeuser Co.	180,640	6,056,859
		13,643,929
Food and Staples Retailing — 1.4%
Koninklijke Ahold Delhaize NV	159,290	4,498,378
Walmart, Inc.	50,238	7,241,808
		11,740,186
Food Products — 4.9%
Conagra Brands, Inc.	228,720	8,293,387
Danone SA	103,830	6,824,326
J.M. Smucker Co. (The)	39,560	4,573,136
Kellogg Co.	87,277	5,431,248
Mondelez International, Inc., Class A	185,006	10,817,301
Orkla ASA	419,180	4,252,864
		40,192,262
Health Care Equipment and Supplies — 4.4%
Envista Holdings Corp.(1)	133,030	4,487,102
Hologic, Inc.(1)	38,320	2,790,845
Medtronic plc	131,687	15,425,815
Zimmer Biomet Holdings, Inc.	86,753	13,367,770
		36,071,532
Health Care Providers and Services — 3.1%
Cardinal Health, Inc.	224,680	12,033,861
McKesson Corp.	42,770	7,438,558
Universal Health Services, Inc., Class B	42,890	5,897,375
		25,369,794
Hotels, Restaurants and Leisure — 0.6%
Sodexo SA(1)	56,270	4,763,102
Household Products — 1.0%
Procter & Gamble Co. (The)	59,966	8,343,669
Industrial Conglomerates — 3.4%
General Electric Co.	1,772,444	19,142,395
9

	Shares	Value
Siemens AG	63,120	$9,034,148
		28,176,543
Insurance — 3.7%
Aflac, Inc.	84,790	3,770,611
Chubb Ltd.	86,369	13,293,917
MetLife, Inc.	117,679	5,525,029
Reinsurance Group of America, Inc.	66,731	7,734,123
		30,323,680
Leisure Products — 0.8%
Mattel, Inc.(1)	157,553	2,749,300
Polaris, Inc.	38,040	3,624,451
		6,373,751
Machinery — 1.3%
IMI plc	511,516	8,190,824
Oshkosh Corp.	28,510	2,453,856
		10,644,680
Metals and Mining — 0.6%
BHP Group Ltd.	162,490	5,293,745
Multiline Retail — 0.4%
Dollar Tree, Inc.(1)	28,850	3,116,954
Oil, Gas and Consumable Fuels — 7.8%
Chevron Corp.	280,897	23,721,752
Cimarex Energy Co.	103,711	3,890,200
ConocoPhillips	198,184	7,925,378
Devon Energy Corp.	479,817	7,585,907
EQT Corp.	335,071	4,258,752
Royal Dutch Shell plc, B Shares	293,910	5,063,574
TOTAL SE	273,379	11,793,048
		64,238,611
Paper and Forest Products — 0.8%
Mondi plc	267,090	6,303,814
Personal Products — 1.1%
Unilever plc	143,370	8,681,209
Pharmaceuticals — 7.3%
Johnson & Johnson	146,602	23,072,223
Merck & Co., Inc.	131,172	10,729,870
Pfizer, Inc.	483,239	17,788,027
Roche Holding AG	9,750	3,401,852
Teva Pharmaceutical Industries Ltd., ADR(1)	494,186	4,768,895
Viatris, Inc.(1)	2,989	56,014
		59,816,881
Road and Rail — 1.0%
Heartland Express, Inc.	453,719	8,212,314
Semiconductors and Semiconductor Equipment — 3.8%
Applied Materials, Inc.	76,324	6,586,761
Intel Corp.	406,767	20,265,132
QUALCOMM, Inc.	27,570	4,200,014
		31,051,907
Software — 1.3%
Open Text Corp.	64,180	2,917,623
Oracle Corp. (New York)	117,023	7,570,218
		10,487,841
10

	Shares	Value
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	55,231	$8,699,435
Technology Hardware, Storage and Peripherals — 0.4%
HP, Inc.	149,927	3,686,705
Textiles, Apparel and Luxury Goods — 1.2%
Ralph Lauren Corp.	35,970	3,731,528
Tapestry, Inc.	186,924	5,809,598
		9,541,126
Trading Companies and Distributors — 0.9%
MSC Industrial Direct Co., Inc., Class A	86,252	7,278,806
TOTAL COMMON STOCKS (Cost $589,831,244)		795,133,197
EXCHANGE-TRADED FUNDS — 0.3%
iShares Russell 1000 Value ETF (Cost $2,001,811)	15,140	2,070,092
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.125% - 3.75%, 11/30/23 - 11/15/43, valued at $8,947,783), in a joint trading account at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $8,765,323)		8,765,265
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.375%, 12/31/25, valued at $11,176,186), at 0.06%, dated 12/31/20, due 1/4/21 (Delivery value $10,957,073)		10,957,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $19,722,265)		19,722,265
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $611,555,320)		816,925,554
OTHER ASSETS AND LIABILITIES — 0.2%		1,859,725
TOTAL NET ASSETS — 100.0%		$818,785,279

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,845,653	AUD	5,091,624	Bank of America N.A.	3/31/21	$(82,433)
USD	141,141	AUD	185,239	Bank of America N.A.	3/31/21	(1,767)
USD	3,765,383	CAD	4,796,345	Morgan Stanley	3/31/21	(3,539)
USD	2,509,449	CHF	2,216,784	Morgan Stanley	3/31/21	(856)
USD	34,032,056	EUR	27,715,657	Credit Suisse AG	3/31/21	107,624
GBP	400,361	USD	534,985	JPMorgan Chase Bank N.A.	3/31/21	12,798
USD	15,265,591	GBP	11,336,379	JPMorgan Chase Bank N.A.	3/31/21	(245,114)
JPY	17,216,100	USD	166,307	Bank of America N.A.	3/31/21	596
USD	3,433,332	JPY	356,070,825	Bank of America N.A.	3/31/21	(18,626)
USD	3,065,036	NOK	26,640,985	Goldman Sachs & Co.	3/31/21	(41,065)
						$(272,382)

11

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

DECEMBER 31, 2020
Assets
Investment securities, at value (cost of $611,555,320)	$816,925,554
Receivable for investments sold	2,391,020
Receivable for capital shares sold	330,875
Unrealized appreciation on forward foreign currency exchange contracts	121,018
Dividends and interest receivable	1,203,378
Securities lending receivable	204
820,972,049

Liabilities
Disbursements in excess of demand deposit cash	15,437
Payable for investments purchased	166,538
Payable for capital shares redeemed	1,050,314
Unrealized depreciation on forward foreign currency exchange contracts	393,400
Accrued management fees	467,690
Distribution fees payable	93,391
2,186,770

Net Assets	$818,785,279

Net Assets Consist of:
Capital (par value and paid-in surplus)	$677,218,069
Distributable earnings	141,567,210
$818,785,279

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$376,354,539	33,679,256	$11.17
Class II, $0.01 Par Value	$442,430,740	39,546,447	$11.19

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED DECEMBER 31, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $283,764)	$22,739,571
Securities lending, net	67,074
Interest	53,636
22,860,281

Expenses:
Management fees	6,871,812
Distribution fees - Class II	987,746
Directors' fees and expenses	23,684
Other expenses	4,693
7,887,935
Fees waived(1)	(1,721,008)
6,166,927

Net investment income (loss)	16,693,354

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,072,474)
Forward foreign currency exchange contract transactions	(3,410,212)
Foreign currency translation transactions	(36,264)
(8,518,950)

Change in net unrealized appreciation (depreciation) on:
Investments	(6,470,769)
Forward foreign currency exchange contracts	201,268
Translation of assets and liabilities in foreign currencies	12,517
(6,256,984)

Net realized and unrealized gain (loss)	(14,775,934)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,917,420

(1)Amount consists of $800,894 and $920,114 for Class I and Class II, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019
Increase (Decrease) in Net Assets	December 31, 2020	December 31, 2019
Operations
Net investment income (loss)	$16,693,354	$17,179,332
Net realized gain (loss)	(8,518,950)	(11,164,085)
Change in net unrealized appreciation (depreciation)	(6,256,984)	194,935,816
Net increase (decrease) in net assets resulting from operations	1,917,420	200,951,063

Distributions to Shareholders
From earnings:
Class I	(16,985,871)	(32,302,930)
Class II	(18,974,868)	(34,385,367)
Decrease in net assets from distributions	(35,960,739)	(66,688,297)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(35,137,220)	(25,024,577)

Net increase (decrease) in net assets	(69,180,539)	109,238,189

Net Assets
Beginning of period	887,965,818	778,727,629
End of period	$818,785,279	$887,965,818

See Notes to Financial Statements.
15

Notes to Financial Statements

DECEMBER 31, 2020

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). From January 1, 2020 through July 31, 2020 the investment advisor agreed to waive 0.22% of the fund's management fee. Effective August 1, 2020, the investment advisor agreed to waive 0.25% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

18

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2020 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	0.98%	0.75%
Class II	0.80% to 0.90%	0.88%	0.65%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2020 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $897,327 and $2,223,388, respectively. The effect of interfund transactions on the Statement of Operations was $(33,189) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2020 were $416,920,819 and $469,314,968, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	600,000,000		600,000,000
Sold	4,214,178	$39,736,970	2,513,589	$26,977,393
Issued in reinvestment of distributions	1,966,537	16,497,988	3,012,027	31,542,121
Redeemed	(9,405,931)	(93,999,897)	(6,038,295)	(65,176,821)
	(3,225,216)	(37,764,939)	(512,679)	(6,657,307)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	6,169,177	59,368,566	2,363,882	25,395,711
Issued in reinvestment of distributions	2,260,685	18,974,868	3,282,949	34,385,367
Redeemed	(7,679,501)	(75,715,715)	(7,192,474)	(78,148,348)
	750,361	2,627,719	(1,545,643)	(18,367,270)
Net increase (decrease)	(2,474,855)	$(35,137,220)	(2,058,322)	$(25,024,577)

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	$5,072,751	$4,331,669	—
Banks	107,748,450	5,024,060	—
Food and Staples Retailing	7,241,808	4,498,378	—
Food Products	29,115,072	11,077,190	—
Hotels, Restaurants and Leisure	—	4,763,102	—
Industrial Conglomerates	19,142,395	9,034,148	—
Machinery	2,453,856	8,190,824	—
Metals and Mining	—	5,293,745	—
Oil, Gas and Consumable Fuels	47,381,989	16,856,622	—
Paper and Forest Products	—	6,303,814	—
Personal Products	—	8,681,209	—
Pharmaceuticals	56,415,029	3,401,852	—
Other Industries	433,105,234	—	—
Exchange-Traded Funds	2,070,092	—	—
Temporary Cash Investments	—	19,722,265	—
	$709,746,676	$107,178,878	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$121,018	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$393,400	—

20

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $63,829,331.

The value of foreign currency risk derivative instruments as of December 31, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $121,018 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $393,400 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2020, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(3,410,212) in net realized gain (loss) on forward foreign currency exchange contract transactions and $201,268 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$23,145,003	$27,413,041
Long-term capital gains	$12,815,736	$39,275,256

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$662,549,468
Gross tax appreciation of investments	$167,897,992
Gross tax depreciation of investments	(13,521,906)
Net tax appreciation (depreciation) of investments	154,376,086
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	11,611
Net tax appreciation (depreciation)	$154,387,697
Undistributed ordinary income	$366,033
Accumulated long-term capital losses	$(13,186,520)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
22

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2020	$11.72	0.23	(0.29)	(0.06)	(0.23)	(0.26)	(0.49)	$11.17	0.98%	0.75%	0.98%	2.34%	2.11%	57%	$376,355
2019	$10.01	0.23	2.36	2.59	(0.23)	(0.65)	(0.88)	$11.72	27.03%	0.77%	0.98%	2.11%	1.90%	45%	$432,639
2018	$11.21	0.19	(1.20)	(1.01)	(0.19)	—(3)	(0.19)	$10.01	(9.15)%	0.78%	0.97%	1.70%	1.51%	51%	$374,518
2017	$10.48	0.18	0.73	0.91	(0.18)	—	(0.18)	$11.21	8.75%	0.80%	0.97%	1.71%	1.54%	30%	$462,812
2016	$8.85	0.17	1.62	1.79	(0.16)	—	(0.16)	$10.48	20.48%	0.81%	0.98%	1.77%	1.60%	46%	$461,586
Class II
2020	$11.74	0.21	(0.29)	(0.08)	(0.21)	(0.26)	(0.47)	$11.19	0.83%	0.90%	1.13%	2.19%	1.96%	57%	$442,431
2019	$10.02	0.21	2.37	2.58	(0.21)	(0.65)	(0.86)	$11.74	26.92%	0.92%	1.13%	1.96%	1.75%	45%	$455,327
2018	$11.22	0.18	(1.21)	(1.03)	(0.17)	—(3)	(0.17)	$10.02	(9.28)%	0.93%	1.12%	1.55%	1.36%	51%	$404,210
2017	$10.49	0.17	0.72	0.89	(0.16)	—	(0.16)	$11.22	8.58%	0.95%	1.12%	1.56%	1.39%	30%	$485,136
2016	$8.86	0.15	1.63	1.78	(0.15)	—	(0.15)	$10.49	20.28%	0.96%	1.13%	1.62%	1.45%	46%	$489,026

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2021

We have served as the auditor of one or more American Century investment companies since 1997.

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	62	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	62	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	62	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	62	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	62	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	62	None
John R. Whitten (1946)	Director	Since 2008	Retired	62	Onto Innovation Inc. (2019-2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	87	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $18,254,133, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $12,815,736, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2020.

The fund hereby designates $6,551,304 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2020.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91440 2102

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) John R. Whitten, Thomas Bunn, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019: $200,120
FY 2020: $200,160

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0 FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0 FY 2020: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $0 FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0 FY 2020: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019: $119,500
FY 2020: $0

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	February 24, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 24, 2021